UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

2303 Yorktown Avenue, Lynchburg, Virginia 24501

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (434) 846-1361

(Name and Address of Agent for Service)

David D. Basten

President

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

Copy to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

Item 1. Reports to Shareholders.

Item 1. Reports to Shareholders.

API CAPITAL INCOME FUND

API GROWTH FUND

API MULTI-ASSET INCOME FUND

API SHORT TERM BOND FUND

API MASTER ALLOCATION FUND

ANNUAL REPORT DATED JANUARY 31, 2017

CONTENTS

Letter to Shareholders	1-4

Financial Statements

Schedule of Investments
Capital Income Fund	5-7
Growth Fund	8-10
Multi-Asset Income Fund	11-17
Short Term Bond Fund	18-22
Master Allocation Fund	23

Statements of Assets and Liabilities	24

Statements of Operations	25

Statements of Changes in Net Assets	26-27

Financial Highlights
Capital Income Fund	28-30
Growth Fund	31-33
Multi-Asset Income Fund	34-37
Short Term Bond Fund	38-40
Master Allocation Fund	41-43

Notes to Financial Statements	44-55

Report of Independent Registered Public Accounting Firm	56

Expense Examples	67

Other Information	70

API Multi-Asset Income Fund

API Short Term Bond Fund

API Capital Income Fund

API Growth Fund

API Master Allocation Fund

Yorktown Mid Cap Fund

Yorktown Small Cap Fund

Dear Fellow Shareholders,

We are pleased to provide you with this annual report which provides our perspective on the past year in the markets, the performance of our funds and our outlook for the year ahead. As you will see, our time-honored investment process, grounded in financial science, backed by disciplined analysis and nimble execution, served our investors well in 2016. In the year ahead, we will continue to implement focused, structured and highly disciplined strategies built on our commitment to super-diversification, rigorous analysis and always looking at investments with a long-term owner’s perspective.

2016 IN REVIEW

Uncertainty surrounding the US election, the Post-Brexit fate of the European Union, likely Fed rate increases and a shaky rise in oil prices, kept US markets in a holding pattern for much of the year. These concerns were swept aside as the shocking result of our presidential election sent markets into a dramatic overnight swoon and then on a furious rampage to record setting highs. Interestingly, many investors moved away from equities and into fixed income just ahead of and immediately following the election, putting them firmly on the wrong side of both investments and demonstrating once again the importance of committing to a long-term investment strategy built on well diversified portfolios.

•

All major market indexes appeared positive for the calendar year 2016. The solid gains of 2016 were buoyed by a post-election rally that was led by the S&P Small Cap index which rose 24.7% followed by double digit performance in the S&P Mid Cap Index of 18.7% and finally larger caps with the Dow Jones Industrial Average Index with 13.4% and the S&P 500 Index fell just short of double digits with 9.4%

•

Ever since the Presidential election, markets have focused on the potential for fiscal policy – tax cuts and spending increases- to boost the American economy. The possibility of a rate rise from the Federal Reserve will increase if inflation rises above the headline rate of 2%. The core rate is forecast to be stable at 1.7%. The unemployment rate is 4.8% and wage growth edged higher to 3.2%, and we believe these growth rates are acceptable and heading in the right direction.

•

Interest rates have risen modestly since the election, but we are concerned that a big rise in bond yields would be very dangerous for the economy, which still has high levels of debt, particularly if mortgages rise sharply.

The U.S. Economy: The U.S. economy expanded at a slower pace in the fourth quarter, as previously reported, and appeared to remain on a moderate growth path as President Donald Trump took office with a promise to reinvigorate manufacturing and protect jobs. President Trump has pledged to boost annual economic growth to 4% through a mix of infrastructure spending, sweeping tax cuts and deregulation. Additionally, continued declines in U.S. unemployment and lower gas prices helped to stimulate consumer spending.

Interest Rates: US Treasury yields were, for the most part, range-bound from the beginning of the fiscal year (February 1, 2016) until November. Early July marked the lows in yields when the 10 year hit 1.37% and the 2 year hit 0.56%. Corporate bond holders need only look at energy-related issues as an example of the myriad concerns that plagued the market as the year began. By year end, however, a more rational market had returned and the very sectors that had caused the greatest concern finished among the year’s best performers. As a result of mildly positive early fourth quarter economic data, market sentiment began to coalesce around the expectation that the Federal Reserve would be able to raise interest rates 25 basis points before year end. After the November 7 election, however, market sentiment rallied around the new administration’s promise to adopt pro-growth fiscal policies rather than the emergency monetary policies that dominated the last eight years. After the widely expected 25 basis point increase to the federal funds rate in December, the Federal Open Market Committee (FOMC) increased the forecasted number of rate increases in 2017 from two (announced just a few months ago) to three. As we enter the next fiscal year we will see if the economy, policy changes and investor expectations will result in further changes to the curve, spreads, and real rates.

The Global Economy: One year ago, the world economy seemed hopelessly trapped in a cycle of low growth and inflation. Debt and equity markets recoiled at the mere possibility that the Federal Reserve would raise interest rates. The U.S. elections heightened the possibility of financial market chaos. Now, interest rates and inflation forecasts have risen substantially from last winter’s lows. Financial markets are now shrugging off and even rallying at the possibility of imminent Federal rate increases. The broader mix of Global Markets and economic data are showing strength, but not without apprehension. With each step forward, however, there can be no assurance that the pattern will continue. As long as long term interest rates remain low, economic growth should trend positive net of inflation.

OUR FUNDS

Income Funds

Multi-Asset Income Fund

For the fiscal year ended January 31 2017 the Multi-Asset Income Fund’s Class L Shares (AFFIX) had a total return of 21.71% vs. a total return of 4.20% for the Dow Jones Conservative Relative Risk Index over the same period. The Fund’s performance during the year was enhanced by its diversified investments in BDCs, Fixed Income and REITs. The Fund also benefited from a timely shift to equities and a greater focus on total return after the 3rd quarter. An underweighting of equities was a drag on the portfolio for much of the fiscal year until after the November elections.

Short Term Bond Fund

For the fiscal year ended January 31, 2017, the Short Term Bond Fund’s Class L Shares (AFMMX) had a total return of 5.58% vs. a total return of 1.46% for the Bloomberg Barclays U.S. Aggregate Index over the same period. The Fund’s performance during the year was enhanced by its investments in front end bonds, asset heavy bonds, high coupon and callable bonds. Energy-related concerns, that plagued the market as the year began, settled down. By year end, a more rational market had returned and the very issues that had caused the greatest concern finished 2016 among the year’s best performers. The Fund owed some of its performance throughout the year to security selection and, most recently, to floating rate notes, fixed-to-float hybrids and corporate bonds with better spread/yield. Meanwhile, benchmark returns faltered as a result of larger positions in treasuries and the tight spread from large index paper that incurred more interest rate risk after the election.

EQUITY FUNDS

API Capital Income Fund

API Growth Fund

API Master Allocation Fund

Yorktown Mid Cap Fund

Yorktown Small Cap Fund

For the fiscal year ended January 31, 2017, the Class L shares for the Capital Income Fund (AFDDX) had a total return of 14.42%; Growth Fund (APITX) had a total return of 15.69; and the Master Allocation Fund (APILX) had a total return of

14.29 vs. a total return of 17.81% for the MSCI World Free GTR Index over the same period. The performance of these Funds during the year was enhanced by their investments in large mega stocks and, conversely, hurt by their investments in mid and small cap stocks. In fact, the primary reason these Funds underperformed their benchmark index for the fiscal year was that the portfolios equally weight small, mid and large market caps while the market cap weighting of the index favors mega cap stocks. The MSCI index contains the top ten constituents that make up 9.9% of the index. Our strategy has historically worked well, or tends to work well when total market breadth is spread between all market capitalizations, or small and/or mid-cap outperform large capitalizations.

The Yorktown Mid Cap Fund’s Class L shares (YWBLX) had a total return of 6.01% versus a total return of 12.13% for the Russell Mid Cap Index since the Fund commenced operations on May 10, 2016. For the period beginning May 10, 2016 and ending January 31, 2016, equity markets were generally positive however there were significant variances in the market by sector. From a factor perspective, the performance of growth stocks versus value stocks oscillated during this time period, with investors typically favoring growth stocks at the end of our January fiscal year. Economic developments were mixed, yet they were generally more positive than negative. The U.S. election process was unpredictable and caused some short-term volatility. Within the benchmark, Materials and Information Technology were the leading sectors, while the Energy and Consumer Discretionary sectors lagged.

The Yorktown Small Cap Fund’s Class L shares (YOVLX) had a total return of 19.30% versus a total return of 26.95% for the Russell 2000 Value Index since the Fund commenced operations on May 9, 2016. The Small Cap Fund, which closely resembles the allocation of the Russell 2000 Value Index, underperformed during this period due to the fact that it was underweighted in the financial sector just after the election when the market staged a dramatic recovery during the 4th quarter of 2016.

Protecting Your Financial Future. We firmly believe that, in addition to your active involvement in the investment process, a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors can provide professional expertise, as well as an understanding of the market’s history and factors such as long-term returns and the volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance. Please contact your financial advisor if you have any questions about the contents of this report.

On behalf of API Funds and Portfolios, I would like to thank you for your continued support and confidence in our products. We value the trust you have placed in us and look forward to continuing to serve you and your financial advisor in the future.

Sincerely,

David D. Basten
Founder & Chief Executive Officer
API Funds and Portfolios

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. BDCs have significant market, credit and liquidity risks. In general, as prevailing interest rates rise, fixed income securities prices will fall.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-544-6060. The Performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Unified Financial Securities, LLC. (Member FINRA)

API CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Principal/ Shares	Value
COMMON STOCKS — 95.5%
Consumer Discretionary — 9.1%
Adidas AG	2,000	$157,910
Advance Auto Parts, Inc.	1,500	246,360
Carnival Corporation	4,500	249,210
Coach, Inc.	7,000	261,450
Darden Restaurants, Inc.	3,600	263,808
Garmin Ltd.	5,600	270,424
Las Vegas Sands Corp.	4,400	231,352
L Brands, Inc.	2,800	168,588
M.D.C. Holdings, Inc.	8,610	232,814
Nissan Motor Co., Ltd.	14,200	281,586
Nordstrom, Inc.	3,900	172,458
Omnicom Group, Inc.	3,100	265,515
Penske Automotive Group, Inc.	4,200	228,312
The Gap, Inc.	8,700	200,361
Toyota Motor Corporation	2,000	231,500
Tupperware Brands Corporation	3,200	193,152
Whirpool Corporation	1,300	227,357

		3,882,157

Consumer Staples — 9.1%
Anheuser-Busch InBev NV	2,400	250,224
British American Tobacco PLC	1,800	221,760
Bunge Ltd.	3,500	242,235
Coca-Cola European Partners PLC	5,600	193,368
ConAgra Brands, Inc.	3,700	144,633
Diageo Plc ADR	2,800	313,684
Imperial Brands PLC	4,500	212,355
Kraft Heinz Company	2,000	178,580
Mondelez International, Inc.	5,000	221,400
Nestle SA	4,000	292,880
Orkla ASA	28,500	265,620
PepsiCo, Inc.	2,200	228,316
Procter & Gamble Company	2,700	236,520
Reckitt Benckiser Group PLC	9,000	156,150
Sysco Corporation	4,000	209,840
Unilever PLC	7,300	300,103
Wal-Mart Stores, Inc.	3,000	200,220

		3,867,888

Energy — 4.7%
BP plc	5,750	206,885
Chevron Corporation	2,550	283,943
Helmerich & Payne, Inc.	3,000	213,480
Phillips 66	2,900	236,698
Schlumberger Ltd.	2,800	234,388
Spectra Energy Corp.	6,000	249,900
TransCanada Corp.	6,500	306,930
Valero Energy Corporation	3,700	243,312

		1,975,536

Financials — 21.9%
Allianz SE	19,000	322,335
Ameriprise Financial, Inc.	2,100	235,767
Arthur J. Gallagher & Co.	4,100	220,703
Aviva plc ADR	26,500	317,338
AXA SA	13,200	325,116
BB&T Corporation	4,700	217,093
BlackRock, Inc.	500	186,990
Blue Capital Reinsurance Holdings Ltd.	11,891	226,524
Charles Schwab Corporation	5,000	206,200
CME Group, Inc.	2,600	314,808
Columbia Banking System, Inc.	6,200	246,512
Cullen/Frost Bankers, Inc.	3,000	268,200
Discover Financial Services	3,800	263,264
Eaton Vance Corp.	5,650	236,905
Federal Agricultural Mortgage Corporation	5,000	278,300
Glacier Bancorp, Inc.	7,000	248,710
Horace Mann Educators Corporation	5,800	239,830
ING Groep N.V.	23,000	330,740
Invesco Ltd.	7,800	225,576
JPMorgan Chase & Co.	3,500	296,205
Legg Mason, Inc.	6,000	190,140
M & T Bank Corp.	2,000	325,140
MetLife, Inc.	3,300	179,553
Mitsubishi UFJ Financial Group, Inc.	42,200	269,658
Muenchener Rueckversicherungs-Gesellschaft AG	14,000	262,668
PNC Financial Services Group, Inc.	2,500	301,150
Principal Financial Group, Inc.	4,500	256,905
Provident Financial Services, Inc.	10,000	264,700
Prudential Financial, Inc.	1,800	189,198
Safety Insurance Group, Inc.	3,100	222,270
Sumitomo Mitsui Financial Group, Inc.	33,000	258,060
SunTrust Banks, Inc.	5,000	284,100
Trustmark Corporation	7,400	248,788
U.S. Bancorp	5,000	263,250
Wells Fargo & Company	5,000	281,650
Westpac Banking Corporation	11,800	284,852

		9,289,198

Health Care — 5.1%
Astrazeneca PLC	10,000	272,300
Becton, Dickinson and Company	950	168,426
Eli Lilly & Co.	2,700	207,981
Johnson & Johnson	2,000	226,500
Merck & Co., Inc.	4,500	278,955

API CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Novartis AG	3,800	$280,896
Pfizer, Inc.	5,900	187,207
Sanofi ADR	5,500	224,290
Teva Pharmaceutical Industries Ltd.	4,800	160,464
UnitedHealth Group, Inc.	1,100	178,310

		2,185,329

Industrials — 13.8%
Atlantia S.p.A.	24,000	271,320
Boeing Company	2,000	326,840
CSX Corporation	6,900	320,091
Cummins, Inc.	1,700	249,917
Dover Corporation	3,050	237,138
Experian PLC	14,100	272,976
FedEx Corporation	1,100	208,021
General Dynamics Corporation	1,300	235,404
Honeywell International, Inc.	1,800	212,976
Koninklijke Philips Electronics N.V.	8,100	237,978
Lockheed Martin Corporation	800	201,064
Macquarie Infrastructure Corporation	2,000	149,980
NIDEC CORPORATION	9,000	210,645
Nielsen Holdings PLC	3,500	143,185
Nippon Yusen Kabushiki Kaisha	45,000	190,350
Norfolk Southern Corp.	2,400	281,904
Republic Services, Inc.	4,300	246,734
Royal Mail plc	17,000	175,270
Schneider Electric SE	19,900	285,366
Siemens AG	2,500	324,925
Smiths Group plc	16,000	306,400
United Parcel Service, Inc.	1,925	210,075
United Technologies Corporation	3,300	361,911
Vinci SA	10,600	185,394

		5,845,864

Information Technology — 15.1%
Activision Blizzard, Inc.	3,500	140,735
Analog Devices, Inc.	3,400	254,796
Applied Materials, Inc.	6,000	205,500
ASML Holding N.V.	1,500	182,100
AU Optronics Corp.	57,000	238,830
Broadcom Limited	1,000	199,500
CA, Inc.	7,300	228,271
Cisco Systems, Inc.	5,500	168,960
Electrocomponents plc	60,400	368,440
FLIR Systems, Inc.	7,000	247,310
International Business Machines, Inc.	1,500	261,780
Intersil Corporation	10,000	224,300
Intel Corporation	6,400	235,648
Lam Research Corporation	2,000	229,720
Linear Technology Corporation	3,200	202,016
Maxim Integrated Products, Inc.	5,800	257,984
Microsoft Corporation	4,200	271,530
NetEase, Inc.	700	177,730
NICE Ltd.	2,650	185,977
Paychex, Inc.	3,500	211,015
QUALCOMM, Inc.	3,600	192,348
SAP SE	2,300	210,473
Taiwan Semiconductor Manufacturing Company Ltd.	8,500	262,735
Tessera Holding Corporation	6,500	293,800
Texas Instruments, Inc.	2,200	166,188
Total System Services, Inc.	4,500	228,060
Western Digital Corporation	3,700	295,001
Xilinx, Inc.	4,500	261,900

		6,402,647

Materials — 6.8%
Air Products and Chemicals, Inc.	2,000	279,520
BASF SE	3,000	289,740
Dow Chemical Company	3,925	234,048
Greif, Inc.	4,200	241,836
International Paper Company	5,800	328,280
Koninklijke DSM NV	4,500	286,605
LyondellBasell Industries NV	2,000	186,540
Packaging Corporation of America	2,500	230,450
Scotts Miracle-Gro Company (The)	2,500	229,925
Syngenta AG ADS	3,800	323,152
WestRock Company	4,500	240,120

		2,870,216

Real Estate Investment Trusts — 2.7%
Alexander’s, Inc.	500	211,405
Camden Property Trust	2,500	208,925
Colony NorthStar, Inc.	11,730	163,282
National Health Investors, Inc.	2,700	199,773
OMEGA Healthcare Investors, Inc.	6,000	192,420
Pennsylvania Real Estate Investment Trust	8,700	155,817

		1,131,622

Telecommunication Services — 4.5%
A T & T, Inc.	6,500	274,040
BCE, Inc.	4,650	209,808
BT Group PLC	12,500	242,000
Nippon Telegraph & Telephone Corporation	4,600	203,182
NTT DOCOMO, Inc. ADR	11,000	263,120
Orange SA	13,000	202,150
Rogers Communications, Inc.	7,300	316,820

API CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
SoftBank Corp.	2,600	$200,798

		1,911,918

Utilities — 2.7%
AES Corporation	18,000	205,920
Enagas SA	19,700	241,325
Italgas S.p.A.	9,600	36,480
National Grid PLC	4,500	263,115
Snam S.p.A.	48,000	182,400
WEC Energy Group, Inc.	3,900	230,295

		1,159,535

Total Common Stocks		40,521,910

INVESTMENT COMPANIES — 4.3%
Business Development Companies — 0.5%
Monroe Capital Corporation	13,000	198,380

Exchange Traded Funds — 3.4%
iShares MSCI EAFE ETF	2,700	161,001
iShares MSCI EAFE Value ETF	4,600	223,560
Schwab International Equity ETF	9,000	258,210
Schwab International Small-Cap Equity ETF	7,000	211,960
Vanguard FTSE All World ex-U.S. ETF	3,500	161,035
Vanguard FTSE Developed Markets ETF	6,000	227,280
WisdomTree Europe SmallCap Dividend Fund	3,700	210,123

		1,453,169

Money Market Funds — 0.4%
Federated Government Obligations Fund	185,711	185,711

Total Investment Companies		1,837,260

Total Investments — 99.8% (cost $34,149,603)		42,359,170
Other Assets in Excess Of Liabilities — 0.2%		79,924

Net Assets — 100.0%		$42,439,094

The accompanying notes are an integral part of these financial statements.

API GROWTH FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Shares	Value
COMMON STOCKS — 91.1%
Consumer Discretionary — 18.2%
Amazon, Inc.*	370	$304,688
Amer Sports Oyj	8,600	228,072
ASOS PLC*	4,000	263,320
Autoliv, Inc.	2,500	289,150
AutoZone, Inc.*	420	304,492
Bassett Furniture Industries, Inc.	6,600	186,120
Carriage Services, Inc.	9,700	251,715
Christian Dior SA	1,380	296,079
Domino’s Pizza, Inc.	1,500	261,810
Fuji Heavy Industries Ltd.	16,000	319,360
Hermes International	625	271,525
LCI Industries	2,680	294,130
Lear Corporation	2,000	284,180
Liberty Broadband Corporation Class A*	3,700	309,616
Liberty Broadband Corporation Class C*	3,600	307,224
Liberty Expedia Holdings, Inc. Class A*	1,854	81,595
Liberty SiriusXM Group Class A*	7,200	260,928
Liberty Ventures Series A*	2,782	121,434
Lions Gate Entertainment Corporation Class B*	5,427	145,389
LKQ Corporation*	7,600	242,516
Lowe’s Companies, Inc.	3,600	263,088
LVMH Moet Hennessey Louis Vuitton SA	6,200	251,007
MarineMax, Inc.*	12,000	257,400
Naspers Limited	20,000	320,300
Nextstar Media Group, Inc.	5,886	384,944
Nike, Inc. Class B	4,900	259,210
Nitori Holdings Co., Ltd.	2,300	257,094
NVR, Inc.*	200	371,600
O’Reilly Automotive, Inc.*	1,000	262,270
Panasonic Corporation	30,000	314,100
Panera Bread Co.*	1,600	334,496
Publicis Groupe SA	10,500	180,285
RELX NV	16,918	284,899
SEB S.A.	1,400	176,148
Sekisui Chemical Co., Ltd.	16,000	261,280
Starbucks Corporation	4,400	242,968
Thor Industries, Inc.	3,000	310,500
TripAdvisor, Inc.*	2,900	153,410
Ulta Beauty, Inc.*	1,000	272,280
Valeo SA	11,400	347,586
Winnebago Industries, Inc.	7,200	226,080
Wolters Kluwer NV	7,500	287,588
Yue Yuen Industrial (Holdings) Limited	14,500	262,450

		11,304,326

Consumer Staples — 4.2%
Compania Cervecerias Unidas S.A.	13,000	293,670
Constellation Brands, Inc.	1,700	254,592
Dean Foods Company	12,500	248,250
Fomento Economico Mexicano S.A.B. de C.V. ADR	2,700	203,121
Henkel AG & KGaA	2,500	262,975
L’Oreal SA	7,000	254,765
Nestle SA ADR	2,900	212,338
Pernod Ricard SA	11,000	258,170
Remy Cointreau SA	4,100	372,198
Shiseido Company, Limited	9,500	266,665

		2,626,744

Energy — 1.0%
Phillips 66	3,200	261,184
Transportadora de Gas del Sur S.A.	34,500	360,870

		622,054

Financials — 11.7%
AIA Group Ltd.	10,000	248,150
Allied World Assurance Comapny Holdings Ltd.	6,000	318,780
Ameriprise Financial, Inc.	2,200	246,994
AMERISAFE, Inc.	3,200	201,760
Aon plc	2,300	259,210
Aspen Insurance Holdings Ltd.	4,800	270,720
Axis Capital Holdings Ltd.	5,000	320,050
Banc of California, Inc.	11,700	184,860
Bank of Communications Co. Ltd.	375,000	277,500
Berkshire Hathaway, Inc. Class A*	1	245,980
Brookfield Asset Management, Inc.	9,000	311,220
Chemical Financial Corporation	3,600	177,948
Chubb Limited	2,500	328,725
CNO Financial Group, Inc.	10,000	189,100
Cresud S.A.*	17,131	299,450
Evercore Partners, Inc. Class A	3,500	271,075
First Commonwealth Financial Corporation	14,200	200,504
Hanover Insurance Group, Inc.	3,000	251,820
Henderson Land Development Company Limited	45,375	250,470
Itau CorpBanca	20,000	245,000
Markel Corp.*	300	277,500
Moody’s Corp.	2,500	259,175
Noah Holdings Ltd.*	9,500	219,925
Ping An Insurance (Group) Company of China Limited	23,000	237,413
Popular, Inc.	4,500	199,935
Sampo Oyj	10,600	245,602

API GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Swiss Re AG	8,500	$198,730
Tokio Marine Holdings, Inc.	5,800	243,020
Washington Federal, Inc.	7,800	256,230

		7,236,846

Health Care — 10.1%
Alere, Inc.*	7,000	259,000
Allergan plc*	1,100	240,779
Avadel Pharmaceuticals plc*	25,000	232,250
BioMerieux	2,200	347,446
Celgene Corporation*	2,100	243,915
Centene Corporation*	5,000	316,350
Chemed Corporation	1,700	282,353
China Medical System Holdings Ltd.	120,000	196,800
Dentsply Sirona, Inc.	5,079	287,979
Emergent BioSolutions, Inc.*	8,600	260,322
Essilor International SA	4,200	247,380
Express Scripts Holding Company*	3,600	247,968
Fresenius Medical Care AG & Co. KGaA	6,800	277,440
Genmab A/S*	1,400	269,878
ICON PLC*	3,100	260,586
Medidata Solutions, Inc.*	4,600	227,884
MEDNAX, Inc.*	4,000	273,400
Regeneron Pharmaceuticals, Inc.*	700	251,503
Roche Holding AG	9,200	275,632
Sinopharm Group Co.	60,500	277,695
STERIS Corporation	4,500	318,735
UCB SA	2,800	192,612
Waters Corporation*	1,900	269,135
Zeltiq Aesthetics, Inc.*	5,500	243,870

		6,300,912

Industrials — 17.3%
Aircastle Ltd.	14,000	312,200
Allegion PLC	3,700	242,979
Assa Abloy AB	27,300	257,166
Cintas Corporation	2,300	267,053
Copart, Inc.*	4,700	266,678
Danaher Corporation	3,100	260,152
Fortune Brands Home & Security, Inc.	4,500	248,085
Fujitec Co., Ltd.	17,500	205,975
Gamesa Corporacion Tecnologica, S.A.	14,000	293,580
GEA Group AG	6,700	276,643
Graco, Inc.	3,000	268,770
Herman Miller, Inc.	7,800	243,360
Hexcel Corp.	5,900	302,965
IDEX Corporation	3,300	297,528
IMCD Group NV	4,500	201,915
Jardine Matheson Holdings Limited	5,500	341,770
KAR Auction Services, Inc.	6,100	277,855
KION Group AG	4,400	266,420
Makita Corporation	3,500	238,700
Masco Corporation	9,200	303,140
Old Domimion Freight Line, Inc.*	3,000	264,840
PACCAR, Inc.	4,200	282,702
Quanex Building Products Corporation	14,000	276,500
Rockwell Collins, Inc.	3,400	308,584
Secom Co. Ltd.	16,000	288,640
Sensata Technologies Holding N.V.*	6,500	272,675
SGS SA	11,300	238,656
SMC Corporation	1,000	273,780
Smith (A.O.) Corporation	5,300	258,375
Teledyne Technologies, Inc.*	2,000	245,740
Toro Company	4,800	282,864
Universal Forest Products, Inc.	2,500	254,275
U.S. Ecology, Inc.	6,500	333,125
Viad Corp.	5,600	245,560
Wabash National Corporation*	24,000	423,600
Wabtec Corp.	3,600	311,904
Waste Connnections, Inc.	4,000	321,200
Woodward, Inc.	3,700	257,668
Xylem, Inc.	4,800	236,688

		10,750,310

Information Technology — 19.9%
Accenture plc	2,500	284,675
Adobe Systems, Inc.*	2,800	317,464
Alphabet, Inc. Class A*	250	205,048
Alphabet, Inc. Class C*	250	199,198
Amadeus IT Group SA	6,100	282,369
Amdocs Ltd.	5,000	293,550
Apple, Inc.	2,500	303,375
Automatic Data Processing, Inc.	3,500	353,465
Cadence Design Systems, Inc.*	9,900	257,697
Cardtronics plc*	4,800	261,984
CDK Global, Inc.	5,500	344,025
CDW Corporation of Delaware	5,200	267,852
CommerceHub, Inc. Class A*	15,463	227,151
CommerceHub, Inc. Class C*	17,927	261,376
Convergys Corporation	12,000	297,840
Criteo SA*	7,000	315,490
Electronic Arts, Inc.*	3,300	275,319
Ellie Mae, Inc.*	3,500	289,590
Facebook, Inc.*	2,500	325,800
Factset Research Systems, Inc.	2,000	346,100
Fidelity National Information Services, Inc.	4,000	317,680
Gartner, Inc.*	3,000	298,080

API GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Genpact Limited*	12,000	$296,160
Harris Corp.	2,400	246,504
Hexagon AB	7,450	294,573
Infosys Limited	14,000	192,780
Intel Corporation	8,400	309,288
Intuit, Inc.	2,300	272,734
Juniper Networks, Inc.	10,000	267,800
Littlefuse, Inc.	1,700	268,107
Murata Manufacturing Company Ltd.	9,000	295,155
Nintendo Co., Ltd.	8,000	197,840
Oracle Corp.	6,200	248,682
Palo Alto Networks, Inc.*	1,600	236,096
PTC, Inc.*	6,500	341,705
SAP SE	3,400	311,134
Silicon Motion Technology Corporation	7,300	285,430
Synchronoss Technologies, Inc.*	5,000	192,600
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,000	309,100
Take-Two Interactive Software, Inc.*	5,200	278,980
Tokyo Electron Limited	11,000	282,150
U-Blox AG*	1,300	234,052
Ultimate Software Group, Inc.*	1,500	290,490
Vantiv, Inc.*	6,500	404,560

		12,381,048

Materials — 5.5%
Agrium, Inc.	2,500	257,275
Braskem S.A.	15,400	318,626
FMC Corp.	6,000	360,960
Givaudan SA	7,100	256,026
Hitachi Metals Ltd.	15,500	214,985
Minerals Technologies, Inc.	3,200	256,480
NewMarket Corp.	600	258,702
Novozymes A/S	5,700	221,901
PPG Industries, Inc.	2,600	260,026
Rayonier Advanced Materials, Inc.	12,500	169,625
Steel Dynamics, Inc.	7,500	253,575
Stora Enso Oyj	28,000	316,960
Symrise AG	18,500	277,778

		3,422,919

Telecommunication Services — 1.9%
Chunghwa Teleccom Co., Ltd.	8,500	268,260
KDDI Corporation	12,000	318,000
Telecom Argentina SA	16,000	308,800
T-Mobile US, Inc.*	4,200	261,534

		1,156,594

Utilities — 1.3%
Centrais Eletricas Brasileiras S.A.	39,300	258,201
Enel Americas SA	21,000	189,630
Ormat Technologies, Inc.	6,300	338,310

		786,141

Total Common Stocks		56,587,894

INVESTMENT COMPANIES — 9.2%
Exchange Traded Funds — 7.8%
First Trust Europe AlphaDEX Fund	9,000	274,410
First Trust Switzerland AlphaDEX Fund	7,000	297,290
Global X MSCI Argentina ETF	13,000	333,840
Guggenheim China All-Cap ETF	9,000	232,965
iShares Core MSCI Emerging Markets ETF	5,500	248,820
iShares Latin American 40 ETF	9,300	281,604
iShares MSCI Brazil Capped ETF	9,000	331,830
iShares MSCI EAFE Small Cap ETF	5,500	284,625
iShares MSCI India ETF	8,400	238,224
iShares MSCI Israel Capped ETF	5,100	245,667
iShares MSCI Japan Small Cap ETF	4,500	286,560
iShares MSCI Thailand Capped ETF	3,000	227,040
Schwab Emerging Markets Equity ETF	13,300	303,107
Vanguard FTSE All World ex-U.S. ETF	5,700	262,257
Vanguard FTSE All World ex-U.S. Small-Cap ETF	2,700	266,058
Vanguard FTSE Europe ETF	4,500	222,120
Vanguard MSCI Pacific ETF	4,000	243,920
WisdomTree International SmallCap Dividend Fund	4,500	282,195

		4,862,532

Money Market Funds — 1.4%
Federated Government Obligations Fund	854,818	854,818

Total Investment Companies		5,717,350

Total Investments — 100.3% (cost $45,658,371)		62,305,244
Liabilities In Excess Of Other Assets — 0.3%		(188,637)

Net Assets — 100.0%		$62,116,607

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Principal/ Shares	Value
COMMON STOCKS — 16.2%
Consumer Discretionary — 0.7%
Carnival Corporation	20,000	$1,107,600
Magna International, Inc.	25,000	1,082,000
McDonald’s Corporation	9,000	1,103,130
Time Warner, Inc.	11,200	1,084,720
Walt Disney Company	10,700	1,183,955

		5,561,405

Consumer Staples — 0.1%
Molson Coors Brewing Company	10,000	965,200

Energy — 0.5%
Chevron Corporation	10,000	1,113,500
ConocoPhillips	22,000	1,072,720
Royal Dutch Shell PLC	10,000	543,900
Schlumberger Ltd.	13,000	1,088,230

		3,818,350

Financials — 2.3%
American Express Company	14,300	1,092,234
Bank of America Corporation	61,000	1,381,040
BGC Partners, Inc. Class A	650,000	7,195,500
Compass Diversified Holdings	100,000	1,750,000
Ellington Financial LLC	135,000	2,116,800
Lincoln National Corporation	16,500	1,113,915
MetLife, Inc.	18,300	995,703
Wells Fargo & Company	22,000	1,239,260

		16,884,452

Health Care — 0.4%
Express Scripts Holding Company*	13,200	909,216
Johnson & Johnson	8,400	951,300
Pfizer, Inc.	30,500	967,765

		2,828,281

Industrials — 0.9%
Boeing Company	7,000	1,143,940
Covanta Holding Corporation	70,000	1,127,000
FedEx Corporation	5,700	1,077,927
Honeywell International, Inc.	9,500	1,124,040
Johnson Controls International plc	25,000	1,099,500
Southwest Airlines Co.	23,000	1,203,130

		6,775,537

Information Technology — 0.8%
Apple, Inc.	8,700	1,055,745
Cisco Systems, Inc.	35,000	1,075,200
Lam Research Corporation	10,500	1,206,030
Microsoft Corporation	17,000	1,099,050
Skyworks Solutions, Inc.	14,000	1,284,360

		5,720,385

Materials — 0.4%
Dow Chemical Company	20,000	1,192,600
Eastman Chemical Company	13,500	1,046,250
Monsanto Company	10,000	1,083,100

		3,321,950

Real Estate Investment Trusts — 8.1%
Apollo Commercial Real Estate Finance, Inc.	650,000	11,316,500
Blackstone Mortgage Trust, Inc. — Class A	200,000	6,098,000
Ladder Capital Corp.	148,220	2,009,863
MFA Financial, Inc.	400,000	3,156,000
New Residential Investment Corp.	1,550,000	23,482,500
PennyMac Mortgage Investment Trust	200,000	3,390,000
Starwood Property Trust, Inc.	150,000	3,339,000
Two Harbors Investment Corp.	900,000	7,893,000

		60,684,863

Telecommunication Services — 2.0%
AT&T, Inc.	204,800	8,634,368
Verizon Communications, Inc.	137,400	6,733,974

		15,368,342

Total Common Stocks		121,928,765

CORPORATE BONDS & NOTES — 43.8%
Basic Materials — 2.4%
Carpenter Technology Corp., 5.2%, due 7/15/2021	$1,000,000	1,010,642
Eldorado Gold Corp., 6.125%, due 12/15/2020	$1,475,000	1,515,563
First Quantum Minerals Ltd., 7.25%, due 10/15/2019	$986,000	1,022,975
FMG Resources August 2006 Pty. Ltd., 9.75%, due 3/1/2022	$2,500,000	2,912,500
IAMGOLD Corporation, 6.75%, due 10/1/2020	$2,500,000	2,531,250
INVISTA Finance LLC, 4.25%, due 10/15/19	$3,986,000	4,026,825
Kinross Gold Corporation, 5.95%, due 3/15/2024	$2,500,000	2,635,625
Kinross Gold Corporation, 6.875%, due 9/1/2041	$500,000	504,375
Millar Western Forest Products Ltd., 8.5%, due 4/1/2021	$1,475,000	818,625
Yamana Gold, Inc., 4.95%, due 7/15/2024	$1,260,000	1,258,789

		18,237,169

Business Development Companies — 1.2%
Fifth Street Finance Corp., 6.125% Senior Notes, due 4/30/2028	66,990	1,679,439
Great Elm Capital Corp., 8.25% Senior Notes, due 6/30/2020	50,000	1,282,000

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Harvest Capital Credit Corp., 7% Senior Notes, due 1/16/2020	13,175	$335,304
Hercules Capital, Inc., 6.25% Senior Notes due 7/30/2024	20,000	512,800
Medley Capital Corp., 6.125% Senior Notes, due 3/30/2023	117,823	2,945,575
Medley LLC, 6.875% Senior Notes, due 8/15/2026	35,200	853,600
WhiteHorse Finance, Inc., 6.5% Senior Notes, due 7/31/2020	43,089	1,092,306

		8,701,024

Communications — 1.7%
Avanti Communications Group PLC, 10%, due 10/1/2019	$1,675,000	1,013,375
Broadview Networks Holdings, Inc., 10.5%, due 11/15/2017	$2,500,000	2,500,000
Frontier Communications Corp., 11%, due 9/15/2025	$3,000,000	3,045,000
HC2 Holdings, Inc., 11%, due 12/1/2019	$1,000,000	1,010,000
SFR Group SA, 6%, due 5/15/2022	$2,550,000	2,632,875
SiTV LLC/SiTV Finance, Inc., 10.375%, due 7/1/2019	$3,000,000	1,792,500
Sprint Corporation, 7.25%, due 9/15/2021	$500,000	537,000

		12,530,750

Consumer Cyclical — 2.4%
Adient Global Holdings Ltd., 4.875%, due 8/15/2026	$2,750,000	2,707,045
AmeriGas Finance LLC/AmeriGas Finance Corp., 7%, due 5/20/2022	$75,000	78,797
Doric Nimrod Air Finance Alpha Ltd., 6.5%, due 5/30/2019	$174,180	179,311
Gibson Brands, Inc., 8.875%, due 8/1/2018	$4,192,000	3,835,680
International Game Technology, 5.35%, due 10/15/23	$810,000	814,050
Latam Airlines 2015-1 Pass Through Trust B, 4.5%, due 11/15/2023	$4,939,000	4,832,812
Meritor, Inc., 6.25%, due 2/15/2024	$825,000	833,415
Minerva Overseas Ltd., 9.5%, due 2/1/2017	$495,000	495,000
PetSmart, Inc., 7.125%, due 3/15/2023	$2,500,000	2,462,500
Signet UK Finance PLC, 4.7%, due 6/15/2024	$1,000,000	968,212
Tam Capital, Inc., 7.375%, due 4/25/2017	$750,000	756,750

		17,963,572

Consumer Non-cyclical — 5.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, due 11/1/2022	$1,000,000	903,391
Atento Luxco 1 SA, 7.375%, due 1/29/2020	$2,100,000	2,157,750
Black Knight InfoServe LLC, 5.75%, due 4/15/2023	$1,250,000	1,313,750
CHS/Community Health Systems, Inc., 5.125%, due 8/15/2018	$3,300,000	3,310,643
CHS/Community Health Systems, Inc., 8%, due 11/15/2019	$2,500,000	2,237,500
CHS/Community Health Systems, Inc., 5.125%, due 8/1/2021	$2,500,000	2,362,500
Endo Finance LLC/Endo Finco, Inc., 7.25%, due 1/15/2022	$1,700,000	1,547,000
Fresh Market, Inc., 9.75%, due 5/1/2023	$2,000,000	1,785,000
Hertz Corporation, 7.375%, due 1/15/2021	$500,000	486,250
HRG Group, Inc., 7.75%, due 1/15/2022	$2,250,000	2,376,563
JBS USA LLC/JBS USA Finance, Inc., 7.25%, due 6/1/2021	$1,701,000	1,765,638
Mallinckrodt International Finance SA, 5.5%, due 4/15/2025	$2,000,000	1,732,500
Minerva Luxembourg SA, 8.75%, due 12/29/2049	$1,000,000	1,049,800
Quad/Graphics, Inc., 7%, due 5/1/2022	$962,000	945,165
Rent-A-Center, Inc., 6.625%, due 11/15/2020	$1,500,000	1,243,125
Smithfield Foods, Inc., 6.625%, due 8/15/2022	$250,000	265,625
SUPERVALU, Inc. 6.75%, due 6/1/2021	$1,928,000	1,932,820
Valeant Pharmaceuticals International, Inc., 6.75%, due 8/15/2018	$3,203,000	3,174,974
Valeant Pharmaceuticals International, Inc., 7%, due 10/1/2020	$2,700,000	2,457,000
Valeant Pharmaceuticals International, Inc., 6.375%, due 10/15/2020	$2,945,000	2,595,281
Vector Group Ltd., 6.125%, due 2/1/20205	$2,500,000	2,575,000

		38,217,275

Energy — 5.5%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, due 11/15/2022	$1,000,000	1,030,000
Citgo Holding, Inc., 10.75%, due 2/15/2020	$1,000,000	1,073,300
CITGO Petroleum Corp., 6.25%, due 8/15/2022	$526,000	547,040
Continental Resources, Inc., 5%, due 9/15/2022	$1,000,000	1,023,750
Diamond Offshore Drilling, Inc., 5.875%, due 5/1/2019	$500,000	522,500
Energy Transfer Partners LP, 3.903%, due 11/1/2066	$2,500,000	2,140,625
Freeport-McMoran Oil & Gas LLC, 6.625%, due 5/1/2021	$500,000	512,500
Freeport-McMoran Oil & Gas LLC, 6.75%, due 2/1/2022	$1,250,000	1,309,375
Freeport-McMoran Oil & Gas LLC, 6.875%, due 2/15/2023	$1,689,000	1,769,228

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Hiland Partners LP/Hiland Partners Finance Corp., 5.5%, due 5/15/2022	$910,000	$953,355
HollyFrontier Corporation, 5.875%, due 4/1/2026	$2,165,000	2,251,827
Midcontinent Express Pipeline LLC, 6.7%, due 9/15/2019	$500,000	530,000
NGPL PipeCo LLC, 9.625%, due 6/1/2019	$2,560,000	2,684,800
Noble Holding International Ltd., 4%, due 3/16/2018	$540,000	545,400
Northern Tier Energy LLC, 7.125%, due 11/15/2020	$3,879,000	4,048,706
NuStar Logistics LP, 7.625% Jr. Subordinated Notes, due 1/15/2043	54,000	1,404,000
PBF Holding Company LLC, 8.25%, due 2/15/2020	$3,450,000	3,536,250
PBF Holding Company LLC, 7%, due 11/15/2023	$1,000,000	1,022,500
Regency Energy Partners LP, 6.5%, due 7/15/2021	$915,000	944,017
Regency Energy Partners LP, 5.5%, due 4/15/2023	$1,150,000	1,202,256
Scorpio Tankers, Inc., 6.75% Senior Notes, due 5/15/2020	21,040	490,590
Spectra Energy Capital LLC, 6.75%, due 2/15/2032	$1,000,000	1,142,444
TransCanada Pipelines Ltd., 6.35%, due 5/15/2067	$502,000	463,095
Transocean Phoenix 2 Ltd., 7.75%, due 10/15/2024	$4,000,000	4,310,000
Transocean Proteus Ltd., 6.25%, due 12/1/2024	$2,500,000	2,603,125
Williams Partners LP/ACMP Finance Corp., 6.125%, due 7/15/2022	$2,997,000	3,094,465
Williams Partners LP/ACMP Finance Corp., 4.875%, due 3/15/2024	$500,000	517,527

		41,672,675

Financial — 9.9%
Alliance Data Systems Corp., 6.375%, due 4/1/2020	$5,060,000	5,148,550
Alliance Data Systems Corp., 5.375%, due 8/1/2022	$30,000	29,475
Allstate Corporation, 6.125%, due 5/15/2037	$500,000	496,250
American Equity Investment Life Holding Co., 6.625%, due 7/15/2021	$2,756,000	2,900,166
Arlington Asset Investment Corp., 6.625% Senior Notes, due 5/1/2023	177,746	4,201,862
Athene Global Funding, 4%, due 1/25/2022	$2,000,000	2,024,198
Atlantic Capital Bancshares, Inc., 6.25%, due 9/30/2025	$500,000	518,427
Avison Young Canada, Inc., 9.5%, due 12/15/2021	$5,500,000	5,417,500
B. Riley Financial, Inc., 7.5% Senior Notes, due 10/31/2021	20,000	516,876
Care Capital Properties LP, 5.125%, due 8/15/2016	$500,000	484,282
Charles Schwab Corp., 4.625%, due 12/29/2049	$3,000,000	2,901,879
Chubb Corp., 6.375%, due 4/15/2037	$2,614,000	2,556,492
Enova International, Inc., 9.75%, due 6/1/2021	$3,000,000	3,052,500
Everest Reinsurance Holdings, Inc., 6.6%, due 5/15/2037	$300,000	264,750
Fly Leasing Limited., 6.375%, due 10/15/2021	$1,000,000	1,042,500
Genworth Holdings, Inc., 6.515%, due 5/22/2018	$1,000,000	985,000
GMAC Capital Trust I, Floating Rate, due 2/15/2040	50,000	1,285,000
Goldman Sachs Capital II, 6.691%, due 12/29/2049	$2,495,000	2,009,723
Highmark, Inc., 4.75%, due 5/15/2021	$1,000,000	1,019,425
Hunt Companies, Inc., 9.625%, due 3/1/2021	$6,250,000	6,546,875
Icahn Enterprises LP, 6.25%, due 2/1/2022	$2,000,000	2,020,000
Icahn Enterprises LP, 6.75%, due 2/1/2024	$3,000,000	2,997,000
ILFC E-Capital Trust I, 4.67%, due 12/21/2065	$1,400,000	1,232,822
Jefferies Finance LLC, 7.375%, due 4/1/2020	$1,000,000	1,015,000
JPMorgan Chase & Co., 7.9%, due 12/29/2049	$3,000,000	3,093,750
KCG Holdings, Inc., 6.875%, due 3/15/2020	$3,570,000	3,578,925
Lincoln National Corporation, 3.264%, due 5/17/2066	$1,000,000	857,500
Och-Ziff Finance Co. LLC, 4.5%, due 11/20/2019	$3,600,000	3,432,931
Progressive Corporation, 6.7%, due 6/15/2037	$2,850,000	2,828,625
PRA Group, Inc., 3%, due 8/1/2020	$1,100,000	1,052,563
Prudential Financial, Inc., 5.875%, due 9/15/2042	$1,000,000	1,068,750
Royal Bank of Scotland Group PLC, 7.5%, due 12/29/2049	$2,500,000	2,431,250
Royal Bank of Scotland Group PLC, 8%, due 12/29/2049	$500,000	486,315
Speedy Cash Intermediate Holdings Corp., 10.75%, due 5/15/2018	$2,000,000	2,052,500
Wachovia Capital Trust III, Floating Rate, due 3/29/2049	$1,000,000	988,750

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Wells Fargo & Company, 7.98%, due 3/29/2049	$1,500,000	$1,576,875

		74,115,286

Industrial — 1.5%
Artesyn Escrow, Inc., 9.75%, due 10/15/2020	$1,025,000	968,625
CBC Ammo LLC/CBC FinCo, Inc., 7.25%, due 11/15/2021	$1,165,000	1,170,825
Covanta Holding Corp., 7.25%, due 12/1/2020	$299,000	307,895
Intelsat Jackson Holdings SA, 8%, due 2/15/2024	$1,000,000	1,040,000
KOC Holding AS, 5.25%, due 3/15/23	$1,000,000	987,073
PaperWorks Industries, Inc., 9.5%, due 8/15/2019	$2,600,000	2,255,240
Techniplas LLC, 10%, due 5/1/2020	$750,000	708,750
Teekay Corporation, 8.5%, due 1/15/2020	$3,542,000	3,506,580

		10,944,988

Real Estate Investment Trusts — 0.6%
Arbor Realty Trust, Inc., 7.375% Senior Notes, due 5/15/2021	38,500	977,900
Ladder Capital Finance Holdings LLLP, 7.375%, due 10/1/2017	$500,000	503,125
RAIT Financial Trust, 7.125% Senior Notes, due 8/30/2019	41,637	1,038,843
RAIT Financial Trust, 7.625% Senior Notes, due 4/15/2024	60,000	1,466,478
Sotherly Hotels LP, 7% Senior Notes, due 11/15/2019	29,000	751,100

		4,737,446

Structured Notes — 9.0%
Barclays Financial LLC Contingent Payment Callable Yield Notes, 8.9%, due 3/20/2020	$4,100,000	3,996,270
Barclays Financial LLC Contingent Payment Callable Yield Notes, 9.1%, due 5/12/2020	$3,100,000	3,086,670
Barclays Financial LLC Contingent Payment Callable Yield Notes, 9.85%, due 10/13/2020	$2,100,000	2,094,960
Credit Suisse AG, Contingent Coupon Callable Yield Notes, 8.25%, due 9/28/2018	$2,000,000	1,918,800
Credit Suisse AG, Contingent Coupon Callable Yield Notes, 10%, due 2/14/2020	$2,000,000	2,016,800
Credit Suisse AG, Contingent Coupon Callable Yield Notes, 9.25%, due 3/16/2020	$4,000,000	3,961,200
Credit Suisse AG, 10.9% Contingent Coupon Callable Yield Notes, due 4/27/2020	$3,000,000	2,969,400
Credit Suisse AG, 9% Contingent Coupon Callable Yield Notes, due 6/17/2020	$3,000,000	2,719,800
Credit Suisse AG, 9.25% Contingent Coupon Callable Yield Notes, due 6/19/2020	$4,500,000	4,126,500
Credit Suisse AG, Russell 2000 Index-Linked Medium-Term Notes, 8%, due 6/12/2023	$4,000,000	3,961,200
Credit Suisse AG, S&P 500 and Russell 2000 Index-Linked Medium-Term Notes, 8.5%, due 6/12/2023	$6,000,000	5,977,200
Goldman Sachs Group, Inc. Callable Monthly Index-Linked Range Accrual Notes, 8.65%, due 4/30/2024	$3,000,000	2,768,520
Morgan Stanley Contingent Income Buffered Securities, 8.75%, due 5/30/2028	$2,000,000	2,175,500
Morgan Stanley Contingent Income Securities, Leveraged CMS Curve and S&P 500 Index, 5.51%, due 8/30/2028	$3,000,000	2,272,500
Morgan Stanley Contingent Income Securities, Russell 2000 Index and Euro STOXX 50 Index, 7.7%, due 6/28/2028	$3,000,000	3,007,500
Morgan Stanley Contingent Income Securities, S&P 500 Index and Russell 2000 Index, 8.5%, due 6/28/2028	$3,000,000	3,301,050
Morgan Stanley Contingent Income Securities, S&P 500 Index, Russell 2000 Index and EURO STOXX 50 Index, 8%, due 3/13/2029	$3,000,000	2,821,800
Societe Generale SA, Callable Conditional Coupon Notes, 9%, due 11/23/2018	$2,000,000	1,910,800
Societe Generale SA, Callable Conditional Coupon Notes, 9.15%, due 8/30/2019	$2,000,000	1,945,000
Societe Generale SA, Callable Conditional Coupon Notes, 9.15%, due 9/10/2019	$2,000,000	1,943,000
Societe Generale SA, Callable Conditional Coupon Notes, 9%, due 5/27/2020	$3,000,000	2,718,300
Societe Generale SA, Callable Conditional Coupon Notes, 10%, due 7/9/2020	$3,200,000	3,022,080
Societe Generale SA, Callable Conditional Coupon Notes, 9.5%, due 10/30/2020	$3,100,000	2,898,190

		67,613,040

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Technology — 4.1%
Broadcom Corporation, 2.7%, due 11/1/2018	$100,000	$99,823
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	$800,000	860,465
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, due 6/15/2026	$500,000	540,795
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.625%, due 11/15/2024	$3,000,000	3,120,000
Lexmark International, Inc., 5.125%, due 3/15/2020	$3,671,000	3,754,805
Micron Technology, Inc., 5.25%, due 8/1/2023	$2,000,000	2,015,000
Micron Technology, Inc., 7.5%, due 9/15/2023	$5,000,000	5,562,500
Qorvo, Inc., 7%, due 12/1/2025	$1,605,000	1,781,550
Seagate HDD Cayman, 4.75%, due 1/1/2025	$2,000,000	1,943,750
Seagate HDD Cayman, 4.875%, due 6/1/2027	$3,994,000	3,760,027
Western Digital Corporation, 7.375%, due 4/1/2023	$2,000,000	2,205,000
Western Digital Corporation, 10.5%, due 4/1/2024	$4,500,000	5,310,000

		30,953,715

Utilities — 0.4%
Allegheny Energy Supply Co. LLC, 5.75%, due 10/15/2019	$40,000	43,800
Crockett Gogeneration LP, 5.869%, due 3/30/2025	$515,250	523,732
FPL Energy National Wind LLC, 5.608%, due 3/10/2024	$1,281,440	1,291,051
PSEG Power LLC, 8.625%, due 4/15/2031	$1,000,000	1,234,209

		3,092,792

Total Corporate Bonds & Notes		328,779,732

INVESTMENT COMPANIES — 35.5%
Business Development Companies — 15.0%
Ares Capital Corporation	1,950,000	32,955,000
Fidus Investment Corp.	400,000	6,356,000
FS Investment Corporation	610,000	6,283,000
Goldman Sachs BDC, Inc.	130,000	3,087,500
Golub Capital BDC, Inc.	270,000	5,043,600
Hercules Capital, Inc.	450,000	6,358,500
Main Street Capital Corporation	185,000	6,547,150
New Mountain Finance Corporation	290,000	4,074,500
Solar Capital Ltd.	1,176,293	24,960,937
TCP Capital Corp.	320,000	5,235,200
TPG Specialty Lending, Inc.	530,000	9,683,100
Triangle Capital Corporation	100,000	1,904,000

		112,488,487

Closed End Funds — Equity — 0.3%
Tri-Continental Corporation	95,000	2,139,400

Closed End Funds — Fixed Income — 7.8%
Apollo Senior Floating Rate Fund, Inc.	160,000	2,824,000
Apollo Tactical Income Fund, Inc.	80,000	1,272,000
Avenue Income Credit Strategies Fund	17,793	253,728
Barings Global Short Duration High Yield Fund	50,000	1,002,500
BlackRock Corporate High Yield Fund, Inc.	435,000	4,806,750
BlackRock Limited Duration Income Trust	103,958	1,646,695
BlackRock Multi-Sector Income Trust	45,000	772,650
Blackstone/GSO Long-Short Credit Income Fund	70,000	1,127,000
Blackstone/GSO Strategic Credit Fund	90,000	1,424,700
Eaton Vance Floating-Rate Income Plus Fund	17,858	304,479
Eaton Vance Limited Duration Income Fund	290,000	4,091,900
Eaton Vance Senior Income Trust	285,209	1,936,569
Flaherty & Crumrine Dynamic Preferred & Income Fund	20,000	499,600
Invesco Dynamic Credit Opportunities Fund	336,428	4,195,257
Ivy High Income Opportunity Fund	160,000	2,433,600
KKR Income Opportunities Fund	45,000	751,950
Neuberger Berman High Yield Strategies Fund, Inc.	207,000	2,481,930
New America High Income Fund, Inc.	355,000	3,351,200
Nuveen Global High Income Fund	150,000	2,461,500
Nuveen Senior Income Fund	272,563	1,888,862
Pioneer Diversified High Income Trust	75,000	1,221,000
Pioneer Floating Rate Trust	222,451	2,720,576
Prudential Global Short Duration High Yield Fund, Inc.	290,485	4,383,419
Prudential Short Duration High Yield Fund, Inc.	320,000	5,052,800
Putnam Premier Income Trust	150,000	790,500
Wells Fargo Advantage Income Opportunities Fund	181,614	1,541,903
Western Asset Global Corporate Defined Opportunity Fund, Inc.	35,422	613,863
Western Asset High Income Fund II, Inc.	90,000	656,100
Western Asset High Yield Defined Opportunity Fund, Inc.	160,394	2,454,028

		58,961,059

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Exchange Traded Funds — 3.2%
iShares Russell 1000 Value ETF	9,000	$1,014,390
PIMCO Total Return Active ETF	60,000	6,298,800
Schwab U.S. Broad Market ETF	20,000	1,104,200
Schwab U.S. Large-Cap ETF	30,000	1,629,600
Schwab U.S. Large-Cap Value ETF	21,000	1,016,610
Schwab U.S. Mid-Cap ETF	15,000	690,600
SPDR Bloomberg Barclays High Yield Bond ETF	50,000	1,845,500
SPDR DoubleLine Total Return Tactical ETF	180,000	8,773,200
SPDR S&P 500 ETF Trust	8,000	1,820,240

		24,193,140

Money Market Funds — 4.7%
Federated Government Obligations Fund	35,084,465	35,084,465

Open End Funds — Equity — 4.5%
API Short Term Bond Fund Institutional Class(1)	2,672,103	11,115,949
Yorktown Mid Cap Fund Institutional Class(1)	1,000,000	10,670,000
Yorktown Small Cap Fund Institutional Class(1)	1,002,004	12,004,008

		33,789,957

Total Investment Companies		266,656,508

PREFERRED STOCKS — 3.5%
Energy — 0.5%
NuStar Energy LP, 8.5% Preferred Series A	150,000	4,005,000

Financial — 0.8%
Arch Capital Group Ltd., 5.25% Preferred Series E	10,000	220,300
Ares Management L.P., 7% Preferred Series A	20,000	518,600
Aspen Insurance Holdings Ltd., 5.625% Preferred	10,000	230,000
Axis Capital Holdings Ltd., 5.5% Preferred Series E	10,000	225,400
EverBank Financial Corp., 6.75% Preferred	20,000	513,728
KKR & Co. LP, 6.5% Preferred Series B	31,217	800,716
Legg Mason, Inc., 5.45% Preferred	36,700	835,659
Maiden Holdings North America Ltd., 6.625% Preferred	15,000	380,100
Ladenburg Thalmann Financial Services, Inc., 8% Preferred Series A	10,700	262,150
Oxford Lane Capital Corp., 7.5% Preferred	54,248	1,390,376
People’s United Financial, Inc., 5.625% Preferred Series A	2,000	51,900
Validus Holdings Ltd., 5.875% Preferred	12,343	297,713
W.R. Berkley Corporation, 5.9% Preferred	21,082	536,537

		6,263,179

Health Care — 0.1%
Allergan plc, 5.5% Preferred Series A	398	315,013

Real Estate Investment Trusts — 1.8%
A G Mortgage Investment Trust, Inc., 8.25% Preferred Series A	37,980	949,500
A G Mortgage Investment Trust, Inc., 8% Preferred Series B	30,000	734,400
American Homes 4 Rent, 6.35% Preferred Series E	30,000	737,700
Arbor Realty Trust, Inc., 8.25% Preferred Series A	26,845	683,976
Ashford Hospitality Trust, Inc., 7.375% Preferred Series G	20,000	468,000
Bluerock Residential Growth REIT, Inc., 8.25% Preferred Series A	5,000	131,500
Bluerock Residential Growth REIT, Inc., 7.625% Preferred Series C	40,000	1,052,000
Bluerock Residential Growth REIT, Inc., 7.125% Preferred Series D	37,000	901,690
City Office REIT, Inc., 6.625% Preferred Series A	15,000	378,000
CYS Investments, Inc., 7.75% Preferred Series A	40,000	943,200
Hersha Hospitality Trust, 6.5% Preferred Series D	4,000	93,320
Hersha Hospitality Trust, 6.5% Preferred Series E	5,000	114,500
Invesco Mortgage Capital, Inc., 7.75% Preferred Series B	10,000	244,000
National Retail Properties, Inc., 5.2% Preferred Series F	10,000	222,200
New York Mortgage Trust, Inc., 7.75% Preferred Series B	30,000	694,800
NorthStar Realty Finance Corp., 8.875% Preferred Series C	30,000	768,600
NorthStar Realty Finance Corp., 8.75% Preferred Series E	50,000	1,305,500
Pennsylvania Real Estate Investment Trust, 7.2% Preferred Series C	5,000	125,750
Resource Capital Corporation, 8.25% Preferred	30,000	672,900
Senior Housing Properties Trust, 6.25% Preferred	19,521	504,032
Sotherly Hotels, Inc., 8% Preferred Series B	40,000	1,004,000

API MULTI-ASSET INCOME FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Welltower, Inc., 6.5% Preferred Series J	25,000	$631,750
Wheeler Real Estate Investment Trust, Inc., 8.75% Preferred Series D	17,372	432,389

		13,793,707

Telecommunication Services — 0.1%
Qwest Corp., 6.5% Preferred	40,000	986,900

Utilities — 0.2%
DTE Energy Company, 6.5% Preferred	400	21,212
Entergy Arkansas, Inc., 4.875% Preferred	15,000	336,300
Entergy Louisiana LLC, 4.875% Preferred	10,000	225,200
Southern Co. (The), 5.25% Preferred	20,000	461,000

		1,043,712

Total Preferred Stocks		26,407,511

SECURITIZED DEBT OBLIGATIONS — 0.3%
Asset Backed Securities — 0.3%
Hertz Vehicle Financing II LP 2015-3A, 4.44%, due 9/28/2020	$400,000	393,786
World Financial Network Credit Card Master Trust, 1.98%, due 8/15/2023	$1,500,000	1,489,451

		1,883,237

Total Securitized Debt Obligations		1,883,237

Total Investments — 99.3% (cost $735,572,700)		745,655,753
Other Assets in Excess of Liabilities — 0.7%		5,615,381

Net Assets — 100.0%		$751,271,134

*	Non-income producing security.

(1)	Affiliated issuer.

The accompanying notes are an integral part of these financial statements.

API SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Principal/ Shares	Value
CORPORATE BONDS & NOTES — 81.5%
Basic Materials — 6.9%
Alcoa, Inc., 6.5%, due 6/15/2018	$150,000	$158,993
AngloGold Ashanti Holdings PLC, 5.375%, due 4/15/2020	$325,000	341,088
BHP Billiton Finance Ltd., 6.25%, due 10/19/2075	$600,000	656,400
Carpenter Technology Corp., 5.2%, due 7/15/2021	$200,000	202,128
FMG Resources August 2006 Pty. Ltd., 9.75%, due 3/1/2022	$100,000	116,500
INVISTA Finance LLC, 4.25%, due 10/15/19	$2,887,000	2,916,569
Methanex Corp. 3.25%, due 12/15/2019	$200,000	198,070
Vale Overseas Ltd., 5.625%, due 9/15/2019	$250,000	267,500
Vale Overseas Ltd., 5.875%, due 6/10/2021	$500,000	536,250
Vale Overseas Ltd., 4.375%, due 1/11/2022	$250,000	252,813
Westlake Chemical Corp., 4.625%, due 2/15/2021	$256,000	266,083
Westlake Chemical Corp., 4.875%, due 5/15/2023	$750,000	775,963

		6,688,357

Business Development Companies — 1.7%
Hercules Capital, Inc., 6.25% Senior Notes due 7/30/2024	4,600	117,944
Main Street Capital Corp., 4.5%, due 12/1/2019	$500,000	502,405
Main Street Capital Corp., 6.125% Senior Notes, due 4/1/2023	6,600	172,656
Medley Capital Corp., 6.125% Senior Notes, due 3/30/2023	5,802	145,050
PennantPark Investment Corp., 6.25% Senior Notes, due 2/1/2025	6,800	171,700
THL Credit, Inc., 6.75% Senior Notes, due 11/15/2021	2,000	51,180
Triangle Capital Corp., 6.375% Senior Notes, due 3/15/2022	4,000	104,080
TriplePoint Venture Growth BDC Corp., 6.75% Senior Notes, due 7/15/2020	5,000	127,050
WhiteHorse Finance, Inc., 6.5% Senior Notes, due 7/31/2020	8,000	202,800

		1,594,865

Communications — 0.8%
A T & T, Inc., 1.6%, due 2/15/2017	$350,000	350,062
Crown Castle Towers LLC, 4.883%, due 8/15/2020	$200,000	213,253
Discovery Communications LLC, 4.375%, due 6/15/2021	$200,000	211,062

		774,377

Consumer Cyclical — 9.6%
Adient Global Holdings Ltd., 4.875%, due 8/15/2026	$250,000	246,095
Air Canada 2013-1 Class B Pass Through Trust, 5.375%, due 5/15/2021	$69,260	70,732
American Airlines 2011-1 Class B Pass Through Trust, 7%, due 1/31/2018	$1,294,680	1,355,465
American Airlines 2013-1 Class B Pass Through Trust, 5.625%, due 1/15/2021	$993,000	1,038,430
AmeriGas Finance LLC/AmeriGas Finance Corp., 7%, due 5/20/2022	$113,000	118,721
Brinker International, Inc., 2.6%, due 5/15/2018	$250,000	250,000
British Airways 2013-1 Class A Pass Through Trust, 4.625%, due 6/20/2024	$511,300	543,256
Brunswick Corporation, 4.625%, due 5/15/2021	$500,000	508,125
Continental Airlines 1998-3 Class A-1 Pass Through Trust, 6.82%, due 5/1/2018	$737,340	763,147
Continental Airlines 2010-1 Class B Pass Through Trust, 6%, due 1/12/2019	$257,820	263,299
Continental Airlines 2012-1 Class B Pass Through Trust, 6.25%, due 4/11/2020	$622,680	653,036
Cooper Tire and Rubber Company, 8%, due 12/15/2019	$100,000	113,010
Delta Air Lines 2007-1 Class B Pass Through Trust, 8.021%, due 8/10/2022	$198,460	224,508
Doric Nimrod Air Finance Alpha Ltd., 6.5%, due 5/30/2019	$525,790	541,278
Doric Nimrod Air Finance Alpha Ltd., 5.125%, due 11/30/2022	$615,900	635,779
Hawaiian Airlines 2013-1 Class B Pass Through Certificates, 4.95%, due 1/15/2022	$151,180	149,857
International Game Technology, 7.5%, due 6/15/2019	$100,000	111,063
Latam Airlines 2015-1 Pass Through Trust B, 4.5%, due 11/15/2023	$956,000	935,446
Lear Corp., 5.375%, due 3/15/2024	$500,000	528,750
Minerva Overseas Ltd., 9.5%, due 2/1/2017	$100,000	100,000
Northwest Airlines 2007-1 Class A Pass Through Trust, 7.027%, due 11/1/2019	$69,000	76,676

API SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
United Airlines 2014-1 Class B Pass Through Trust, 4.75%, due 4/11/2022	$30,130	$30,695

		9,257,368

Consumer Non-cyclical — 7.4%
Atento Luxco 1 SA, 7.375%, due 1/29/2020	$300,000	308,250
Black Knight InfoServe LLC, 5.75%, due 4/15/2023	$765,000	804,015
Bunge Limited Finance Corp., 3.2%, due 6/15/2017	$200,000	200,917
CHS/Community Health Systems, Inc., 5.125%, due 8/15/2018	$1,000,000	1,003,225
CHS/Community Health Systems, Inc., 5.125%, due 8/1/2021	$400,000	378,000
Experian Finance PLC, 2.375%, due 6/15/2017	$200,000	200,631
Graham Holdings Corp., 7.25%, due 2/1/2019	$100,000	109,750
HCA Inc., 6.5%, due 2/15/2020	$250,000	273,750
Land O’ Lakes, Inc., 6%, due 11/15/2022	$300,000	328,500
Louis Dreyfus Co. BV, 8.25%, due 9/29/2049	$1,050,000	1,079,741
Medco Health Solutions, Inc., 4.125%, due 9/15/2020	$100,000	104,939
MEDNAX, Inc., 5.25%, due 12/1/2023	$1,285,000	1,329,975
Smithfield Foods, Inc., 6.625%, due 8/15/2022	$850,000	903,125
Sysco Corporation, 2.6%, due 10/1/2020	$100,000	100,872
Total System Services, Inc., 2.375%, due 6/1/2018	$20,000	20,111

		7,145,801

Energy — 12.6%
ConocoPhillips Company, 1.806%, due 5/15/2022	$400,000	396,451
Diamond Offshore Drilling, Inc., 5.875%, due 5/1/2019	$100,000	104,500
EnLink Midstream Partners LP, 7.125%, due 6/1/2022	$612,000	640,344
Hiland Partners LP/Hiland Partners Finance Corp., 5.5%, due 5/15/2022	$200,000	209,529
Marathon Oil Corporation, 6%, due 10/1/2017	$400,000	410,747
Midcontinent Express Pipeline LLC, 6.7%, due 9/15/2019	$500,000	530,000
NGPL PipeCo LLC, 9.625%, due 6/1/2019	$700,000	734,125
Northern Tier Energy LLC/Northern Tier Finance Corp., 7.125%, due 11/15/2020	$500,000	521,875
NuStar Logistics LP, 8.15%, due 4/15/2018	$500,000	535,000
PBF Holding Company LLC, 8.25%, due 2/15/2020	$1,500,000	1,537,500
Regency Energy Partners LP, 6.5%, due 7/15/2021	$1,331,000	1,373,210
Regency Energy Partners LP, 5.5%, due 4/15/2023	$1,288,000	1,346,527
TransCanada Pipelines Ltd., 6.35%, due 5/15/2067	$500,000	461,250
Western Gas Partners LP, 2.6%, due 8/15/2018	$200,000	201,230
Western Refining, Inc., 6.25%, due 4/1/2021	$250,000	260,000
Williams Partners LP/ACMP Finance Corp., 6.125%, due 7/15/2022	$2,240,000	2,312,847
Williams Partners LP/ACMP Finance Corp., 4.875%, due 5/15/2023	$250,000	257,909
Williams Partners LP/ACMP Finance Corp., 4.875%, due 3/15/2024	$200,000	207,011
Williams Partners LP/Wlliams Partners Finance Corp., 7.25%, due 2/1/2017	$100,000	100,000

		12,140,055

Financial — 31.2%
AerCap Aviation Solutions BV, 6.375%, due 5/30/2017	$200,000	203,250
Alliance Data Systems Corp., 6.375%, due 4/1/2020	$2,044,000	2,079,770
Alliance Data Systems Corp., 5.375%, due 8/1/2022	$423,000	415,598
Allstate Corporation, 6.125%, due 5/15/2037	$1,000,000	992,500
Ally Financial, Inc., 4.25%, due 4/15/2021	$200,000	202,500
American Equity Investment Life Holding Co., 6.625%, due 7/15/2021	$2,000,000	2,104,620
Astoria Financial Corporation, 5%, due 6/19/2017	$200,000	201,893
Athene Global Funding, 2.875%, due 10/23/2018	$2,120,000	2,124,149
Athene Global Funding, 4%, due 1/25/2022	$1,000,000	1,012,099
Bank of America Corporation, 1.723%, due 9/15/2026	$100,000	91,396
Bank of the Ozarks, Inc., 5.5%, due 7/1/2026	$250,000	261,561
Care Capital Properties LP, 5.125%, due 8/15/2026	$100,000	96,856
Charles Schwab Corp., 4.625%, due 12/29/2049	$300,000	290,188
Chubb Corp., 6.375%, due 4/15/2037	$600,000	586,800
Citigroup, Inc., 1.48%, due 8/25/2036	$100,000	80,196
CNP Assurances, 7.5%, due 10/29/2049	$100,000	106,688
E*Trade Financial Corp., 5.375%, due 11/15/2022	$209,000	221,632
Everest Reinsurance Holdings, Inc., 6.6%, due 5/15/2037	$370,000	326,525

API SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Fairfax Financial Holdings Ltd, 5.8%, due 5/15/2021	$300,000	$325,260
Fifth Third Bancorp, 5.1%, due 12/29/2049	$250,000	239,500
Finial Holdings, Inc., 7.125%, due 10/15/2023	$250,000	292,643
Fly Leasing Limited, 6.75%, due 12/15/2020	$100,000	105,000
Fly Leasing Limited., 6.375%, due 10/15/2021	$300,000	312,750
GFI Group, Inc., 8.375%, due 7/19/2018	$1,000,000	1,075,000
Goldman Sachs Capital II, 4%, due 12/29/2049	$1,239,000	998,015
Goldman Sachs Group, Inc., 2%, due 4/29/2021	$100,000	96,824
Hartford Financial Services Group, Inc., 8.125%, due 6/15/2038	$494,000	529,815
Highmark, Inc., 4.75%, due 5/15/2021	$1,500,000	1,529,138
Icahn Enterprises LP, 6.75%, due 2/1/2024	$250,000	249,750
ILFC E-Capital Trust 1, 4.67%, due 12/21/2065	$200,000	176,117
ING Bank NV, 4.125%, due 11/21/2023	$500,000	508,682
Jackson National Life Global Funding, 4.7%, due 6/1/2018	$100,000	103,760
Jefferies Group LLC, 5.125%, due 4/13/2018	$100,000	103,496
Jefferies Group LLC, 4.25%, due 7/21/2031	$100,000	96,583
JMP Group, Inc., 8% Senior Notes due 1/15/2023	7,300	184,252
JPMorgan Chase & Co., 2.044%, due 3/21/2023	$100,000	99,338
JPMorgan Chase & Co., 7.9%, due 12/29/2049	$600,000	618,750
KCG Holdings, Inc., 6.875%, due 3/15/2020	$400,000	401,000
Kemper Corp., 6%, due 5/15/2017	$200,000	202,550
Lincoln National Corporation, 3.264%, due 5/17/2066	$750,000	643,125
Medley LLC, 6.875% Senior Notes, due 8/15/2026	4,000	97,000
MetLife, Inc., 5.25%, due 12/29/2049	$250,000	256,250
Morgan Stanley, 5%, due 1/25/2019	$100,000	103,875
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, due 2/15/2022	$300,000	310,688
MPT Operating Partnership LP/MPT Finance Corp., 6.375%, due 3/1/2024	$125,000	132,656
Nationwide Mutual Insurance Co., 3.253%, due 12/15/2024	$800,000	789,514
Neuberger Berman Group LLC, 5.875%, due 3/15/2022	$1,548,000	1,600,245
Och-Ziff Finance Co. LLC, 4.5%, due 11/20/2019	$750,000	715,194
Progressive Corporation, 6.7%, due 6/15/2037	$1,082,000	1,073,885
Prudential Financial, Inc., 5.875%, due 9/15/2042	$500,000	534,375
QBE Capital Funding III Ltd., 7.25%, due 11/24/2043	$350,000	389,375
Reinsurance Group of America, Inc., 3.628%, due 12/15/2065	$500,000	452,000
Royal Bank of Scotland Group PLC, 7.5%, due 12/29/2049	$200,000	194,500
Scottrade Financial Services, Inc., 6.125%, due 7/11/2021	$300,000	341,594
StanCorp Financial Group, Inc., 6.9%, due 6/1/2067	$487,000	405,428
Standard Chartered PLC, 4%, due 7/12/2022	$200,000	200,987
Synovus Financial Corp., 5.75%, due 12/15/2025	$250,000	263,250
US Bancorp, 5.125%, due 12/29/2049	$100,000	103,750
Wachovia Capital Trust III, 5.57%, due 3/29/2049	$500,000	494,375
Wells Fargo & Company, 2.1%, due 7/26/2021	$200,000	194,595
Wells Fargo & Company, 7.98%, due 3/29/2049	$500,000	525,625
XLIT Ltd., 6.5%, due 10/29/2049	$600,000	507,000

		29,975,730

Industrial — 2.0%
Acuity Brands Lighting, Inc., 6%, due 12/15/2019	$180,000	197,896
Aviation Capital Group Corp., 2.875%, due 9/17/2018	$200,000	202,750
General Electric Company, 5%, due 12/29/2049	$246,000	256,148
Kennametal, Inc., 2.65%, due 11/1/2019	$200,000	198,090
L-3 Communications Corp., 5.2%, due 10/15/2019	$200,000	215,262
Spirit AeroSystems, Inc., 5.25%, due 3/15/2022	$500,000	521,363
Standard Industries, Inc., 5.125%, due 2/15/2021	$243,000	255,150
Stanley Black & Decker, Inc., 5.75%, due 12/15/2053	$100,000	105,470

		1,952,129

Real Estate Investment Trusts — 0.7%
Sotherly Hotels LP, 7% Senior Notes, due 11/15/2019	5,000	129,500
Senior Housing Properties Trust, 3.25%, due 5/1/2019	$500,000	503,224

		632,724

API SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Technology — 7.6%
Activision Blizzard, Inc., 6.125%, due 9/15/2023	$200,000	$217,584
Broadcom Corporation, 2.7%, due 11/1/2018	$1,294,000	1,291,708
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 6/1/2019	$200,000	204,229
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	$450,000	484,011
Dun & Bradstreet Corp., 3.25%, due 12/1/2017	$250,000	253,257
EMC Corporation, 1.875%, due 6/1/2018	$300,000	298,566
Hewlett Packard Enterprise Co., 2.85%, due 10/5/2018	$200,000	202,659
Hewlett Packard Enterprise Co., 3.6%, due 10/15/2020	$200,000	205,483
KLA-Tencor Corporation, 2.375%, due 11/1/2017	$100,000	100,381
KLA-Tencor Corporation, 4.125%, due 11/1/2021	$100,000	104,454
Leidos Holdings, Inc., 4.45%, due 12/1/2020	$300,000	315,375
Lexmark International, Inc., 5.125%, due 3/15/2020	$350,000	357,990
Micron Technology, Inc., 7.5%, due 9/15/2023	$900,000	1,001,250
Seagate HDD Cayman, 3.75%, due 11/15/2018	$300,000	309,944
Seagate HDD Cayman, 4.75%, due 6/1/2023	$600,000	601,935
Western Digital Corporation, 7.375%, due 4/1/2023	$1,000,000	1,102,500
Western Digital Corporation, 10.5%, due 4/1/2024	$200,000	236,000

		7,287,326

Utilities — 1.0%
Cleveland Electric Illuminating Company, 7.88%, due 11/1/2017	$200,000	209,324
Dominion Resources, Inc., 3.823%, due 6/30/2066	$100,000	91,500
DPL Inc., 7.25%, due 10/15/2021	$100,000	104,650
FPL Energy National Wind LLC, 5.608%, due 3/10/2024	$287,160	289,314
NextEra Energy Capital Holdings, Inc., 3.065%, due 10/1/2066	$200,000	172,500
WEC Energy Group, Inc., 6.25%, due 5/15/2067	$100,000	90,250

		957,538

Total Corporate Bonds & Notes		78,406,270

INVESTMENT COMPANIES — 10.7%
Exchange Traded Funds — 1.8%
AdvisorShares Newfleet Multi-Sector Income ETF	25,000	1,214,000
Vanguard Short-Term Corporate Bond ETF	7,000	557,340

		1,771,340

Money Market Funds — 8.9%
Federated Government Obligations Fund	8,564,455	8,564,455

Total Investment Companies		10,335,795

PREFERRED STOCKS — 0.8%
Financial — 0.1%
People’s United Financial, Inc., 5.625% Preferred Series A	1,000	25,950
State Street Corp., 5.35% Preferred Series G	1,000	25,470

		51,420

Real Estate Investment Trusts — 0.4%
Bluerock Residential Growth REIT, Inc., 8.25% Preferred Series A	3,000	78,900
Bluerock Residential Growth REIT, Inc., 7.125% Preferred Series D	3,000	73,110
Welltower, Inc., 6.5% Preferred Series J	10,000	252,700

		404,710

Utilities — 0.3%
Georgia Power Company, 6.5% Preferred Series 07-A	2,486	254,815

Total Preferred Stocks		710,945

SECURITIZED DEBT OBLIGATIONS — 3.3%
Asset Backed Securities — 2.5%
Dell Equipment Finance Trust, 3.24%, due 7/22/2022	$300,000	298,737
Emerald Aviation Finance Ltd., 4.65%, due 10/15/2038	$597,900	604,626
Hertz Vehicle Financing II LP 2015-3A, 4.44%, due 9/25/2021	$100,000	98,447
Longtrain Leasing III LLC 2015-1A, 2.98%, due 1/15/2045	$396,800	388,583
Wendy’s Funding LLC 2015-1A, 3.371%, due 6/15/2045	$493,750	496,586
World Financial Network Credit Card Master Trust, 1.98%, due 8/15/2023	$500,000	496,484

		2,383,463

Mortgage Backed Securities — 0.8%
GS Mortgage Securities Trust 2007-GG10, 5.9493%, due 8/10/2045	$260,460	262,753
ML-CFC Commercial Mortgage Trust 2007-6, 5.485%, due 3/12/2051	$119,340	119,385

API SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS, Continued

	Principal/ Shares	Value
Morgan Stanley Capital I Trust 2007-IQ14, 5.692%, due 4/15/2049	$357,210	$357,453
Sequoia Mortgage Trust, 3%, due 7/25/2042	$31,360	30,563

		770,154

Total Securitized Debt Obligations		3,153,617

U. S. TREASURY NOTES & BONDS — 0.5%
U.S. Treasury Note, 1%, due 3/15/18	$500,000	500,391

Total U.S. Treasury Notes & Bonds		500,391

Total Investments — 96.8% (cost $92,550,360)		93,107,018
Other Assets in Excess of Liabilities — 3.2%		3,106,968

Net Assets — 100.0%		$96,213,986

The accompanying notes are an integral part of these financial statements.

API MASTER ALLOCATION FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Shares	Value
INVESTMENT COMPANIES — 100.7%
Growth Funds — 36.1%
API Growth Fund Class A*(1)	728,774	$11,062,795

Income Funds — 32.4%
API Capital Income Fund Institutional Class(1)	227,765	9,912,303

Mid Cap Funds — 14.6%
Yorktown Mid Cap Fund Institutional Class(1)	417,401	4,453,668

Money Market Funds — 2.0%
Federated Government Obligations Fund	621,338	621,338

Small Cap Funds — 15.6%
Yorktown Small Cap Fund Institutional Class(1)	397,977	4,767,770

Total Investments — 100.7% (cost $20,180,794)		30,817,874
Liabilities in Excess of Other Assets — 0.7%		(208,286)

Net Assets — 100.0%		$30,609,588

*	Non-income producing security.

(1)	Affiliated issuer.

The accompanying notes are an integral part of these financial statements.

API TRUST

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017

	Capital Income Fund	Growth Fund	Multi-Asset Income Fund	Short Term Bond Fund	Master Allocation Fund
Assets
Investments in unaffiliated issuers at value (indentified cost of $34,149,603, $45,658,371, $704,551,515, $92,550,360, and $621,338 respectively)	$42,359,170	$62,305,244	$711,865,796	$93,107,018	$621,338
Investments in affiliated issuers at value (indentified cost of $31,021,185 and $19,559,456, respectively)			33,789,957		30,196,536

Total investments	42,359,170	62,305,244	745,655,753	93,107,018	30,817,874

Cash			739,942
Dividends and interest receivable	31,899	11,749	4,924,562	1,009,534
Receivable for securities sold	195,196		1,237,329	43,399
Receivable for shareholder purchases	976	32,194	1,423,144	2,214,758	83
Other assets	2,637	3,785	44,320	5,073	1,925

Total assets	42,589,878	62,352,972	754,025,050	96,379,782	30,819,882

Liabilities
Payable for shareholder redemptions	86,575	128,872	518,092	48,319	157,904
Accrued distribution fees	16,271	22,799	385,868	32,153	21,389
Accrued advisory fees	21,698	52,789	251,767	51,819	7,813
Accrued accounting service fees	3,710	3,861	8,604	4,073	3,594
Payable for securities purchased			1,414,839
Other accrued expenses	22,530	28,044	174,746	29,432	19,594

Total liabilities	150,784	236,365	2,753,916	165,796	210,294

Net assets	$42,439,094	$62,116,607	$751,271,134	$96,213,986	$30,609,588

Shares of beneficial interest (unlimited number of no par value shares authorized)
Class A: Shares outstanding	168,477	1,717,135	15,263,140	2,578,966	210,562

Net assets	$7,181,775	$26,070,175	$156,663,881	$10,114,382	$6,473,601

Net asset value per share	$42.63	$15.18	$10.26	$3.92	$30.74

Maximum offering price per share (Note 2)	$45.23	$16.11	$10.89	$4.01	$32.62

Class L: Shares outstanding	374,444	2,042,060	38,008,519	11,283,401	745,835

Net assets	$15,469,068	$26,852,491	$370,470,014	$40,665,156	$21,837,721

Net asset value per share	$41.31	$13.15	$9.75	$3.60	$29.28

Class C: Shares outstanding			653,210

Net assets			$6,266,558

Net asset value per share			$9.59

Institutional Class: Shares outstanding	454,696	577,189	20,344,387	10,917,664	70,910

Net assets	$19,788,251	$9,193,941	$217,870,681	$45,434,448	$2,298,266

Net asset value per share	$43.52	$15.93	$10.71	$4.16	$32.41

Net assets consist of
Paid-in capital	$32,974,257	$42,270,140	$877,967,557	$100,309,676	$17,582,666
Undistributed net investment income (loss)	340,536	—	2,359,386	587,233	—
Accumulated net realized gain (loss) from security transactions	914,734	3,199,594	(139,138,862)	(5,239,581)	2,389,842
Unrealized appreciation on investments	8,209,567	16,646,873	10,083,053	556,658	10,637,080

Net assets applicable to outstanding shares of beneficial interest	$42,439,094	$62,116,607	$751,271,134	$96,213,986	$30,609,588

The accompanying notes are an integral part of these financial statements.

API TRUST

STATEMENTS OF OPERATIONS

Year Ended January 31, 2017

	Capital Income Fund	Growth Fund	Multi-Asset Income Fund	Short Term Bond Fund	Master Allocation Fund
Investment Income
Dividends from unaffiliated issuers	$1,184,846	$855,746	$39,352,110	$291,211	$1,271
Dividends from affiliated issuers			144,280		286,721
Interest	6,863	2,844	17,497,404	2,030,207

Total income	1,191,709	858,590	56,993,794	2,321,418	287,992

Expenses
Investment advisory fees	218,307	647,611	2,738,166	378,053	97,583
Distribution fees
Class L	114,470	281,039	3,566,365	266,145	236,677
Class A	32,228		758,478		34,767
Class C			18,347
Accounting service fees	44,392	46,476	99,297	45,401	43,253
Transfer agent fees	64,674	93,746	770,835	75,099	68,433
Custodial fees	11,870	13,684	64,749	8,190	3,786
Professional fees	15,128	16,698	93,114	21,195	12,918
Registration fees	54,082	49,062	101,524	67,381	46,571
Trustee fees	3,802	7,539	81,705	4,421	3,407
Insurance	3,041	5,332	58,339	2,846	3,073
Shareholder reports	9,692	16,428	139,991	8,210	8,470
Miscellaneous	31,602	33,388	131,849	39,694	17,112

Total operating expenses	603,288	1,211,003	8,622,759	916,635	576,050

Net investment income (loss)	588,421	(352,413)	48,371,035	1,404,783	(288,058)

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions in unaffiliated issuers	1,979,225	3,430,439	(15,222,400)	(175,642)
Net realized gain (loss) from security transactions in affiliated issuers					6,755,257
Capital gain distributions from unaffiliated investment companies			5,023
Capital gain distributions from affiliated investment companies			1,438		473,678
Change in unrealized appreciation on investments in unaffiliated issuers	2,521,652	6,934,396	97,282,063	1,503,954
Change in unrealized appreciation on investments in affiliated issuers			2,768,772		(2,511,481)

Net realized and unrealized gain (loss) on investments	4,500,877	10,364,835	84,834,896	1,328,312	4,717,454

Net increase (decrease) in net assets resulting from operations	$5,089,298	$10,012,422	$133,205,931	$2,733,095	$4,429,396

The accompanying notes are an integral part of these financial statements.

API TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31, 2017

	Capital Income Fund	Growth Fund	Multi-Asset Income Fund	Short Term Bond Fund	Master Allocation Fund
Operations
Net investment income (loss)	$588,421	$(352,413)	$48,371,035	$1,404,783	$(288,058)
Net realized gain (loss) from security transactions	1,979,225	3,430,439	(15,222,400)	(175,642)	6,755,257
Capital gain distributions from investment companies			6,461		473,678
Net change in unrealized appreciation on investments	2,521,652	6,934,396	100,050,835	1,503,954	(2,511,481)

Increase (decrease) in net assets resulting from operations	5,089,298	10,012,422	133,205,931	2,733,095	4,429,396

Distributions
From net investment income:
Class A	(106,604)		(10,809,976)	(150,679)
Class L	(156,021)		(25,139,170)	(448,833)
Class C			(110,302)
Institutional Class	(421,189)		(12,583,082)	(449,488)

	(683,814)		(48,642,530)	(1,049,000)

From realized gain on security transactions:
Class A	(191,004)	(239,455)			(1,227,524)
Class L	(441,844)	(285,864)			(4,279,012)
Class C
Institutional Class	(521,148)	(82,314)			(368,785)

	(1,153,996)	(607,633)			(5,875,321)

Change in net assets from fund share transactions: (Note 7)
Class A	1,184,123	(4,953,539)	(2,830,130)	4,484,752	(512,920)
Class L	5,101,658	(5,205,323)	(4,418,231)	19,073,595	(1,444,056)
Class C	—		6,170,985	—	—
Institutional Class	(340,208)	(3,822,539)	49,272,163	40,893,553	656,852

Increase (decrease) in net assets resulting from capital share transactions	5,945,573	(13,981,401)	48,194,787	64,451,900	(1,300,124)

Total increase (decrease) in net assets	9,197,061	(4,576,612)	132,758,188	66,135,995	(2,746,049)
Net assets
Beginning of the year	33,242,033	66,693,219	618,512,946	30,077,991	33,355,637

End of year	$42,439,094	$62,116,607	$751,271,134	$96,213,986	$30,609,588

Undistributed net investment income	$340,536	—	$2,359,386	$587,233	—

The accompanying notes are an integral part of these financial statements.

API TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended January 31, 2016

	Capital Income Fund	Growth Fund	Income Fund	Core Income Fund	Master Allocation Fund
Operations
Net investment income (loss)	$884,158	$(187,816)	$57,810,499	$936,655	$(351,484)
Net realized gain (loss) from security transactions	89,505	607,633	(77,646,809)	(1,557,900)	1,701,818
Net change in unrealized appreciation on investments	(3,566,367)	(5,664,775)	(47,497,546)	(295,844)	(4,402,213)

Increase (decrease) in net assets resulting from operations	(2,592,704)	(5,244,958)	(67,333,856)	(917,089)	(3,051,879)

Distributions
From net investment income:
Class A	(128,111)		(13,223,640)	(203,289)
Class L	(187,867)		(31,304,490)	(619,684)
Institutional Class	(510,022)		(15,262,870)	(188,027)

	(826,000)		(59,791,000)	(1,011,000)

From realized gain on security transactions:
Class A	(251,758)	(828,858)			(82,212)
Class L	(428,639)	(1,004,090)			(284,763)
Institutional Class	(810,887)	(279,337)			(23,025)

	(1,491,284)	(2,112,285)			(390,000)

Change in net assets from fund share transactions (Note 7):
Class A	799,343	415,238	(18,510,091)	2,456,218	(2,150,334)
Class L	(1,457,526)	(3,635,952)	(25,501,054)	6,651,580	(2,603,498)
Institutional Class	1,073,568	5,273,122	(5,550,346)	(1,058,730)	(951,671)

Increase (decrease) in net assets resulting from capital share transactions	415,385	2,052,408	(49,561,491)	8,049,068	(5,705,503)

Total increase (decrease) in net assets	(4,494,603)	(5,304,835)	(176,686,347)	6,120,979	(9,147,382)
Net assets
Beginning of the year	37,736,636	71,998,054	795,199,293	23,957,012	42,503,019

End of year	$33,242,033	$66,693,219	$618,512,946	$30,077,991	$33,355,637

Undistributed net investment income	$435,929	—	$2,630,881	$231,450	—

The accompanying notes are an integral part of these financial statements.

API CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$38.80	$44.41	$43.49	$40.51	$36.79

Income from investment operations
Net investment income (1)(2)	0.64	0.97	1.03	0.95	0.80
Net realized and unrealized gain (loss) on investments	5.13	(3.93)	1.23	3.29	3.59

Total income (loss) from investment operations	5.77	(2.96)	2.26	4.24	4.39

Distributions
From net investment income	(0.79)	(0.91)	(0.87)	(0.99)	(0.67)
From net realized gain on security transactions	(1.15)	(1.74)	(0.47)	(0.27)

Total distributions	(1.94)	(2.65)	(1.34)	(1.26)	(0.67)

Net asset value, end of year	$42.63	$38.80	$44.41	$43.49	$40.51

Total return	15.04%	(7.01)%	5.13%	10.51%	12.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,182	$5,504	$5,559	$5,500	$3,659
Ratio of expenses to average net assets (3)	1.77%	1.66%	1.61%	1.74%	1.88%
Ratio of net investment income to average net assets (3)	1.54%	2.23%	2.24%	2.23%	2.13%
Portfolio turnover rate	67%	30%	28%	16%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$37.70	$43.23	$42.40	$39.54	$35.96

Income from investment operations
Net investment income (1)(2)	0.42	0.74	0.78	0.72	0.60
Net realized and unrealized gain (loss) on investments	4.96	(3.82)	1.19	3.22	3.49

Total income (loss) from investment operations	5.38	(3.08)	1.97	3.94	4.09

Distributions
From net investment income	(0.62)	(0.71)	(0.67)	(0.81)	(0.51)
From net realized gain on security transactions	(1.15)	(1.74)	(0.47)	(0.27)

Total distributions	(1.77)	(2.45)	(1.14)	(1.08)	(0.51)

Net asset value, end of year	$41.31	$37.70	$43.23	$42.40	$39.54

Total return	14.42%	(7.45)%	4.59%	9.98%	11.49%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,469	$9,364	$12,206	$10,417	$8,482
Ratio of expenses to average net assets (3)	2.27%	2.16%	2.11%	2.24%	2.38%
Ratio of net investment income to average net assets (3)	1.04%	1.73%	1.74%	1.73%	1.63%
Portfolio turnover rate	67%	30%	28%	16%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Institutional Class Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$39.58	$45.22	$44.24	$41.15	$37.35

Income from investment operations
Net investment income (1)(2)	0.87	1.21	1.28	1.19	1.01
Net realized and unrealized gain (loss) on investments	5.21	(4.00)	1.24	3.35	3.64

Total income (loss) from investment operations	6.08	(2.79)	2.52	4.54	4.65

Distributions
From net investment income	(0.99)	(1.11)	(1.07)	(1.18)	(0.85)
From net realized gain on security transactions	(1.15)	(1.74)	(0.47)	(0.27)

Total distributions	(2.14)	(2.85)	(1.54)	(1.45)	(0.85)

Net asset value, end of year	$43.52	$39.58	$45.22	$44.24	$41.15

Total return	15.58%	(6.52)%	5.63%	11.09%	12.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,788	$18,374	$19,971	$19,541	$14,231
Ratio of expenses to average net assets (3)	1.27%	1.16%	1.11%	1.24%	1.38%
Ratio of net investment income to average net assets (3)	2.04%	2.73%	2.74%	2.73%	2.63%
Portfolio turnover rate	67%	30%	28%	16%	37%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API GROWTH FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$13.11	$14.35	$13.99	$11.50	$9.82

Income from investment operations
Net investment income (loss) (1)(2)	(0.02)	0.03	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	2.23	(0.88)	0.38	2.54	1.68

Total income from investment (loss) operations	2.21	(0.85)	0.36	2.49	1.68

Distributions
From net realized gain on security transactions	(0.14)	(0.39)

Total distributions	(0.14)	(0.39)

Net asset value, end of year	$15.18	$13.11	$14.35	$13.99	$11.50

Total return	16.88%	(6.18)%	2.57%	21.65%	17.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,070	$27,046	$29,343	$27,745	$16,671
Ratio of expenses to average net assets (3)	1.44%	1.38%	1.38%	1.45%	1.51%
Ratio of net investment income (loss) to average net assets (3)	(0.11)%	0.21%	(0.15)%	(0.38)%	0.00%
Portfolio turnover rate	37%	47%	60%	50%	56%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$11.49	$12.75	$12.55	$10.42	$8.99

Income from investment operations
Net investment loss (1)(2)	(0.14)	(0.10)	(0.15)	(0.16)	(0.09)
Net realized and unrealized gain (loss) on investments	1.94	(0.77)	0.35	2.29	1.52

Total income (loss) from investment operations	1.80	(0.87)	0.20	2.13	1.43

Distributions
From net realized gain on security transactions	(0.14)	(0.39)

Total distributions	(0.14)	(0.39)

Net asset value, end of year	$13.15	$11.49	$12.75	$12.55	$10.42

Total return	15.69%	(7.12)%	1.59%	20.44%	15.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,852	$28,196	$34,911	$33,954	$24,773
Ratio of expenses to average net assets (3)	2.44%	2.38%	2.38%	2.45%	2.51%
Ratio of net investment loss to average net assets (3)	(1.11)%	(0.79)%	(1.15)%	(1.38)%	(1.00)%
Portfolio turnover rate	37%	47%	60%	50%	56%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Institutional Class Shares
	For the Year Ended January 31,			For the Period Ended January 31, 2014 *
	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$13.75	$15.03	$14.65	$13.00

Income from investment operations
Net investment income (loss) (1)(2)	(0.02)	0.03	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	2.34	(0.92)	0.40	1.69

Total income (loss) from investment operations	2.32	(0.89)	0.38	1.65

Distributions
From net realized gain on security transactions	(0.14)	(0.39)

Total distributions	(0.14)	(0.39)

Net asset value, end of year/period	$15.93	$13.75	$15.03	$14.65

Total return	16.89%	(6.17)%	2.59%	12.69	% (3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,194	$11,451	$7,744	$4,216
Ratio of expenses to average net assets (5)	1.44%	1.38%	1.38%	1.45	% (4)
Ratio of net investment loss to average net assets (5)	(0.11)%	0.21%	(0.15)%	(0.38	)% (4)
Portfolio turnover rate	37%	47%	60%	50	% (3)

*	Commencement of operations was June 1, 2013.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$9.02	$10.69	$11.87	$12.24	$11.18

Income from investment operations
Net investment income (1)(2)	0.72	0.78	0.88	0.83	0.84
Net realized and unrealized gain (loss) on investments	1.22	(1.65)	(1.25)	(0.41)	1.00

Total income (loss) from investment operations	1.94	(0.87)	(0.37)	0.42	1.84

Distributions
From net investment income	(0.70)	(0.80)	(0.81)	(0.79)	(0.78)

Total distributions	(0.70)	(0.80)	(0.81)	(0.79)	(0.78)

Net asset value, end of year	$10.26	$9.02	$10.69	$11.87	$12.24

Total return	22.19%	(8.78)%	(3.48)%	3.58%	17.09%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$156,664	$140,412	$186,423	$226,003	$189,833
Ratio of expenses to average net assets (3)	1.13%	1.12%	1.11%	1.12%	1.24%
Ratio of net investment income to average net assets (3)	7.22%	7.60%	7.46%	6.93%	7.20%
Portfolio turnover rate	102%	101%	50%	59%	40%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$8.60	$10.24	$11.41	$11.81	$10.82

Income from investment operations
Net investment income (1)(2)	0.63	0.70	0.78	0.74	0.76
Net realized and unrealized gain (loss) on investments	1.18	(1.58)	(1.19)	(0.40)	0.97

Total income (loss) from investment operations	1.81	(0.88)	(0.41)	0.34	1.73

Distributions
From net investment income	(0.66)	(0.76)	(0.76)	(0.74)	(0.74)

Total distributions	(0.66)	(0.76)	(0.76)	(0.74)	(0.74)

Net asset value, end of year	$9.75	$8.60	$10.24	$11.41	$11.81

Total return	21.71%	(9.28)%	(3.94)%	3.02%	16.62%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$370,470	$331,362	$424,727	$359,011	$248,675
Ratio of expenses to average net assets (3)	1.63%	1.62%	1.61%	1.62%	1.68%
Ratio of net investment income to average net assets (3)	6.72%	7.10%	6.96%	6.43%	6.76%
Portfolio turnover rate	102%	101%	50%	59%	40%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Institutional Class Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$9.38	$11.08	$12.26	$12.61	$11.49

Income from investment operations
Net investment income (1)(2)	0.79	0.87	0.96	0.91	0.94
Net realized and unrealized gain (loss) on investments	1.29	(1.72)	(1.27)	(0.42)	1.02

Total income from investment operations	2.08	(0.85)	(0.31)	0.49	1.96

Distributions
From net investment income	(0.75)	(0.85)	(0.87)	(0.84)	(0.84)

Total distributions	(0.75)	(0.85)	(0.87)	(0.84)	(0.84)

Net asset value, end of year	$10.71	$9.38	$11.08	$12.26	$12.61

Total return	22.84%	(8.33)%	(2.94)%	4.09%	17.71%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$217,871	$146,738	$184,049	$106,305	$53,454
Ratio of expenses to average net assets (3)	0.63%	0.62%	0.61%	0.62%	0.68%
Ratio of net investment income to average net assets (3)	7.72%	8.10%	7.96%	7.43%	7.76%
Portfolio turnover rate	102%	101%	50%	59%	40%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

Class C Shares
For the Period Ended January 31, 2017*
For a share outstanding throughout the period
Net asset value, beginning of period	$9.00

Income from investment operations
Net investment income (1)(2)	0.44
Net realized and unrealized gain on investments	0.63

Total income from investment operations	1.07

Distributions
From net investment income	(0.48)

Total distributions	(0.48)

Net asset value, end of period	$9.59

Total return (4)	12.17%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,267
Ratio of expenses to average net assets (3)(5)	1.63%
Ratio of net investment income to average net assets (3)(5)	6.35%
Portfolio turnover rate (4)	102%

*	Commencement of operations was May 6, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

API SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Year Ended January 31,*
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$3.76	$4.04	$4.22	$4.36	$4.15

Income from investment operations
Net investment income (1)(2)	0.12	0.16	0.21	0.18	0.11
Net realized and unrealized gain (loss) on investments	0.13	(0.27)	(0.21)	(0.17)	0.19

Total income (loss) from investment operations	0.25	(0.11)	—	0.01	0.30

Distributions
From net investment income	(0.09)	(0.17)	(0.18)	(0.15)	(0.09)

Total distributions	(0.09)	(0.17)	(0.18)	(0.15)	(0.09)

Net asset value, end of year	$3.92	$3.76	$4.04	$4.22	$4.36

Total return	6.82%	(2.81)%	(0.01)%	0.26%	7.19%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,114	$5,377	$3,285	$3,322	$3,986
Ratio of expenses to average net assets (3)(4)	1.20%	1.39%	1.32%	1.30%	1.47%
Ratio of net investment income to average net assets (3)	3.08%	4.14%	5.05%	4.36%	2.62%
Portfolio turnover rate	55%	84%	31%	103%	62%

*	Adjusted to reflect 3:1 stock split effective February 1, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.20%, 1.44%, 1.62%, 1.59%, and 1.47%, respectively.

The accompanying notes are an integral part of these financial statements.

API SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L Shares
	For the Year Ended January 31,*
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$3.47	$3.74	$3.92	$4.07	$3.89

Income from investment operations
Net investment income (loss) (1)(2)	0.07	0.11	0.16	0.13	0.06
Net realized and unrealized gain (loss) on investments	0.12	(0.24)	(0.19)	(0.16)	0.18

Total income from investment operations	0.19	(0.13)	(0.03)	(0.03)	0.24

Distributions
From net investment income	(0.06)	(0.14)	(0.15)	(0.12)	(0.06)

Total distributions	(0.06)	(0.14)	(0.15)	(0.12)	(0.06)

Net asset value, end of year	$3.60	$3.47	$3.74	$3.92	$4.07

Total return	5.58%	(3.73)%	(1.00)%	(0.72)%	6.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,665	$20,715	$15,396	$14,282	$16,856
Ratio of expenses to average net assets (3)(4)	2.20%	2.39%	2.32%	2.30%	2.47%
Ratio of net investment income (loss) to average net assets (3)	2.08%	3.14%	4.05%	3.40%	1.62%
Portfolio turnover rate	55%	84%	31%	103%	62%

*	Adjusted to reflect 3:1 stock split effective February 1, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

(4)	Without fees waived by investment advisor, the ratio of expenses to average net assets would have been 2.20%, 2.44%, 2.62%, 2.59%, and 2.47%, respectively.

The accompanying notes are an integral part of these financial statements.

API SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS, Continued

	Institutional Class Shares
	For the Year Ended January 31,†			For the Period Ended January 31, 2014 *†
	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$3.99	$4.27	$4.45	$4.50

Income from investment operations
Net investment income (1)(2)	0.13	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.13	(0.28)	(0.22)	(0.09)

Total income (loss) from investment operations	0.26	(0.11)	—	0.05

Distributions
From net investment income	(0.09)	(0.17)	(0.18)	(0.10)

Total distributions	(0.09)	(0.17)	(0.18)	(0.10)

Net asset value, end of year/period	$4.16	$3.99	$4.27	$4.45

Total return (3)	6.77%	(2.82)%	(0.01)%	1.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,434	$3,986	$5,276	$1,019
Ratio of expenses to average net assets (4)(5)(6)	1.20%	1.39%	1.32%	1.30%
Ratio of net investment income (loss) to average net assets (4)(5)	3.08%	4.14%	5.05%	4.91%
Portfolio turnover rate (3)	55%	84%	31%	103%

*	Commencement of operations was June 1, 2013.

†	Adjusted to reflect 3:1 stock split effective February 1, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Does not include expenses of the investment companies in which the Fund invests.

(6)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.20%, 1.44%, 1.62% and 1.68%, respectively.

The accompanying notes are an integral part of these financial statements.

API MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$32.93	$36.13	$35.24	$30.39	$27.14

Income from investment operations
Net investment income (loss) (1)(2)	(0.19)	(0.20)	(0.16)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	4.98	(2.64)	1.17	5.01	3.39

Total income (loss) from investment operations	4.79	(2.84)	1.01	4.85	3.25

Distributions
From net realized gain on security transactions	(6.98)	(0.36)	(0.12)

Total distributions	(6.98)	(0.36)	(0.12)

Net asset value, end of year	$30.74	$32.93	$36.13	$35.24	$30.39

Total return	14.84%	(7.96)%	2.86%	15.96%	11.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,474	$7,235	$10,087	$11,907	$9,488
Ratio of expenses to average net assets (3)	1.44%	1.30%	1.16%	1.23%	1.22%
Ratio of net investment loss to average net assets (3)	(0.55)%	(0.54)%	(0.44)%	(0.47)%	(0.49)%
Portfolio turnover rate	27%	1%	7%	3%	7%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L Shares
	For the Year Ended January 31,
	2017	2016	2015	2014	2013
For a share outstanding throughout each year
Net asset value, beginning of year	$31.81	$35.08	$34.40	$29.81	$26.76

Income from investment operations
Net investment income (loss) (1)(2)	(0.35)	(0.37)	(0.34)	(0.32)	(0.27)
Net realized and unrealized gain (loss) on investments	4.80	(2.54)	1.14	4.91	3.32

Total income (loss) from investment operations	4.45	(2.91)	0.80	4.59	3.05

Distributions
From net realized gain on security transactions	(6.98)	(0.36)	(0.12)

Total distributions	(6.98)	(0.36)	(0.12)

Net asset value, end of year	$29.28	$31.81	$35.08	$34.40	$29.81

Total return	14.29%	(8.40)%	2.32%	15.40%	11.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,838	$24,379	$29,539	$29,125	$23,601
Ratio of expenses to average net assets (3)	1.94%	1.80%	1.66%	1.73%	1.72%
Ratio of net investment income to average net assets (3)	(1.05)%	(1.04)%	(0.94)%	(0.97)%	(0.99)%
Portfolio turnover rate	27%	1%	7%	3%	7%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API MASTER ALLOCATION FUND

FINANCIAL HIGHLIGHTS, Continued

	Institutional Class Shares
	For the Year Ended January 31,			For the Period Ended January 31, 2014*
	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$34.21	$37.33	$36.23	$33.00

Income from investment operations
Net investment income (loss) (1)(2)	(0.02)	(0.02)	0.02	0.03
Net realized and unrealized gain (loss) on investments	5.20	(2.74)	1.20	3.20

Total income (loss) from investment operations	5.18	(2.76)	1.22	3.23

Distributions
From net realized gain on security transactions	(6.98)	(0.36)	(0.12)

Total distributions	(6.98)	(0.36)	(0.12)

Net asset value, end of year/period	$32.41	$34.21	$37.33	$36.23

Total return	15.44%	(7.49)%	3.36%	9.79	% (3)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,298	$1,741	$2,877	$1,560
Ratio of expenses to average net assets (5)	0.94%	0.80%	0.66%	0.73	% (4)
Ratio of net investment income (loss) to average net assets (5)	(0.05)%	(0.04)%	0.06%	0.13	% (4)
Portfolio turnover rate (3)	27%	1%	7%	3%

*	Commencement of operations was June 1, 2013.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

API TRUST

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements include the Capital Income Fund, Growth Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund (collectively the “Funds”). Each Fund offers Class A, Class L and Institutional Class shares. In addition, the Multi-Asset Income Fund also offers Class C shares.

The Capital Income Fund’s investment objective is to seek to achieve high current income, as well as growth of capital and income. The Growth Fund’s investment objective is growth of capital. The Capital Income Fund and Growth Fund invest primarily in the common stock of U.S. and foreign issuers, securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, business development companies, unit investment trusts, and foreign investment companies, long-, intermediate- or short-term bonds and other fixed-income securities, and index securities (“Index Securities”), including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Multi-Asset Income Fund’s investment objective is current income with limited credit risk. The Multi-Asset Income Fund invests primarily in debt securities, including U.S. Government securities and corporate bonds, structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Short Term Bond Fund’s investment objective is maximum total return from capital growth and income. The Short Term Bond Fund invests primarily in corporate bonds, structured notes, common stock of U.S. and foreign issuers, securities issued by Underlying Funds, and Index Securities.

The Master Allocation Fund’s investment objective is long term capital appreciation and current income. Under normal conditions, Yorktown Management & Research Company, Inc., the Funds’ investment advisor (the “Advisor”), seeks to achieve the Fund’s investment objective by investing in a variety of equity and debt securities. The Advisor currently invests Fund assets in securities issued by other Underlying Funds managed by the Advisor, but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and asked prices. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

•

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3—Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2017, in valuing the Funds’ assets carried at fair value.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Capital Income Fund

Investments in Securities	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Common Stocks	$40,521,910	$—	$—	$40,521,910
Investment Companies	1,837,260	—	—	1,837,260

Total	$42,359,170	$—	$—	$42,359,170

Growth Fund

Investments in Securities	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Common Stocks	$56,113,594	$474,300	$—	$56,587,894
Investment Companies	5,717,350	—	—	5,717,350

Total	$61,830,944	$474,300	$—	$62,305,244

Multi-Asset Income Fund

Investments in Securities	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Common Stocks	$121,928,765	$—	$—	$121,928,765
Corporate Bonds & Notes	—	328,779,732	—	328,779,732
Investment Companies	266,656,508	—	—	266,656,508
Preferred Stocks	25,403,511	1,004,000	—	26,407,511
Securitized Debt Obligations	—	1,883,237	—	1,883,237

Total	$413,988,784	$331,666,969	$—	$745,655,753

Short Term Bond Fund

Investments in Securities	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Corporate Bonds & Notes	$—	$78,406,270	$—	$78,406,270
Investment Companies	10,335,795	—	—	10,335,795
Preferred Stocks	710,945	—	—	710,945
Securitized Debt Obligations	—	3,153,617	—	3,153,617
U.S. Treasury Notes & Bonds	—	500,391	—	500,391

Total	$11,046,740	$82,060,278	$—	$93,107,018

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Master Allocation Fund

Investments in Securities	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Investment Companies	$30,817,874	$—	$—	$30,817,874

See schedule of investments for breakdown of industries in which the Funds invest. There were no transfers into or out of Levels 1 and 2 during the current period presented. Transfers are recognized at the end of the reporting period.

Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 2.25% for the Short Term Bond Fund and 5.75% for the remaining Funds. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1% is generally imposed on redemptions of Class C shares made within one year of the date of purchase.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

3.	Principal Risks

In the normal course of business the Funds may trade securities, including structured notes, where the risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Structured notes are hybrid securities that generally combine both debt and equity characteristics into a single note form. The risks of investing in structured notes include unfavorable price movements in the underlying security or index and the credit risk of the issuing financial institution. There may be no guarantee of interest payments or return of principal with structured notes, and structured notes may be less liquid than other investments held by a Fund.

Market Risks—The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

Interest rate risk is the risk that fixed income securities, as well as structured notes, will decline in value because of changes in interest rates. Generally, as interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks—The Funds will be exposed to credit risk due to the entities with whom they trade. A Fund could lose money if the issuer or guarantor of a fixed income security or structured note is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Accounting Services Agreements

The Advisor, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment advisor and manager. For its services, the Advisor receives a fee, calculated daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Capital Income Fund; 1.00% of the first $100 million of the average daily net assets of the Growth Fund and .75% of the average daily net assets exceeding $100 million; .40% of the average daily net assets of the Multi-Asset Income Fund; .70% of the average daily net assets of the Short Term Bond Fund; and .30% of the average daily net assets of the Master Allocation Fund.

In addition, the Advisor provides certain accounting and pricing services for the Funds. For the year ended January 31, 2017, the Advisor received $44,392, $46,476, $99,297, $45,401, and $43,253 from the Capital Income Fund, Growth Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund, respectively.

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to the Funds’ distributor. Class A Shares of the Capital Income Fund pay a fee of 0.50% of the Class A shares’ average daily net assets. Of this amount, 0.25% represents distribution fees and 0.25% represents shareholder servicing fees. Class A Shares of the Multi-Asset Income Fund and Master Allocation Fund pay a fee of 0.50% of each Class A shares’ average daily net assets for distribution fees. Class L Shares of the Capital Income Fund, Growth Fund, Multi-Asset Income Fund, Short Term Bond Fund and Master Allocation Fund pay a fee of 1.00% of each Class L Shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees.

6.	Investment Activity

For the year ended January 31, 2017, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Capital Income Fund	$23,346,556	$31,883,537	$—	$—
Growth Fund	23,577,338	30,461,487	—	7,763,882
Multi-Asset Income Fund	683,201,922	577,406,741	19,011,802	94,011,294
Short Term Bond Fund	83,688,941	27,782,107	—	905,162
Master Allocation Fund	8,550,000	17,432,258	—	—

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

7.	Fund Share Transactions

Share transactions for the period ended January 31, 2017 were as follows:

	Amount					Shares
	Sold	Reinvested From Distributions	Issued in Connection With Reorganization (Note 10)	Redeemed	Net Change	Sold	Reinvested From Distributions	Issued in Connection With Reorganization (Note 10)	Redeemed	Net Change
Capital Income Fund:
Class A	$1,402,823	$283,574	$6,833,560	$(7,335,834)	$1,184,123	33,238	6,782	163,899	(177,281)	26,638
Class L	1,472,169	587,826	6,787,090	(3,745,427)	5,101,658	36,516	14,479	167,715	(92,681)	126,029
Institutional Class	2,045,395	417,667	701,908	(3,505,178)	(340,208)	47,735	9,796	16,503	(83,604)	(9,570)
Growth Fund:
Class A	1,093,302	136,996		(6,183,837)	(4,953,539)	75,893	9,263		(430,495)	(345,339)
Class L	2,622,926	276,506		(8,104,755)	(5,205,323)	209,255	21,568		(643,032)	(412,209)
Institutional Class	4,494,495	82,205		(8,399,239)	(3,822,539)	294,863	5,296		(555,751)	(255,592)
Multi-Asset Income Fund:
Class A	32,210,927	8,666,885		(43,707,942)	(2,830,130)	3,270,540	888,445		(4,462,772)	(303,787)
Class L	64,125,993	22,925,192		(91,469,416)	(4,418,231)	6,847,614	2,471,251		(9,827,837)	(508,972)
Class C	6,150,764	71,372		(51,151)	6,170,985	651,047	7,594		(5,431)	653,210
Institutional Class	96,440,623	10,193,399		(57,361,859)	49,272,163	9,335,479	1,001,212		(5,639,669)	4,697,022
Short Term Bond Fund
Class A	8,397,559	129,509		(4,042,316)	4,484,752	2,166,110	33,641		(1,050,288)	1,149,463
Class L	31,479,839	432,634		(12,838,878)	19,073,595	8,807,640	121,989		(3,618,331)	5,311,298
Institutional Class	48,753,318	355,895		(8,215,660)	40,893,553	11,830,494	86,641		(1,999,074)	9,918,061
Master Allocation Fund:
Class A	275,637	1,173,569		(1,962,126)	(512,920)	8,109	38,693		(55,974)	(9,172)
Class L	1,975,417	4,230,554		(7,650,027)	(1,444,056)	58,259	146,386		(225,278)	(20,633)
Institutional Class	639,933	358,723		(341,804)	656,852	18,140	11,224		(9,354)	20,010

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

7.	Fund Share Transactions, continued

Share transactions for the period ended January 31, 2016 were as follows:

	Amount				Shares
	Sold	Reinvested From Distributions	Redeemed	Net Change	Sold	Reinvested From Distributions	Redeemed	Net Change
Capital Income Fund:
Class A	$2,201,229	$329,037	$(1,730,923)	$799,343	49,719	7,858	(40,934)	16,643
Class L	1,788,286	602,134	(3,847,946)	(1,457,526)	41,903	14,768	(90,589)	(33,918)
Institutional Class	3,564,914	518,738	(3,010,084)	1,073,568	80,184	12,152	(69,712)	22,624
Growth Fund:
Class A	7,320,935	465,869	(7,371,566)	415,238	495,227	32,285	(509,488)	18,024
Class L	6,751,011	943,333	(11,330,296)	(3,635,952)	515,534	74,513	(874,502)	(284,455)
Institutional Class	10,969,917	274,276	(5,971,071)	5,273,122	705,376	18,128	(405,943)	317,561
Income Fund:
Class A	44,359,004	10,367,839	(73,236,934)	(18,510,091)	4,197,252	1,016,730	(7,080,409)	(1,866,427)
Class L	81,410,779	27,807,408	(134,719,241)	(25,501,054)	8,055,449	2,853,801	(13,859,976)	(2,950,726)
Institutional Class	93,535,637	12,328,664	(111,414,647)	(5,550,346)	8,500,687	1,160,723	(10,624,472)	(963,062)
Core Income Fund:
Class A	3,200,706	191,282	(935,770)	2,456,218	268,608	16,123	(79,502)	205,229
Class L	9,789,385	589,700	(3,727,505)	6,651,580	905,379	53,734	(340,986)	618,127
Institutional Class	4,172,526	186,762	(5,418,018)	(1,058,730)	327,935	14,772	(421,413)	(78,706)
Master Allocation Fund:
Class A	659,872	78,968	(2,889,174)	(2,150,334)	17,919	2,184	(79,600)	(59,497)
Class L	4,053,910	282,582	(6,939,990)	(2,603,498)	113,226	8,085	(196,827)	(75,516)
Institutional Class	437,057	19,365	(1,408,093)	(951,671)	11,577	516	(38,267)	(26,174)

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2016), or expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U. S. Federal and Virginia State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2017, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

	Capital Income Fund	Growth Fund	Multi-Asset Income Fund	Short Term Bond Fund	Master Allocation Fund
Cost of investments	$34,149,603	$45,658,371	$737,206,312	$92,550,360	$20,393,467

Gross unrealized appreciation	$8,790,732	$17,357,926	$24,219,020	$969,141	$10,424,407
Gross unrealized depreciation	(581,165)	(711,053)	(15,769,579)	(412,483)	—

Net unrealized appreciation/ (depreciation) on investments	$8,209,567	$16,646,873	$8,449,441	$556,658	$10,424,407

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended January 31, 2017, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Capital Income Fund	$—	$—	$—
Growth Fund	(121,568)	352,413	(230,845)
Multi-Asset Income Fund	(72,378)	—	72,378
Short Term Bond Fund	—	—	—
Master Allocation Fund	(288,058)	288,058	—

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

As of January 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Income Fund	Growth Fund	Multi-Asset Income Fund	Short Term Bond Fund	Master Allocation Fund
Undistributed ordinary income	$340,536	$—	$2,359,386	$587,233	$—
Undistributed long-term capital gains	914,734	3,199,594	—	—	2,602,515

Accumulated earnings	1,255,270	3,199,594	2,359,386	587,233	2,602,515
Accumulated capital and other losses	—	—	(137,505,250)	(5,239,581)	—
Unrealized appreciation/(depreciation) on investments	8,209,567	16,646,873	8,449,441	556,658	10,424,407

Total accumulated earnings/(deficit)	$9,464,837	$19,846,467	$(126,696,423)	$(4,095,690)	$13,026,922

The tax character of distributions paid during the years ended January 31, 2017 and 2016 were as follows:

	January 31, 2017
	Ordinary Income	Long Term Capital Gains	Total Distributions
Capital Income Fund	$683,814	$1,153,996	$1,837,810
Growth Fund	—	607,633	607,633
Multi-Asset Income Fund	48,642,530	—	48,642,530
Short Term Bond Fund	1,049,000	—	1,049,000
Master Allocation Fund	—	5,875,321	5,875,321
	January 31, 2016
	Ordinary Income	Long Term Capital Gains	Total Distributions
Capital Income Fund	$826,000	$1,491,284	$2,317,284
Growth Fund	—	2,112,285	2,112,285
Multi-Asset Income Fund	59,791,000	—	59,791,000
Short Term Bond Fund	1,011,000	—	1,011,000
Master Allocation Fund	—	390,000	390,000

At January 31, 2017, the Funds had accumulated capital loss carryforwards as follows:

		Not Subject to Expiration
	2018	Short-Term	Long-Term	Total
Capital Income Fund	$—	$—	$—	$—
Growth Fund	—	—	—	—
Multi-Asset Income Fund	62,313	60,908,138	76,534,799	137,505,250
Short Term Bond Fund	2,966,687	786,281	1,310,971	5,063,939
Master Allocation Fund	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of January 31, 2017, the Funds had Post-October capital losses of:

Capital Income Fund	$—
Growth Fund	—
Multi-Asset Income Fund	—
Short Term Bond Fund	175,642
Master Allocation Fund	—

9.	Transactions with Affiliates

The Multi-Asset Income Fund and Master Allocation Fund invest in other mutual funds which are managed by the Advisor. Transactions with affiliates during the year ended January 31, 2017 were as follows:

Multi-Asset Income Fund:

Affiliated Fund Name	Balance of Shares Held 1/31/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 1/31/2017	Value 1/31/2017	Dividend Income	Realized Gain (Loss) on Security Transactions
API Short Term Bond Fund	—	2,672,103	—	2,672,103	$11,115,949	$99,960	$—
Yorktown Mid Cap Fund	—	1,000,000	—	1,000,000	10,670,000	11,728	1,438
Yorktown Small Cap Fund	—	1,002,004	—	1,002,004	12,004,008	32,592	—

Total	—	4,674,107	—	4,674,107	$33,789,957	$144,280	$1,438

Master Allocation Fund:

Affiliated Fund Name	Balance of Shares Held 1/31/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 1/31/2017	Value 1/31/2017	Dividend Income	Realized Gain (Loss) on Security Transactions
API Capital Income Fund	268,791	93,227	(134,254)	227,764	$9,912,303	$238,153	$2,480,316
API Growth Fund	860,070	—	(131,296)	728,774	11,062,795	—	943,392
API Value Fund	689,752	—	(689,752)	—	—	30,728	3,804,627
Yorktown Mid Cap Fund	—	417,401		417,401	4,453,668	4,895	600
Yorktown Small Cap Fund	—	397,977		397,977	4,767,770	12,945	—

Total	1,818,613	908,605	(955,302)	1,771,916	$30,196,536	$286,721	$7,228,935

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund under Section 2(a)(9) of the 1940 Act. At January 31, 2017, the Multi-Asset Income Fund and the Master Allocation Fund, as record shareholder, owned 67% and 28%, respectively, of the outstanding shares of the Mid Cap Fund and 68% and 27%, respectively, of the outstanding shares of the Small Cap Fund.

API TRUST

NOTES TO FINANCIAL STATEMENTS, Continued

9.	Transactions with Affiliates, continued

The Yorktown Mid Cap and Small Cap Funds’ financial statements, including the schedules of investments, are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Funds’ website at www.yorktownfunds.com.

The Funds may also engage in direct transactions with certain other API Funds when practical. When one Fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both Funds to benefit by reducing transaction costs. For the year ended January 31, 2017, each Fund’s total aggregate security transactions with other API Funds, as well as any realized gains (losses), were as follows:

	Total Aggregate Transactions	Realized Gains (Losses)
Capital Income Fund	$293,288	$(11,712)
Multi-Asset Income Fund	1,177,083	332
Short Term Bond Fund	883,795	(15,820)

10.	Fund Reorganization

On October 7, 2016, the Capital Income Fund acquired all the net assets of the Value Fund pursuant to a plan of reorganization approved by Value Fund shareholders on September 29, 2016. The acquisition was accomplished by a tax-free exchange of 348,117 shares of the Capital Income Fund, valued at $14,322,558 for 858,933 shares of the Value Fund outstanding on October 7, 2016. The investment portfolio of the Value Fund, with a fair value of $14,324,911 and identified cost of $10,012,780, was the principal asset acquired by the Capital Income Fund. For financial reporting purposes, assets received and shares issued by the Capital Income Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund was carried forward to align ongoing reporting of the Capital Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Capital Income Fund were $30,893,726.

Assuming the acquisition had been completed on February 1, 2016, the beginning of the annual reporting period, the Capital Income Fund’s pro forma results of operations for the year ended January 31, 2017 are as follows:

Net investment income	$730,267
Net gain (loss) on investments	1,781,052
Change in unrealized appreciation on investments	701,940

Net increase (decrease) in assets resulting from operations	$3,213,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Value Fund that have been included in the Capital Income Fund’s statement of operations since October 7, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

American Pension Investors Trust

Lynchburg, Virginia

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the American Pension Investors Trust, comprised of the API Growth Fund (formerly API Efficient Frontier Growth Fund), API Capital Income Fund (formerly API Efficient Frontier Capital Income Fund), API Short Term Bond Fund (formerly API Efficient Frontier Core Income Fund), API Multi-Asset Income Fund (formerly API Efficient Income Fund) and API Master Allocation Fund, collectively referred to as the “Funds”), as of January 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Pension Investors Trust as of January 31, 2017, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 30, 2017

The graphs that follow assume an initial investment of $10,000 made on January 31, 2007 (or, if a shorter period, commencement of a Fund’s operations) and held through January 31, 2017. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The MSCI World Free GTR Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Bloomberg Barclays U.S. Aggregate Index is a broad-based benchmark that measures the investment grade fixed-rate taxable bond market and also is representative of a broader market and range of securities than is found in the Funds’ portfolios. The Dow Jones Conservative Relative Risk Index is made up of underlying indexes designed to measure portfolios at conservative risk levels. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are: Capital Income Fund Class A - 1.84%; Capital Income Fund Class L - 2.34%; Capital Income Fund Institutional Class - 1.34%; Growth Fund Class A - 1.42%; Growth Fund Class L - 2.42%; Growth Fund Institutional Class - 1.42%; Multi-Asset Income Fund Class A - 2.54%; Multi-Asset Income Fund Class L - 3.04%; Multi-Asset Income Fund Institutional Class - 2.04%; Short Term Bond Fund Class A - 1.71%; Short Term Bond Fund Class L - 2.71%; Short Term Bond Fund Institutional Class - 1.71%; Master Allocation Fund Class A - 2.66%; Master Allocation Fund Class L - 3.16%; Master Allocation Fund Institutional Class - 2.16%. Please see the Financial Highlights section of the Funds’ financial statements for more current information with respect to Expense Ratios.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Funds are distributed by Unified Financial Services, Inc., member FINRA.

Expense Examples

API Trust Funds

As a shareholder in an API Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 to January 31, 2017.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 1/31/2017	Expenses Paid * During the Period	Annualized Expense Ratio
Capital Income Fund
Class A				1.77%
Actual	$1,000.00	$1,034.00	$8.98
Hypothetical (5% return before expenses)	1,000.00	1,016.24	8.90
Class L				2.27%
Actual	1,000.00	1,031.40	11.50
Hypothetical (5% return before expenses)	1,000.00	1,013.72	11.40
Institutional Class				1.27%
Actual	1,000.00	1,036.60	6.45
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.39

Growth Fund
Class A				1.44%
Actual	1,000.00	1,048.10	7.43
Hypothetical (5% return before expenses)	1,000.00	1,017.90	7.24
Class L				2.44%
Actual	1,000.00	1,045.00	12.44
Hypothetical (5% return before expenses)	1,000.00	1,012.87	12.24
Institutional Class				1.44%
Actual	1,000.00	1,047.80	7.35
Hypothetical (5% return before expenses)	1,000.00	1,017.90	7.24

Multi-Asset Income Fund
Class A				1.13%
Actual	1,000.00	1,046.50	5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.46	5.69
Class L				1.63%
Actual	1,000.00	1,046.00	8.31
Hypothetical (5% return before expenses)	1,000.00	1,016.94	8.20
Institutional Class				0.63%
Actual	1,000.00	1,048.40	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.97	3.18
Class C				1.63%
Actual	1,000.00	1,044.60	3.97
Hypothetical (5% return before expenses)	1,000.00	1,016.94	3.92

Short Term Bond Fund
Class A				1.20%
Actual	1,000.00	1,020.80	6.05
Hypothetical (5% return before expenses)	1,000.00	1,019.10	6.04
Class L				2.20%
Actual	1,000.00	1,012.90	1104
Hypothetical (5% return before expenses)	1,000.00	1,014.08	11.05
Institutional Class				1.20%
Actual	1,000.00	1,008.90	6.01
Hypothetical (5% return before expenses)	1,000.00	1,019.10	6.04

MasterAllocation Fund
Class A				1.44%
Actual	1,000.00	1,037.20	7.31
Hypothetical (5% return before expenses)	1,000.00	1,017.90	7.24
Class L				1.94%
Actual	1,000.00	1,034.90	9.84
Hypothetical (5% return before expenses)	1,000.00	1,015.38	9.75

	Beginning Account Value	Ending Account Value 1/31/2017	Expenses Paid * During the Period	Annualized Expense Ratio
Institutional Class				0.94%
Actual	$1,000.00	$1,040.10	$4.78
Hypothetical (5% return before expenses)	1,000.00	1,020.41	4.73

*	The dollar amounts shown as “Expenses Paid” are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 366 (to reflect the one-half year period).

Other Information

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The filed forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

TRUSTEES AND OFFICERS

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

David D. Basten Age 66	President and Trustee	Since 1985	All (consisting of seven portfolios)	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services). He is the father of David M. Basten.

David M. Basten Age 39	Vice-President, Assistant Secretary and Trustee	Since 2008	All (consisting of seven portfolios)	Portfolio Manager, Yorktown Management & Research Company, Inc.. He is the son of David D. Basten.

Mark A. Borel Age 64	Trustee	Since 1985	All (consisting of seven portfolios)	President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); President, Humble, LLC (real estate); Member/Manager, Humble II, LLC (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International, LLC (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbor’s Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, A & K - BO, LLC (real estate); Partner, TABO International, LLC (real estate); Partner, Braxton Park, LLC (real estate); Partner, BOJAM, LLC (commercial real estate); Partner, New London Development Company (real estate); Partner, Lake Group, LLC (real estate); Member/Manager, Bootleggers Lynchburg, LLC (Restaurant)

Stephen B. Cox Age 68	Trustee	Since 1995	All (consisting of seven portfolios)	Retired

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

G. Edgar Dawson III Age 60	Trustee	Since 1995	All (consisting of seven portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).

Wayne C. Johnson Age 64	Trustee	Since 1988	All (consisting of seven portfolios)	Retired; Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).

David D. Jones Age 59	Secretary/Chief Compliance Officer	Since 2008	All (consisting of seven portfolios)	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm)

Charles D. Foster Age 56	Chief Financial Officer	Since 1988	All (consisting of seven portfolios)	Chief Financial Officer, Yorktown Management & Research Company, Inc.

M. Dennis Stratton Age 54	Controller	Since 1989	All (consisting of seven portfolios)	Controller, Yorktown Management & Research Company, Inc.

(*)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS

IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST

BY CALLING 1-800-544-6060.

SHAREHOLDER SERVICES

API Funds

P.O. Box 46707

Cincinnati, OH 45246-0707

(888) 933-8274

For Overnight Deliveries:

API Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246

EXECUTIVE OFFICES

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is submitted for the general

information of the shareholders of the Trust.

The report is not authorized for distribution to

prospective investors in the Trust unless preceded

or accompanied by an effective Prospectus.

www.apifunds.com

YORKTOWN SMALL CAP FUND

YORKTOWN MID CAP FUND

ANNUAL REPORT DATED JANUARY 31, 2017

API Multi-Asset Income Fund

API Short Term Bond Fund

API Capital Income Fund

API Growth Fund

API Master Allocation Fund

Yorktown Mid Cap Fund

Yorktown Small Cap Fund

Dear Fellow Shareholders,

We are pleased to provide you with this annual report which provides our perspective on the past year in the markets, the performance of our funds and our outlook for the year ahead. As you will see, our time-honored investment process, grounded in financial science, backed by disciplined analysis and nimble execution, served our investors well in 2016. In the year ahead, we will continue to implement focused, structured and highly disciplined strategies built on our commitment to super-diversification, rigorous analysis and always looking at investments with a long-term owner’s perspective.

2016 IN REVIEW

Uncertainty surrounding the US election, the Post-Brexit fate of the European Union, likely Fed rate increases and a shaky rise in oil prices, kept US markets in a holding pattern for much of the year. These concerns were swept aside as the shocking result of our presidential election sent markets into a dramatic overnight swoon and then on a furious rampage to record setting highs. Interestingly, many investors moved away from equities and into fixed income just ahead of and immediately following the election, putting them firmly on the wrong side of both investments and demonstrating once again the importance of committing to a long-term investment strategy built on well diversified portfolios.

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All major market indexes appeared positive for the calendar year 2016. The solid gains of 2016 were buoyed by a post-election rally that was led by the S&P Small Cap index which rose 24.7% followed by double digit performance in the S&P Mid Cap Index of 18.7% and finally larger caps with the Dow Jones Industrial Average Index with 13.4% and the S&P 500 Index fell just short of double digits with 9.4%

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Ever since the Presidential election, markets have focused on the potential for fiscal policy – tax cuts and spending increases- to boost the American economy. The possibility of a rate rise from the Federal Reserve will increase if inflation rises above the headline rate of 2%. The core rate is forecast to be stable at 1.7%. The unemployment rate is 4.8% and wage growth edged higher to 3.2%, and we believe these growth rates are acceptable and heading in the right direction.

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Interest rates have risen modestly since the election, but we are concerned that a big rise in bond yields would be very dangerous for the economy, which still has high levels of debt, particularly if mortgages rise sharply.

The U.S. Economy: The U.S. economy expanded at a slower pace in the fourth quarter, as previously reported, and appeared to remain on a moderate growth path as President Donald Trump took office with a promise to reinvigorate manufacturing and protect jobs. President Trump has pledged to boost annual economic growth to 4% through a mix of infrastructure spending, sweeping tax cuts and deregulation. Additionally, continued declines in U.S. unemployment and lower gas prices helped to stimulate consumer spending.

Interest Rates: US Treasury yields were, for the most part, range-bound from the beginning of the fiscal year (February 1, 2016) until November. Early July marked the lows in yields when the 10 year hit 1.37% and the 2 year hit 0.56%. Corporate bond holders need only look at energy-related issues as an example of the myriad concerns that plagued the market as the year began. By year end, however, a more rational market had returned and the very sectors that had caused the greatest

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concern finished among the year’s best performers. As a result of mildly positive early fourth quarter economic data, market sentiment began to coalesce around the expectation that the Federal Reserve would be able to raise interest rates 25 basis points before year end. After the November 7 election, however, market sentiment rallied around the new administration’s promise to adopt pro-growth fiscal policies rather than the emergency monetary policies that dominated the last eight years. After the widely expected 25 basis point increase to the federal funds rate in December, the Federal Open Market Committee (FOMC) increased the forecasted number of rate increases in 2017 from two (announced just a few months ago) to three. As we enter the next fiscal year we will see if the economy, policy changes and investor expectations will result in further changes to the curve, spreads, and real rates.

The Global Economy: One year ago, the world economy seemed hopelessly trapped in a cycle of low growth and inflation. Debt and equity markets recoiled at the mere possibility that the Federal Reserve would raise interest rates. The U.S. elections heightened the possibility of financial market chaos. Now, interest rates and inflation forecasts have risen substantially from last winter’s lows. Financial markets are now shrugging off and even rallying at the possibility of imminent Federal rate increases. The broader mix of Global Markets and economic data are showing strength, but not without apprehension. With each step forward, however, there can be no assurance that the pattern will continue. As long as long term interest rates remain low, economic growth should trend positive net of inflation.

OUR FUNDS

Income Funds

Multi-Asset Income Fund

For the fiscal year ended January 31 2017 the Multi-Asset Income Fund’s Class L Shares (AFFIX) had a total return of 21.71% vs. a total return of 4.20% for the Dow Jones Conservative Relative Risk Index over the same period. The Fund’s performance during the year was enhanced by its diversified investments in BDCs, Fixed Income and REITs. The Fund also benefited from a timely shift to equities and a greater focus on total return after the 3rd quarter. An underweighting of equities was a drag on the portfolio for much of the fiscal year until after the November elections.

Short Term Bond Fund

For the fiscal year ended January 31, 2017, the Short Term Bond Fund’s Class L Shares (AFMMX) had a total return of 5.58% vs. a total return of 1.46% for the Bloomberg Barclays U.S. Aggregate Index over the same period. The Fund’s performance during the year was enhanced by its investments in front end bonds, asset heavy bonds, high coupon and callable bonds. Energy-related concerns, that plagued the market as the year began, settled down. By year end, a more rational market had returned and the very issues that had caused the greatest concern finished 2016 among the year’s best performers. The Fund owed some of its performance throughout the year to security selection and, most recently, to floating rate notes, fixed-to-float hybrids and corporate bonds with better spread/yield. Meanwhile, benchmark returns faltered as a result of larger positions in treasuries and the tight spread from large index paper that incurred more interest rate risk after the election.

EQUITY FUNDS

API Capital Income Fund

API Growth Fund

API Master Allocation Fund

Yorktown Mid Cap Fund

Yorktown Small Cap Fund

For the fiscal year ended January 31, 2017, the Class L shares for the Capital Income Fund (AFDDX) had a total return of 14.42%; Growth Fund (APITX) had a total return of 15.69; and the Master Allocation Fund (APILX) had a total return of

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14.29 vs. a total return of 17.81% for the MSCI World Free GTR Index over the same period. The performance of these Funds during the year was enhanced by their investments in large mega stocks and, conversely, hurt by their investments in mid and small cap stocks. In fact, the primary reason these Funds underperformed their benchmark index for the fiscal year was that the portfolios equally weight small, mid and large market caps while the market cap weighting of the index favors mega cap stocks. The MSCI index contains the top ten constituents that make up 9.9% of the index. Our strategy has historically worked well, or tends to work well when total market breadth is spread between all market capitalizations, or small and/or mid-cap outperform large capitalizations.

The Yorktown Mid Cap Fund’s Class L shares (YWBLX) had a total return of 6.01% versus a total return of 12.13% for the Russell Mid Cap Index since the Fund commenced operations on May 10, 2016. For the period beginning May 10, 2016 and ending January 31, 2016, equity markets were generally positive however there were significant variances in the market by sector. From a factor perspective, the performance of growth stocks versus value stocks oscillated during this time period, with investors typically favoring growth stocks at the end of our January fiscal year. Economic developments were mixed, yet they were generally more positive than negative. The U.S. election process was unpredictable and caused some short-term volatility. Within the benchmark, Materials and Information Technology were the leading sectors, while the Energy and Consumer Discretionary sectors lagged.

The Yorktown Small Cap Fund’s Class L shares (YOVLX) had a total return of 19.30% versus a total return of 26.95% for the Russell 2000 Value Index since the Fund commenced operations on May 9, 2016. The Small Cap Fund, which closely resembles the allocation of the Russell 2000 Value Index, underperformed during this period due to the fact that it was underweighted in the financial sector just after the election when the market staged a dramatic recovery during the 4th quarter of 2016.

Protecting Your Financial Future. We firmly believe that, in addition to your active involvement in the investment process, a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors can provide professional expertise, as well as an understanding of the market’s history and factors such as long-term returns and the volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance. Please contact your financial advisor if you have any questions about the contents of this report.

On behalf of API Funds and Portfolios, I would like to thank you for your continued support and confidence in our products. We value the trust you have placed in us and look forward to continuing to serve you and your financial advisor in the future.

Sincerely,

David D. Basten
Founder & Chief Executive Officer
API Funds and Portfolios

Investing involves risk, including loss of principal. Diversification does not ensure a profit or guarantee against loss. High yield securities are subject to greater levels of interest rate, credit and liquidity risk. BDCs have significant market, credit and liquidity risks. In general, as prevailing interest rates rise, fixed income securities prices will fall.

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You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-544-6060. The Performance quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Distributed by Unified Financial Securities, LLC. (Member FINRA)

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YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Shares	Value
COMMON STOCKS — 94.19%
Consumer Discretionary — 8.81%
1-800-Flowers.com, Inc., Class A*	500	$4,500
AMC Entertainment Holdings, Inc., Class A	1,990	67,162
American Public Education, Inc.*	240	5,832
America’s Car-Mart, Inc.*	200	8,390
Apollo Education Group, Inc.*	1,840	18,382
Ballantyne Strong, Inc.*	600	4,350
Barnes & Noble Education, Inc.*	400	4,020
Beasley Broadcast Group, Inc., Class A	830	6,225
Beazer Homes USA, Inc.*	700	9,982
Belmond Ltd., Class A*	1,800	24,930
Big 5 Sporting Goods Corp.	1,600	24,640
Black Diamond, Inc.*	600	3,360
Blue Nile, Inc.*	200	8,142
Boot Barn Holdings, Inc.*	300	3,255
Bridgepoint Education, Inc.*	1,100	11,704
Caesars Acquisition Co., Class A*	4,640	69,600
Caesars Entertainment Corp.*	2,000	17,900
Capella Education Co.	100	8,550
Career Education Corp.*	1,060	10,356
Cavco Industries, Inc.*	90	8,843
Century Communities, Inc.*	200	4,550
Chegg, Inc.*	700	5,033
Citi Trends, Inc.	300	4,815
Cooper Tire & Rubber Co.	600	21,750
Cooper-Standard Holding, Inc.*	610	64,221
Culp, Inc.	200	6,440
Dana, Inc.	900	18,126
Deckers Outdoor Corp.*	200	11,520
Del Taco Restaurants, Inc.*	600	8,184
Denny’s Corp.*	1,280	15,578
DeVry Education Group, Inc.	2,120	71,020
E.W. Scripps Co./The, Class A*	900	17,532
Eldorado Resorts, Inc.*	440	6,820
Entercom Communications Corp., Class A	1,250	17,750
Fiesta Restaurant Group, Inc.*	300	7,890
Finish Line, Inc./The, Class A	300	5,160
Flexsteel Industries, Inc.	100	5,086
Fox Factory Holding Corp.*	600	15,540
Francesca’s Holdings Corp.*	400	6,976
Fred’s, Inc., Class A	600	8,742
Full House Resorts, Inc.*	1,700	3,876
Gaia, Inc.*	570	4,959
Golden Entertainment, Inc.*	200	2,204
Grand Canyon Education, Inc.*	300	17,694
Group 1 Automotive, Inc.	280	22,621
Guess?, Inc.	400	5,108
Hooker Furniture Corp.	400	13,280
Horizon Global Corp.*	300	5,871
Hovnanian Enterprises, Inc., Class A*	4,700	11,139
ILG, Inc.*	700	13,265
Installed Building Products, Inc.*	280	11,452
Intrawest Resorts Holdings, Inc.*	1,600	32,976
iRobot Corp.*	200	12,112
Isle of Capri Casinos, Inc.*	800	19,048
Jack in the Box, Inc.	100	10,792
Johnson Outdoors, Inc., Class A	350	12,068
K12, Inc.*	1,400	27,902
KB Home	800	13,104
La Quinta Holdings, Inc.*	900	12,717
LCI Industries	830	91,092
Liberty Media Corp-Liberty Media, Class A*	200	5,796
Lifetime Brands, Inc.	500	7,475
Lumber Liquidators Holdings, Inc.*	300	4,698
M.D.C. Holdings, Inc.	420	11,357
M/I Homes, Inc.*	300	7,542
Malibu Boats, Inc., Class A*	300	5,568
Marcus Corp./The	400	11,860
Marine Products Corp.	1,050	11,981
Marriott Vacations Worldwide Corp.	300	25,944
Meredith Corp.	660	40,458
Modine Manufacturing Co.*	500	6,800
Movado Group, Inc.	300	8,145
Murphy USA, Inc.	190	12,103
NACCO Industries, Inc., Class A	200	14,750
New York & Co., Inc.*	1,800	3,906
New York Times Co./The, Class A	900	12,150
Nutrisystem, Inc.	200	6,610
Office Depot, Inc.	6,900	30,705
Perry Ellis International, Inc.*	200	4,718
PetMed Express, Inc.	740	15,681
Pier 1 Imports, Inc.	2,000	14,540
RCI Hospitality Holdings, Inc.	530	9,302
Reading International, Inc., Class A*	830	13,570
Regis Corp.*	600	8,352
RetailMeNot, Inc.*	400	3,620
Saga Communications, Inc., Class A	110	5,533
Salem Media Group, Inc.	300	1,830
Scientific Games Corp., Class A*	500	8,500
Shutterfly, Inc.*	100	5,133
Skyline Corp.*	300	3,141
Sonic Automotive, Inc., Class A	600	14,040
Sotheby’s*	300	11,913
Spartan Motors, Inc.	1,400	11,060
Standard Motor Products, Inc.	810	40,395

5

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Steven Madden Ltd.*	600	$21,120
Superior Industries International, Inc.	610	14,060
Superior Uniform Group, Inc.	400	6,808
Tailored Brands, Inc.	600	12,750
Taylor Morrison Home Corp., Class A*	1,100	21,340
Tilly’s, Inc., Class A*	1,000	13,400
Time, Inc.	1,200	23,100
TopBuild Corp.*	380	14,102
Townsquare Media, Inc., Class A*	200	2,136
TRI Pointe Group, Inc.*	700	8,589
Tronc, Inc.	240	3,182
UCP, Inc., Class A*	400	4,540
Unifi, Inc.*	200	5,378
WCI Communities, Inc.*	300	7,020
Wolverine World Wide, Inc.	300	7,047
ZAGG, Inc.*	2,000	13,400
Zumiez, Inc.*	300	6,015

		1,569,299

Consumer Staples — 1.91%
Andersons, Inc./The	600	22,650
Avon Products, Inc.*	2,600	15,262
Central Garden & Pet Co., Class A*	1,100	33,858
Central Garden & Pet Co.*	1,630	53,545
Darling Ingredients, Inc.*	1,660	19,920
Fresh Del Monte Produce, Inc.	800	45,800
Ingles Markets, Inc., Class A	400	18,100
John B. Sanfilippo & Son, Inc.	100	6,579
Landec Corp.*	500	6,300
MGP Ingredients, Inc.	310	13,141
Nature’s Sunshine Products, Inc.	500	6,375
Omega Protein Corp.*	800	19,960
SpartanNash Co.	500	18,930
Synutra International, Inc.*	900	5,220
United Natural Foods, Inc.*	500	22,850
Village Super Market, Inc., Class A	100	3,029
Weis Markets, Inc.	500	29,720

		341,239

Energy — 8.75%
Abraxas Petroleum Corp.*	7,120	17,586
Alon USA Energy, Inc.	3,500	39,410
Approach Resources, Inc.*	2,600	8,450
Archrock, Inc.	3,200	46,720
Atwood Oceanics, Inc.*	1,000	12,160
Bristow Group, Inc.	2,300	40,618
California Resources Corp.*	800	17,136
Callon Petroleum Co.	4,300	65,704
CARBO Ceramics, Inc.*	1,000	14,200
Clayton Williams Energy, Inc.*	450	65,452
Consol Energy, Inc.*	800	13,552
CVR Energy, Inc.	900	19,989
Dawson Geophysical Co.*	650	5,148
Delek US Holdings, Inc.	2,600	58,240
ENGlobal Corp.*	1,900	5,282
EP Energy Corp., Class A*	1,600	8,384
Era Group, Inc.*	1,200	18,792
Evolution Petroleum Corp.	1,100	9,570
Exterran Corp.*	400	12,408
Fairmount Santrol Holdings, Inc.*	1,800	22,536
Forum Energy Technologies, Inc.*	2,220	48,174
GasLog Ltd.	600	10,020
Geospace Technologies Corp.*	300	7,002
Golar LNG Ltd.	1,600	41,376
Green Plains, Inc.	700	15,750
Gulf Island Fabrication, Inc.	900	12,510
Hallador Energy Co.	1,300	12,220
Helix Energy Solutions Group, Inc.*	2,050	17,384
Hornbeck Offshore Services, Inc.*	1,300	9,425
Jones Energy, Inc., Class A*	1,200	5,340
Kosmos Energy Ltd.*	2,700	17,658
Laredo Petroleum, Inc.*	500	6,775
McDermott International, Inc.*	7,100	57,510
Nabors Industries Ltd.	2,100	34,125
Natural Gas Services Group, Inc.*	500	14,350
Newpark Resources, Inc.*	2,300	17,365
Northern Oil and Gas, Inc.*	1,400	5,040
Oasis Petroleum, Inc.*	5,074	71,746
Oceaneering International, Inc.	900	25,065
Oil States International, Inc.*	700	27,650
Overseas Shipholding Group, Inc., Class A	1,200	5,892
Pacific Ethanol, Inc.*	1,270	9,017
Parker Drilling Co.*	3,315	8,453
Patterson-UTI Energy, Inc.	1,200	33,648
Pioneer Energy Services Corp.*	5,000	31,500
REX American Resources Corp.*	300	24,909
Rice Energy, Inc.*	500	9,915
RigNet, Inc.*	700	13,825
Ring Energy, Inc.*	680	8,976
RSP Permian, Inc.*	1,560	66,394
Sanchez Energy Corp.*	1,500	19,890
Scorpio Tankers, Inc.	1,100	4,213
SEACOR Holdings, Inc.*	700	51,499
Seadrill Ltd.*	5,900	11,033
SemGroup Corp., Class A	1,250	49,625
Ship Finance International Ltd.	500	7,500
SM Energy Co.	200	6,102

6

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Superior Energy Services, Inc.*	410	$7,245
Teekay Corp.	800	8,040
Tsakos Energy Navigation Ltd.	1,400	6,622
U.S. Silica Holdings, Inc.	700	41,398
Unit Corp.*	1,660	43,160
VAALCO Energy, Inc.*	3,400	3,978
W&T Offshore, Inc.*	1,400	4,060
Western Refining, Inc.	1,200	42,012
Westmoreland Coal Co.*	300	5,445
Whiting Petroleum Corp.*	1,400	15,526
Willbros Group, Inc.*	1,800	5,454
WPX Energy, Inc.*	4,000	55,720

		1,558,873

Financials — 25.96%
1st Source Corp.	190	8,571
ACNB Corp.	200	6,000
AG Mortgage Investment Trust, Inc.	500	8,760
Allegiance Bancshares, Inc.*	750	24,337
Altisource Residential Corp.*	1,400	16,996
A-Mark Precious Metals, Inc.	300	5,691
Ambac Financial Group, Inc.*	900	18,828
American Equity Investment Life Holding Co.	2,200	51,920
American National Bankshares, Inc.	100	3,550
Ameris Bancorp	680	30,668
AMERISAFE, Inc.	380	23,959
Argo Group International Holdings Ltd.	400	25,580
Arlington Asset Investment Corp., Class A	300	4,491
Arrow Financial Corp.	233	8,225
Baldwin & Lyons, Inc., Class B	300	7,200
Banc of California, Inc.	230	3,634
Banco Latinoamericano de Comercio Exterior SA, Class E	590	16,048
BancorpSouth, Inc.	1,200	35,640
Bank of Marin Bancorp	100	6,720
Bank of the Ozarks, Inc.	200	10,974
Bankwell Financial Group, Inc.	760	22,276
Bar Harbor Bankshares	99	4,307
Beneficial Bancorp, Inc.	800	14,280
Berkshire Hills Bancorp, Inc.	400	14,160
Blue Hills Bancorp, Inc.	400	7,600
BNC Bancorp	951	33,523
BofI Holding, Inc.*	1,100	32,450
BOK Financial Corp.	400	32,896
Bridge Bancorp, Inc.	170	6,146
Bryn Mawr Bank Corp.	590	23,629
C&F Financial Corp.	100	4,335
Camden National Corp.	300	12,444
Capital City Bank Group, Inc.	300	6,207
Carolina Bank Holdings, Inc.*	100	2,770
Carolina Financial Corp.	430	12,878
Cascade Bancorp*	350	2,790
CenterState Banks, Inc.	540	13,171
Central Valley Community Bancorp	950	19,218
Charter Financial Corp.	300	5,154
Chemical Financial Corp.	788	38,951
Cherry Hill Mortgage Investment Corp.	400	7,160
Citizens, Inc.*	800	7,408
City Holding Co.	300	19,527
CNB Financial Corp.	200	4,692
CNO Financial Group, Inc.	1,300	24,583
Codorus Valley Bancorp, Inc.	100	2,567
Columbia Banking System, Inc.	900	35,784
Community Bank System, Inc.	510	29,764
ConnectOne Bancorp, Inc.	400	9,880
Consumer Portfolio Services, Inc.*	2,400	11,472
Cowen Group, Inc., Class A*	475	7,125
CU Bancorp*	300	10,875
Cullen/Frost Bankers, Inc.	500	44,700
Customers Bancorp, Inc.*	400	13,784
CVB Financial Corp.	1,200	27,048
Eagle Bancorp, Inc.*	80	4,900
Eastern Virginia Bankshares, Inc.	460	4,600
Employers Holdings, Inc.	970	35,356
Encore Capital Group, Inc.*	300	9,285
Enova International, Inc.*	900	12,690
Enterprise Bancorp, Inc.	300	10,083
Enterprise Financial Services Corp.	440	18,326
ESSA Bancorp, Inc.	700	11,081
Evans Bancorp, Inc.	200	7,380
EverBank Financial Corp.	1,200	23,316
EZCORP, Inc., Class A*	700	6,930
F.N.B. Corp.	1,600	23,904
Farmers Capital Bank Corp.	80	2,972
Farmers National Banc Corp.	400	5,040
FCB Financial Holdings, Inc., Class A*	330	15,493
Federal Agricultural Mortgage Corp., Class C	300	16,698
Federated National Holding Co.	190	3,485
Fidelity Southern Corp.	700	16,275
Financial Engines, Inc.	400	15,420
Financial Institutions, Inc.	170	5,602
First Bancorp	430	12,586
First BanCorp. (Puerto Rico)*	7,170	48,182
First Bancorp, Inc./The	320	8,640
First Citizens BancShares, Inc., Class A	100	36,674
First Commonwealth Financial Corp.	2,100	29,652
First Community Bancshares, Inc.	630	18,333

7

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
First Connecticut Bancorp, Inc.	190	$4,304
First Defiance Financial Corp.	600	29,076
First Financial Bancorp	1,340	36,917
First Financial Bankshares, Inc.	600	25,590
First Merchants Corp.	800	30,664
First Mid-Illinois Bancshares, Inc.	371	11,690
First Midwest Bancorp, Inc.	1,800	43,704
First of Long Island Corp./The	225	6,098
First United Corp.*	700	10,010
First US Bancshares, Inc.	500	5,620
FirstCash, Inc.	400	17,080
Flushing Financial Corp.	200	5,440
FNFV Group*	1,410	18,330
Franklin Financial Network, Inc.*	360	13,878
Fulton Financial Corp.	2,900	52,780
GAIN Capital Holdings, Inc.	1,900	14,269
Genworth Financial, Inc., Class A*	2,400	8,064
German American Bancorp, Inc.	300	14,397
Glacier Bancorp, Inc.	1,200	42,636
Great Southern Bancorp, Inc.	300	15,015
Great Western Bancorp, Inc.	1,910	81,652
Green Bancorp, Inc.*	500	8,575
Green Dot Corp.*	620	16,616
Greenhill & Co., Inc.	500	14,775
Greenlight Capital Re, Ltd., Class A*	700	15,820
Guaranty Bancorp	300	7,260
Hallmark Financial Services, Inc.*	300	3,282
Hancock Holding Co.	1,800	82,530
Hanmi Financial Corp.	800	26,520
Hanover Insurance Group, Inc.	400	33,576
HCI Group, Inc.	500	20,680
Health Insurance Innovations, Inc.*	1,200	22,920
Heartland Financial USA, Inc.	200	9,360
Heritage Commerce Corp.	590	8,284
Heritage Financial Corp.	500	12,750
Heritage Insurance Holdings, Inc.	1,600	22,688
Heritage Oaks Bancorp	1,200	16,248
Hilltop Holdings, Inc.	800	21,904
Home BancShares, Inc.	840	22,630
HomeTrust Bancshares, Inc.*	230	5,693
Hope Bancorp, Inc.	1,100	23,001
Horizon Bancorp	200	5,126
Huntington Bancshares, Inc.	3,405	46,070
IBERIABANK Corp.	1,000	82,150
Independence Holding Co.	400	7,960
Independent Bank Corp.	500	31,175
Independent Bank Group, Inc.	100	6,215
International Bancshares Corp.	1,300	48,230
INTL. FCStone, Inc.*	500	18,440
KCG Holdings, Inc., Class A*	1,560	21,793
Kemper Corp.	300	12,960
Ladder Capital Corp.	1,033	14,003
Lakeland Bancorp, Inc.	1,000	18,550
Lakeland Financial Corp.	500	22,210
LegacyTexas Financial Group, Inc.	700	28,924
LendingClub Corp.*	1,600	9,872
LendingTree, Inc.*	150	16,785
LPL Financial Holdings, Inc.	500	19,650
Macatawa Bank Corp.	1,230	12,571
Maiden Holdings Ltd.	2,100	37,275
Marlin Business Services Corp.	200	4,590
MB Financial, Inc.	890	39,632
MBIA, Inc.*	1,600	16,320
Medley Management, Inc., Class A	500	4,725
Mercantile Bank Corp.	200	6,460
Merchants Bancshares, Inc.	300	15,300
Meta Financial Group, Inc.	300	26,355
MGIC Investment Corp.*	4,700	50,055
Middleburg Financial Corp.	240	8,242
MidSouth Bancorp, Inc.	370	5,347
MutualFirst Financial, Inc.	270	8,438
National Bankshares, Inc.	80	3,484
National Commerce Corp.*	200	7,500
National General Holdings Corp.	300	7,347
National Western Life Group, Inc., Class A	130	38,109
Nationstar Mortgage Holdings, Inc.*	3,640	66,030
NBT Bancorp, Inc.	520	21,185
Nelnet, Inc., Class A	600	29,418
Nicholas Financial, Inc.*	400	4,400
Nicolet Bankshares, Inc.*	100	4,847
NMI Holdings, Inc., Class A*	2,400	25,920
Northrim Bancorp, Inc.	240	6,780
OceanFirst Financial Corp.	483	13,722
Ocwen Financial Corp.*	6,700	35,309
OFG Bancorp	2,300	30,475
Old National Bancorp	2,000	35,500
Old Second Bancorp, Inc.	1,140	12,312
OneBeacon Insurance Group Ltd., Class A	1,200	19,476
Orrstown Financial Services, Inc.	220	4,829
Pacific Premier Bancorp, Inc.*	260	10,231
Park Sterling Corp.	1,200	14,040
Parke Bancorp, Inc.	250	4,900
Peapack-Gladstone Financial Corp.	300	9,062
People’s Utah Bancorp	300	7,575
Pinnacle Financial Partners, Inc.	800	53,480
Piper Jaffray Co., Inc.*	400	28,200

8

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Porter Bancorp, Inc.*	220	$2,424
PRA Group, Inc.*	900	35,820
Preferred Bank	440	24,380
Primerica, Inc.	170	12,826
Prosperity Bancshares, Inc.	600	43,578
QCR Holdings, Inc.	520	21,814
Radian Group, Inc.	1,500	27,600
Redwood Trust, Inc.	1,600	24,800
Regional Management Corp.*	400	10,004
Renasant Corp.	300	11,940
Republic Bancorp, Inc., Class A	120	4,158
Riverview Bancorp, Inc.	1,200	9,204
S&T Bancorp, Inc.	800	30,096
Seacoast Banking Corp. of Florida, Class A*	400	8,712
ServisFirst Bancshares, Inc.	920	36,837
Sierra Bancorp	600	16,056
Simmons First National Corp., Class A	300	18,045
Southern First Bancshares, Inc.*	230	8,142
Southside Bancshares, Inc.	934	31,905
State Bank Financial Corp.	500	13,220
State National Companies, Inc.	600	8,256
Sterling Bancorp	2,530	60,340
Stewart Information Services Corp.	400	17,472
Stifel Financial Corp.*	1,100	55,363
Stock Yards Bancorp, Inc.	455	20,384
Stonegate Mortgage Corp.*	900	6,975
Summit Financial Group, Inc.	290	7,584
Texas Capital Bancshares, Inc.*	1,000	82,500
Third Point Reinsurance Ltd.*	900	10,305
Tompkins Financial Corp.	170	15,393
TowneBank	1,203	38,737
Trico Bancshares	270	9,955
TriState Capital Holdings, Inc.*	500	11,100
Triumph Bancorp, Inc.*	400	10,820
Trupanion, Inc.*	420	6,716
Trustmark Corp.	1,000	33,620
UMB Financial Corp.	600	46,284
Union Bankshares Corp.	540	19,850
United Bancorp, Inc.	190	2,375
United Bankshares, Inc.	600	26,880
United Community Banks, Inc.	1,300	36,569
United Community Financial Corp.	800	6,808
Universal Insurance Holdings, Inc.	1,500	39,225
Veritex Holdings, Inc.*	600	16,296
Virtus Investment Partners, Inc.	100	10,900
Walker & Dunlop, Inc.*	600	18,846
Washington Trust Bancorp, Inc.	200	10,900
Waterstone Financial, Inc.	700	12,670
Webster Financial Corp.	2,000	105,040
WesBanco, Inc.	183	7,595
Westamerica Bancorp	600	34,050
Wintrust Financial Corp.	1,180	84,488
WisdomTree Investments, Inc.	700	7,210
World Acceptance Corp.*	200	9,814
WSFS Financial Corp.	200	9,060
Yadkin Financial Corp.	700	22,400

		4,622,470

Health Care — 3.47%
Achaogen, Inc.*	900	14,535
Addus HomeCare Corp.*	300	10,245
Almost Family, Inc.*	70	3,308
AMAG Pharmaceuticals, Inc.*	400	9,640
AngioDynamics, Inc.*	720	11,588
Antares Pharma, Inc.*	3,800	8,360
Ardelyx, Inc.*	300	3,600
Array BioPharma, Inc.*	1,600	17,392
Assembly Biosciences, Inc.*	500	9,285
BioCryst Pharmaceuticals, Inc.*	900	5,670
BioSpecifics Technologies Corp.*	100	5,129
Bluebird Bio, Inc.*	90	6,705
Cara Therapeutics, Inc.*	500	7,660
Castlight Health, Inc., Class B*	1,300	4,030
ConforMIS, Inc.*	700	5,810
Cross Country Healthcare, Inc.*	680	9,840
CryoLife, Inc.	1,170	22,230
Cumberland Pharmaceuticals, Inc.*	600	3,696
Cutera, Inc.*	500	9,250
Enanta Pharmaceuticals, Inc.*	400	13,250
Ensign Group, Inc./The	500	10,170
Esperion Therapeutics, Inc.*	400	4,848
Exactech, Inc.*	220	5,423
Exelixis, Inc.*	2,300	41,676
Five Prime Therapeutics, Inc.*	100	4,581
Genesis Healthcare, Inc.*	5,900	24,249
GenMark Diagnostics, Inc.*	800	9,704
Harvard Bioscience, Inc.*	1,700	5,100
HealthEquity, Inc.*	300	13,875
Heska Corp.*	390	31,052
Inovalon Holdings, Inc., Class A*	900	10,395
Integer Holdings Corp.*	400	12,960
Integra LifeSciences Holdings Corp.*	240	10,015
K2M Group Holdings, Inc.*	500	10,160
Karyopharm Therapeutics, Inc.*	900	9,315
Landauer, Inc.	110	5,649
Lantheus Holdings, Inc.*	300	2,550
LHC Group, Inc.*	350	17,545

9

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Madrigal Pharmaceuticals, Inc.*	300	$4,584
Magellan Health, Inc.*	200	14,990
Minerva Neurosciences, Inc.*	200	2,120
Misonix, Inc.*	500	5,300
Momenta Pharmaceuticals, Inc.*	800	15,120
National Healthcare Corp.	200	14,970
PharMerica Corp.*	800	19,840
REGENXBIO, Inc.*	100	1,850
Retrophin, Inc.*	200	3,924
SciClone Pharmaceuticals, Inc.*	590	5,989
Select Medical Holdings Corp.*	1,800	22,410
Surmodics, Inc.*	240	5,808
Tivity Health, Inc.*	620	15,903
Universal American Corp.*	800	7,952
US Physical Therapy, Inc.	450	31,567
Vanda Pharmaceuticals, Inc.*	300	4,245
Wright Medical Group N.V.*	900	22,662
Zogenix, Inc.*	400	3,220
Zynerba Pharmaceuticals, Inc.*	300	5,172

		618,116

Industrials — 15.88%
AAR Corp.	1,100	35,189
Acacia Research Corp.*	1,000	5,850
Acco Brands Corp.*	2,300	29,325
Air Lease Corp.	600	21,828
Air Transport Services Group, Inc.*	600	9,678
Aircastle Ltd.	600	13,380
Alamo Group, Inc.	300	22,689
Allied Motion Technologies, Inc.	150	3,306
Ameresco, Inc., Class A*	1,400	7,280
American Railcar Industries, Inc.	300	13,362
Apogee Enterprises, Inc.	200	11,416
ArcBest Corp.	600	18,960
Argan, Inc.	200	14,750
Arotech Corp.*	1,900	7,695
Astec Industries, Inc.	340	23,793
Astronics Corp., Class B*	400	13,124
Atlas Air Worldwide Holdings, Inc.	1,110	58,552
Avis Budget Group, Inc.	600	22,332
Barrett Business Services, Inc.	200	12,022
Blue Bird Corp.*	300	5,055
BMC Stock Holdings, Inc.*	1,660	31,042
CAI International, Inc.*	1,400	22,596
Casella Waste Systems, Inc., Class A*	1,520	17,571
CDI Corp.*	700	6,020
CECO Environmental Corp.	3,170	41,590
Chart Industries, Inc.*	300	11,637
CIRCOR International, Inc.	450	28,026
Colfax Corp.*	200	7,800
Columbus McKinnon Corp.	200	5,498
Commercial Vehicle Group, Inc.*	1,700	10,132
Copa Holdings SA, Class A	300	29,247
CRA International, Inc.	320	10,634
Curtiss-Wright Corp.	550	53,933
DigitalGlobe, Inc.*	2,140	60,027
DMC Global, Inc.	910	14,514
Douglas Dynamics, Inc.	200	6,760
Ducommun, Inc.*	570	16,889
DXP Enterprises, Inc.*	200	7,564
Encore Wire Corp.	400	16,900
EnerSys	200	15,590
Engility Holdings, Inc.*	800	23,464
Essendant, Inc.	800	16,712
Esterline Technologies Corp.*	600	51,390
Federal Signal Corp.	1,100	17,094
FreightCar America, Inc.	300	4,335
FTI Consulting, Inc.*	660	27,812
GATX Corp.	700	40,474
General Cable Corp.	2,150	43,645
General Finance Corp.*	900	4,815
Gibraltar Industries, Inc.*	1,490	65,411
Global Brass & Copper Holdings, Inc.	630	20,884
Goldfield Corp./The*	930	5,627
Graham Corp.	100	2,222
Granite Construction, Inc.	200	11,226
Great Lakes Dredge & Dock Corp.*	3,100	16,120
Greenbrier Companies, Inc./The	600	26,250
Hardinge, Inc.	800	8,480
Harsco Corp.	2,400	32,040
HC2 Holdings, Inc.*	2,300	15,295
Heidrick & Struggles International, Inc.	400	8,940
Heritage-Crystal Clean, Inc.*	200	2,990
HNI Corp.	300	15,123
Hudson Technologies, Inc.*	600	4,356
Hyster-Yale Materials Handling, Inc., Class A	300	18,456
ICF International, Inc.*	330	17,160
Insperity, Inc.	180	12,870
Insteel Industries, Inc.	200	7,408
Joy Global, Inc.	800	22,496
KBR, Inc.	900	15,309
Kennametal, Inc.	800	28,592
KEYW Holding Corp./The*	2,880	28,829
KLX, Inc.*	500	24,495
Korn/Ferry International	300	8,715
L.B. Foster Co., Class A*	300	4,500
Layne Christensen Co.*	940	9,804

10

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Lydall, Inc.*	610	$37,210
Manitex International, Inc.*	1,300	11,258
Manitowoc Co., Inc.*	960	6,557
MasTec, Inc.*	2,660	99,085
Matson, Inc.	200	7,132
McGrath RentCorp	860	32,921
Mercury Systems, Inc.*	600	20,232
Meritor, Inc.*	1,200	17,316
Miller Industries, Inc.	400	10,600
Moog, Inc., Class A*	400	26,348
MRC Global, Inc.*	2,500	51,375
MSA Safety, Inc.	100	7,135
Multi-Color Corp.	600	46,320
MYR Group, Inc.*	300	11,541
Navigant Consulting, Inc.*	700	17,290
Navistar International Corp.*	1,200	32,724
Neff Corp., Class A*	430	6,751
NL Industries, Inc.*	1,900	11,400
NN, Inc.	200	3,870
Northwest Pipe Co.*	600	11,490
NOW, Inc.*	1,200	25,512
Orion Energy Systems, Inc.*	1,700	3,519
Orion Group Holdings, Inc.*	1,600	16,800
P.A.M. Transportation Services, Inc.*	200	4,662
Park-Ohio Holdings, Corp.	500	22,425
Patrick Industries, Inc.*	200	16,350
Powell Industries, Inc.	410	15,777
Preformed Line Products Co.	100	5,460
Primoris Services Corp.	700	17,374
Quad Graphics, Inc.	1,620	42,428
Radiant Logistics, Inc.*	2,400	8,808
Raven Industries, Inc.	900	22,545
Regal-Beloit Corp.	400	29,040
Roadrunner Transportation Systems, Inc.*	800	6,336
RPX Corp.*	1,500	16,290
Rush Enterprises, Inc., Class A*	1,160	37,990
Saia, Inc.*	600	28,830
Scorpio Bulkers, Inc.*	1,500	10,725
SkyWest, Inc.	1,850	65,490
SPX Corp.*	300	7,485
SPX FLOW, Inc.*	490	17,096
Steelcase, Inc., Class A	500	8,400
Sterling Construction Co., Inc.*	1,500	13,740
Supreme Industries, Inc., Class A	400	7,344
Swift Transportation Co.*	300	6,849
Team, Inc.*	200	6,720
Teledyne Technologies, Inc.*	300	36,861
Terex Corp.	1,200	38,160
Titan International, Inc.	1,200	15,948
TRC Companies, Inc.*	1,000	9,300
TriMas Corp.*	500	10,650
TriNet Group, Inc.*	1,720	43,740
Tutor Perini Corp.*	1,440	42,912
Twin Disc, Inc.*	400	6,656
UniFirst Corp.	200	25,580
Univar, Inc.*	830	24,751
Universal Logistics Holdings, Inc.	500	7,225
Veritiv Corp.*	100	5,605
Viad Corp.	200	8,770
Virco Manufacturing Corp.*	430	1,892
WageWorks, Inc.*	1,050	75,757
Watts Water Technologies, Inc., Class A	200	13,200
WESCO International, Inc.*	300	21,210
West Corp.	700	16,989
Willdan Group, Inc.*	300	8,043
Willis Lease Finance Corp.*	100	2,548
XPO Logistics, Inc.*	1,200	53,688

		2,828,930

Information Technology — 11.05%
3D Systems Corp.	600	9,894
Actua Corp.*	900	12,870
Acxiom Corp.*	500	13,050
Advanced Energy Industries, Inc.*	800	47,072
Advanced Micro Devices, Inc.*	10,700	110,959
Alpha & Omega SemiConductor Ltd.*	1,490	30,321
Ambarella, Inc.*	200	9,922
Amber Road, Inc.*	500	4,425
Amkor Technology, Inc.*	2,600	24,466
Applied Optoelectronics, Inc.*	500	15,380
Aware, Inc.*	820	5,084
Axcelis Technologies, Inc.*	1,000	15,200
AXT, Inc.*	2,960	17,020
Bankrate, Inc.*	800	8,720
Barracuda Networks, Inc.*	400	9,396
Bazaarvoice, Inc.*	1,200	5,640
Bel Fuse, Inc., Class B	280	8,904
Black Box Corp.	300	4,005
Blucora, Inc.*	1,880	28,388
BSQUARE Corp.*	900	5,310
Cabot Microelectronics Corp.	200	13,502
Carbonite, Inc.*	300	5,175
Cass Information Systems, Inc.	100	6,577
Cavium, Inc.*	166	10,991
CEVA, Inc.*	440	15,554
Cirrus Logic, Inc.*	800	48,256
Coherent, Inc.*	200	31,546

11

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Control4 Corp.*	300	$3,234
CTS Corp.	680	14,620
CyberOptics Corp.*	200	7,200
Daktronics, Inc.	600	6,096
Diebold, Inc.	400	10,880
Digi International, Inc.*	470	6,134
Diodes, Inc.*	300	7,467
Ebix, Inc.	640	35,520
EMCORE Corp.*	500	4,500
Entegris, Inc.*	700	13,125
Everi Holdings, Inc.*	1,800	5,310
EVERTEC, Inc.	600	10,230
Exar Corp.*	500	5,125
Fabrinet*	1,110	46,764
Finisar Corp.*	1,500	44,355
GigPeak, Inc.*	2,800	7,224
GSI Technology, Inc.*	1,000	6,110
Hackett Group, Inc.	400	6,500
Harmonic, Inc.*	1,500	7,950
II-VI, Inc.*	600	21,900
Immersion Corp.*	1,000	10,290
Inphi Corp.*	200	9,164
Inseego Corp.*	1,300	4,017
Insight Enterprises, Inc.*	500	18,565
InterDigital, Inc.	200	18,680
Intersil Corp., Class A	1,500	33,645
InvenSense, Inc.*	1,000	12,660
Iteris, Inc.*	1,600	7,728
Itron, Inc.*	300	18,510
Ixia*	600	11,670
Kimball Electronics, Inc.*	500	8,550
Kopin Corp.*	1,100	3,509
Kulicke & Soffa Industries, Inc.*	800	14,064
KVH Industries, Inc.*	800	8,320
Limelight Networks, Inc.*	2,200	4,818
Liquidity Services, Inc.*	1,930	18,817
ManTech International Corp., Class A	860	33,488
MaxLinear, Inc., Class A*	1,030	26,347
MeetMe, Inc.*	830	4,084
Mentor Graphics Corp.	500	18,455
Methode Electronics, Inc.	100	4,205
MicroStrategy, Inc., Class A*	100	20,130
MKS Instruments, Inc.	1,200	79,080
MoneyGram International, Inc.*	1,700	21,590
Nanometrics, Inc.*	580	14,912
NeoPhotonics Corp.*	500	5,475
Net 1 UEPS Technologies, Inc.*	1,400	16,100
NETGEAR, Inc.*	460	26,174
NetScout Systems, Inc.*	1,100	36,630
Oclaro, Inc.*	2,300	22,563
OSI Systems, Inc.*	200	14,934
Park Electrochemical Corp.	400	7,332
PCM, Inc.*	290	6,511
Photronics, Inc.*	3,400	39,100
Plantronics, Inc.	300	16,974
PRGX Global, Inc.*	1,500	8,550
QAD, Inc.	200	5,780
Rogers Corp.*	540	43,173
Rudolph Technologies, Inc.*	600	13,770
Sanmina Corp.*	2,460	95,817
Science Applications International Corp.	100	8,142
ServiceSource International, Inc.*	800	4,240
Sigma Designs, Inc.*	500	3,050
Silver Spring Networks, Inc.*	400	5,112
Sonus Networks, Inc.*	760	4,849
Stamps.com, Inc.*	200	24,310
StarTek, Inc.*	530	4,590
Synchronoss Technologies, Inc.*	180	6,934
SYNNEX Corp.	500	60,090
Tech Data Corp.*	500	42,780
Telenav, Inc.*	700	6,230
Tessera Holding Corp.	200	9,040
TiVo Corp.*	800	15,120
Tremor Video, Inc.*	2,000	4,880
TTM Technologies, Inc.*	1,400	20,762
Ubiquiti Networks, Inc.*	1,150	71,760
Ultra Clean Holdings, Inc.*	500	6,265
Unisys Corp.*	800	10,280
Veeco Instruments, Inc.*	1,000	25,750
Vishay Precision Group, Inc.*	400	6,660
Web.com Group, Inc.*	1,500	28,425
Xcerra Corp.*	1,200	9,096
Zebra Technologies Corp., Class A*	200	16,734

		1,967,151

Materials — 5.80%
A Schulman, Inc.	1,300	44,850
AK Steel Holding Corp.*	2,000	16,160
Allegheny Technologies, Inc.	1,400	30,422
American Vanguard Corp.	300	5,160
Ampco-Pittsburgh Corp.	600	9,030
Calgon Carbon Corp.	900	14,265
Carpenter Technology Corp.	500	20,010
Century Aluminum Co.*	2,600	40,040
Chemours Co./The	2,540	67,107
Chemtura Corp.*	400	13,240
Clearwater Paper Corp.*	110	6,919

12

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Cliffs Natural Resources, Inc.*	3,500	$30,695
Coeur Mining, Inc.*	710	8,272
Eagle Materials, Inc.	170	17,779
Ferroglobe PLC	500	5,255
FormFactor, Inc.*	1,400	17,430
FutureFuel Corp.	1,400	18,186
Greif, Inc., Class A	640	36,851
Hawkins, Inc.	200	10,730
Hecla Mining Co.	7,070	45,531
Huntsman Corp.	700	14,273
Innophos Holdings, Inc.	290	14,106
KapStone Paper and Packaging Corp.	1,610	38,608
KMG Chemicals, Inc.	300	11,058
Koppers Holdings, Inc.*	460	18,607
Kraton Performance Polymers, Inc.*	470	12,624
Kronos Worldwide, Inc.	3,200	42,304
Materion Corp.	500	19,650
Mercer International, Inc.	1,700	20,315
Minerals Technologies, Inc.	680	54,502
Olin Corp.	1,680	44,033
Omnova Solutions, Inc.*	500	4,550
PolyOne Corp.	170	5,799
Rayonier Advanced Materials, Inc.	600	8,142
Ryerson Holding Corp.*	1,140	12,084
Schnitzer Steel Industries, Inc., Class A	500	11,825
Schweitzer-Mauduit International, Inc.	200	8,866
Stepan Co.	550	42,960
Stillwater Mining Co.*	1,400	23,800
Summit Materials, Inc., Class A*	1,214	30,471
SunCoke Energy, Inc.*	1,200	10,584
Synalloy Corp.*	400	4,780
TimkenSteel Corp.*	1,100	18,546
Trecora Resources*	700	8,680
Tredegar Corp.	1,100	24,475
Tronox Ltd.	1,600	20,032
United States Steel Corp.	1,000	32,710
Valhi, Inc.	3,800	11,818
Worthington Industries, Inc.	100	4,779

		1,032,913

Real Estate — 8.02%
Agree Realty Corp.	240	11,256
Alexander’s, Inc.	100	42,281
American Assets Trust, Inc.	820	35,203
Ashford Hospitality Prime, Inc.	1,000	13,440
Ashford Hospitality Trust, Inc.	1,700	12,920
AV Homes, Inc.*	200	3,530
Bluerock Residential Growth REIT, Inc.	1,240	16,219
CBL & Associates Properties, Inc.	1,800	19,530
Chimera Investment Corp.	4,050	71,401
Colony NorthStar, Inc., Class A	1,913	26,633
Colony Starwood Homes	200	6,290
CoreCivic, Inc.	700	20,328
CorEnergy Infrastructure Trust, Inc.	490	17,591
Cousins Properties, Inc.	4,009	34,076
CyrusOne, Inc.	230	11,077
DiamondRock Hospitality Co.	3,400	38,318
EastGroup Properties, Inc.	200	14,154
Empire State Realty Trust, Inc., Class A	2,440	49,996
FelCor Lodging Trust, Inc.	300	2,310
First Industrial Realty Trust, Inc.	900	23,265
Franklin Street Properties Corp.	3,610	46,027
GEO Group, Inc./The	1,100	45,672
Gladstone Commercial Corp.	200	3,928
Government Properties Income Trust	960	18,490
Great Ajax Corp.	350	4,554
Healthcare Realty Trust, Inc.	500	15,105
Independence Realty Trust, Inc.	1,690	15,599
InfraREIT, Inc.	800	13,184
Invesco Mortgage Capital, Inc.	1,720	25,060
LaSalle Hotel Properties	1,200	36,204
Lexington Realty Trust	6,500	69,680
Mack-Cali Realty Corp.	1,470	41,189
Maui Land & Pineapple Co., Inc.*	500	3,659
Medical Properties Trust, Inc.	2,110	26,902
National Health Investors, Inc.	650	48,093
National Storage Affiliates Trust	300	6,675
New Residential Investment Corp.	4,550	68,932
New Senior Investment Group, Inc.	1,810	18,118
New York Mortgage Trust, Inc.	4,260	27,307
NexPoint Residential Trust, Inc.	400	9,244
Parkway, Inc.*	501	10,666
PennyMac Mortgage Investment Trust	2,440	41,358
Preferred Apartment Communities, Inc., Class A	810	10,967
RAIT Financial Trust	1,300	4,498
RE/MAX Holdings, Inc., Class A	420	23,541
Rexford Industrial Realty, Inc.	1,580	35,882
Sabra Health Care REIT, Inc.	1,320	33,528
Select Income REIT	1,440	36,014
Seritage Growth Properties	200	8,160
Silver Bay Realty Trust Corp.	400	6,740
Sotherly Hotels, Inc.	800	5,576
STAG Industrial, Inc.	2,610	60,395
Stratus Properties, Inc.*	200	6,120
Summit Hotel Properties, Inc.	3,130	49,548
Tanger Factory Outlet Centers, Inc.	700	23,933

13

YORKTOWN SMALL CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
UMH Properties, Inc.	600	$8,790
Urstadt Biddle Properties, Inc., Class A	200	4,490
Washington Prime Group, Inc.	1,500	14,475
Whitestone REIT	990	13,771
Xenia Hotels & Resorts, Inc.	900	16,515

		1,428,407

Telecommunication Services — 0.24%
Boingo Wireless, Inc.*	400	4,680
Consolidated Communications Holdings, Inc.	80	2,105
IDT Corp.	200	3,840
Inteliquent, Inc.	600	13,740
Vonage Holdings Corp.*	2,500	17,725

		42,090

Utilities — 4.30%
ALLETE, Inc.	780	50,973
Artesian Resources Corp., Class A	240	7,447
Atlantica Yield PLC	600	12,840
Avista Corp.	1,087	42,002
Black Hills Corp.	500	31,275
Cadiz, Inc.*	600	8,430
California Water Service Group	1,305	45,022
Connecticut Water Service, Inc.	292	15,780
Delta Natural Gas Co., Inc.	80	2,106
El Paso Electric Co.	682	31,304
Hawaiian Electric Industries, Inc.	127	4,252
IDACORP, Inc.	707	56,574
MGE Energy, Inc.	862	54,866
Middlesex Water Co.	427	16,145
Northwest Natural Gas Co.	785	46,236
NRG Yield, Inc., Class C	1,100	18,645
ONE Gas, Inc.	600	38,772
Ormat Technologies, Inc.	235	12,619
Otter Tail Corp.	1,380	52,233
Portland General Electric Co.	1,072	46,750
Pure Cycle Corp.*	1,200	6,180
SJW Group	300	15,030
South Jersey Industries, Inc.	1,000	33,000
Southwest Gas Corp.	660	53,176
TerraForm Global, Inc., Class A	1,600	7,040
TerraForm Power, Inc., Class A*	1,300	15,431
WGL Holdings, Inc.	500	40,970

		765,098

Total Common Stocks		16,774,586

INVESTMENT COMPANIES — 5.85%
Exchange-Traded Funds — 4.95%
iShares Russell 2000 Value ETF	4,950	583,753
SPDR S&P Metals & Mining ETF	3,600	120,204
SPDR S&P Oil & Gas Equipment & Services ETF	4,300	96,578
SPDR S&P Oil & Gas Exploration & Production ETF	2,000	80,160

Total Exchange-Traded Funds		880,695

Money Market Funds — 0.90%
Federated Treasury Obligations Fund, Institutional Class	159,668	159,668

Total Investment Companies		1,040,363

Total Investments — 100.04% (cost $15,008,982)		17,814,949
Liabilities in Excess of Other Assets — (0.04)%		(6,665)

Net Assets — 100.00%		$17,808,284

*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

The accompanying notes are an integral part of these financial statements.

14

YORKTOWN MID CAP FUND

SCHEDULE OF INVESTMENTS

January 31, 2017

	Shares	Value
COMMON STOCKS — 98.38%
Consumer Discretionary — 15.27%
BorgWarner, Inc.	2,611	$106,607
Coach, Inc.	6,500	242,775
Darden Restaurants, Inc.	1,527	111,899
Dick’s Sporting Goods, Inc.	1,815	93,654
Dollar General Corp.	1,489	109,918
Hanesbrands, Inc.	6,861	162,674
Leggett & Platt, Inc.	2,172	103,648
MGM Resorts International*	3,640	104,832
Newell Brands, Inc.	6,651	314,792
Panera Bread Co., Class A*	318	66,481
Ralph Lauren Corp.	3,200	282,976
Signet Jewelers Ltd.	3,900	302,913
Six Flags Entertainment Corp.	2,764	164,679
Tractor Supply Co.	2,439	179,681
VF Corp.	1,753	90,244

		2,437,773

Consumer Staples — 5.69%
Avon Products, Inc.*	50,000	293,500
ConAgra Foods, Inc.	2,232	87,249
Ingredion, Inc.	990	126,908
Kroger Co.	3,250	110,370
Mead Johnson Nutrition Co.	1,907	134,367
Tyson Foods, Inc., Class A	2,487	156,159

		908,553

Energy — 7.52%
Antero Resources Corp.*	12,300	300,243
Baker Hughes, Inc.	2,122	133,856
Hess Corp.	1,898	102,834
Noble Energy, Inc.	3,217	127,908
Pioneer Natural Resources Co.	718	129,405
Range Resources Corp.	2,010	65,003
Rice Energy, Inc.*	2,741	54,354
Weatherford International PLC*	50,000	260,500
Whiting Petroleum Corp.*	2,397	26,583

		1,200,686

Financials — 15.54%
Affiliated Managers Group, Inc.*	446	67,953
Allied World Assurance Co. Holdings AG	2,397	127,353
Ameriprise Financial, Inc.	683	76,680
Arch Capital Group Ltd.*	1,349	119,184
Assured Guaranty Ltd.	2,711	105,485
E*TRADE Financial Corp.*	3,387	126,843
East West Bancorp, Inc.	3,149	161,985
FNF Group*	2,354	83,237
Hanover Insurance Group, Inc.	1,292	108,451
Hartford Financial Services Group, Inc./The	2,609	127,084
Intercontinental Exchange, Inc.	1,343	78,378
Nasdaq, Inc.	1,273	89,797
Northern Trust Corp.	1,796	148,996
PacWest BanCorp	2,514	139,276
Principal Financial Group, Inc.	2,018	115,208
Signature Bank*	1,801	283,694
SunTrust Banks, Inc.	2,050	116,481
SVB Financial Group*	681	117,289
Willis Towers Watson PLC	1,304	163,170
Zions BanCorp	2,913	122,900

		2,479,444

Health Care — 12.56%
ABIOMED, Inc.*	482	51,270
Align Technology, Inc.*	732	67,117
AmerisourceBergen Corp.	3,700	322,936
BioMarin Pharmaceutical, Inc.*	1,275	111,728
Centene Corp.*	2,527	159,883
Cerner Corp.*	1,764	94,744
Cigna Corp.	511	74,718
Dentsply Sirona, Inc.	1,275	72,293
HealthSouth Corp.	1,695	65,800
Hologic, Inc.	2,581	104,608
MEDNAX, Inc.*	4,032	275,587
Perrigo Co. PLC	726	55,285
Veeva Systems, Inc.*	1,346	56,976
Zimmer Biomet Holdings, Inc.	2,800	331,324
Zoetis, Inc.	2,909	159,820

		2,004,089

Industrials — 13.04%
Carlisle Companies, Inc.	904	98,635
Copart, Inc.*	2,856	162,049
Dun & Bradstreet Corp./The	687	84,240
Equifax, Inc.	518	60,751
Fortune Brands Home & Security, Inc.	1,621	89,366
Hubbell, Inc.	797	97,298
Ingersoll-Rand PLC	1,470	116,645
Johnson Controls International PLC	3,310	145,574
Kansas City Southern	1,320	113,401
ManpowerGroup, Inc.	738	70,450
Middleby Corp./The*	871	116,871
Old Dominion Freight Line, Inc.*	2,180	192,450
Parker-Hannifin Corp.	964	141,833
TransDigm Group, Inc.	460	99,544
United Continental Holdings, Inc.*	1,502	105,846
Verisk Analytics, Inc.*	2,309	190,816
Wabtec Corp.	2,259	195,720

		2,081,489

15

YORKTOWN MID CAP FUND

SCHEDULE OF INVESTMENTS, Continued

	Shares	Value
Information Technology — 14.68%
Akamai Technologies, Inc.*	4,361	$299,121
Arista Networks, Inc.*	31	2,914
Belden, Inc.	1,591	121,664
Booz Allen Hamilton Holding Corp.	3,646	123,308
Cadence Design Systems, Inc.*	5,167	134,497
Check Point Software Technologies Ltd.*	1,491	147,266
CommScope Holding Co., Inc.*	2,649	100,185
CoStar Group, Inc.*	1,050	212,205
CSRA, Inc.	5,258	163,103
Genpact Ltd.*	7,319	180,633
IPG Photonics Corp.*	607	69,799
Juniper Networks, Inc.	2,698	72,252
MAXIMUS, Inc.	2,108	116,235
NXP Semiconductors NV*	619	60,569
Red Hat, Inc.*	2,655	201,461
TE Connectivity Ltd.	1,581	117,547
Vantiv, Inc., Class A*	3,534	219,956

		2,342,715

Materials — 7.12%
Axalta Coating Systems Ltd.*	2,969	86,101
Carpenter Technology Corp.	3,152	126,143
Eastman Chemical Co.	1,838	142,445
FMC Corp.	2,309	138,909
Reliance Steel & Aluminum Co.	4,000	318,600
Steel Dynamics, Inc.	5,646	190,891
Vulcan Materials Co.	1,037	133,078

		1,136,167

Real Estate — 4.51%
Boston Properties, Inc.	614	80,373
DDR Corp.	5,722	86,860
Equity Residential	1,284	78,029
Essex Property Trust, Inc.	541	121,346
GGP, Inc.	4,105	101,968
Prologis, Inc.	1,893	92,473
SL Green Realty Corp.	596	64,946
Ventas, Inc.	1,516	93,492

		719,487

Utilities — 2.45%
Atmos Energy Corp.	1,526	116,251
Eversource Energy	2,409	133,266
Xcel Energy, Inc.	3,439	142,100

		391,617

Total Common Stocks		15,702,020

INVESTMENT COMPANIES — 1.64%
Money Market Securities — 1.64%
Federated Government Obligations Fund, Institutional Class	262,590	262,590

Total Investment Companies		262,590

Total Investments — 100.02% (cost $15,100,536)		15,964,610
Liabilities in Excess of Other Assets — (0.02)%		(3,725)

Net Assets — 100.00%		$15,960,885

*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

The accompanying notes are an integral part of these financial statements.

16

API FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2017

	Yorktown Small Cap Fund	Yorktown Mid Cap Fund
Assets:
Investments in issuers at value (identified cost of $15,008,982 and $15,100,536 respectively)	$17,814,949	$15,964,610
Receivable for fund shares sold	32	32
Dividends receivable	5,791	3,613
Deferred offering costs	12,128	12,259
Prepaid expenses	6,479	6,381

Total Assets	17,839,379	15,986,895

Liabilities:
Payable to Adviser	1,821	1,179
Accrued distribution fees	120	80
Accrued administrator and transfer agent fees	4,881	4,854
Other accrued expenses	24,273	19,897

Total Liabilities	31,095	26,010

Net Assets	$17,808,284	$15,960,885

Shares of beneficial interest (unlimited number of no par value shares authorized)
Class A: Shares outstanding	1,040	598

Net assets	$12,453	$6,367

Net asset value per share	$11.97	$10.65

Maximum offering price per share (Note 2)	$12.70	$11.30

Class L: Shares outstanding	11,743	9,176

Net assets	$140,044	$97,288

Net asset value per share	$11.93	$10.60

Institutional Class: Shares outstanding	1,473,401	1,486,834

Net assets	$17,655,787	$15,857,230

Net asset value per share	$11.98	$10.67

Net Assets consist of:
Paid-in capital	$15,224,085	$15,057,520
Undistributed net investment loss	(19,078)	(13,504)
Accumulated net realized gain (loss) from security transactions	(202,690)	52,795
Net unrealized appreciation on investments	2,805,967	864,074

Net assets applicable to outstanding shares of beneficial interest	$17,808,284	$15,960,885

The accompanying notes are an integral part of these financial statements.

17

API FUNDS

STATEMENTS OF OPERATIONS

For the Period Ended January 31, 2017 *

	Yorktown Small Cap Fund	Yorktown Mid Cap Fund
Investment Income
Dividend income (net of foreign taxes withheld of $28 and $152, respectively)	$145,962	$116,916

Total investment income	145,962	116,916

Expenses
Investment advisory fees	91,121	107,933
Distribution fees
Class A	17	8
Class L	556	323
Administration fees	30,383	30,309
Transfer agent fees	25,540	25,451
Custodial fees	13,496	10,373
Professional fees	15,495	15,460
Registration fees	3,980	3,980
Trustee fees	1,000	1,000
Pricing fees	14,687	3,647
Insurance	238	219
Shareholder reports	1,727	1,339
Offering costs	35,095	34,963
Organizational costs	13,234	13,234
Miscellaneous	16,147	16,060

Total operating expenses	262,716	264,299
Less fees waived and expenses reimbursed by investment advisor	(125,765)	(126,840)
Less fees waived by transfer agent	(19,915)	(19,827)

Net operating expenses	117,036	117,632

Net investment income (loss)	28,926	(716)

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) from security transactions	(202,690)	59,595
Change in unrealized appreciation on investments	2,805,967	864,074

Net realized and unrealized gain on investments	2,603,277	923,669

Net increase in net assets resulting from operations	$2,632,203	$922,953

*	Commencement of operations was May 9, 2016 for the Yorktown Small Cap Fund and May 10, 2016 for the Yorktown Mid Cap Fund.

The accompanying notes are an integral part of these financial statements.

18

API FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended January 31, 2017 *

	Yorktown Small Cap Fund	Yorktown Mid Cap Fund
Operations:
Net investment income	$28,926	$(716)
Net realized gain (loss) from security transactions	(202,690)	59,595
Change in unrealized appreciation on investments	2,805,967	864,074

Net increase in net assets resulting from operations	2,632,203	922,953

Distributions:
From net investment income:
Class A	(90)	(1)
Institutional Class	(47,914)	(17,436)

	(48,004)	(17,437)

From realized gain on security transactions:
Class A	—	(1)
Class L	—	(12)
Institutional Class	—	(2,138)

	—	(2,151)

Change in net assets from fund share transactions (Note 7):
Class A	11,605	6,097
Class L	127,616	94,287
Institutional Class	15,084,864	14,957,136

Increase in net assets resulting from capital share transactions	15,224,085	15,057,520

Total increase in net assets	17,808,284	15,960,885

Net Assets
Beginning of period	—	—

End of period	$17,808,284	$15,960,885

Undistributed net investment loss	$(19,078)	$(13,504)

*	Commencement of operations was May 9, 2016 for the Yorktown Small Cap Fund and May 10, 2016 for the Yorktown Mid Cap Fund.

The accompanying notes are an integral part of these financial statements.

19

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

	For the Period Ended January 31, 2017 *
	Class A Shares		Class L Shares		Institutional Class Shares
For a share outstanding throughout each period
Net asset value, at beginning of period	$10.00		$10.00		$10.00

Income from investment operations
Net investment income (loss)	0.00	(1)(2)	(0.07	) (1)	0.02	(1)
Net realized and unrealized gain on investments	2.00		2.00		1.99

Total from investment operations	2.00		1.93		2.01

Distributions from:
Net investment income	(0.03)		—		(0.03)

Total from distributions	(0.03)		—		(0.03)

Net asset value, at end of period	$11.97		$11.93		$11.98

Total Return (excludes sales charges, if applicable)	19.99	% (3)	19.30	% (3)	20.12	% (3)

Ratios/Supplemental Data:
Net assets at end of period (thousands)	$12		$140		$17,656
Ratio of expenses to average net assets	1.40	% (4)	2.15	% (4)	1.15	% (4)
Ratio of expenses to average net assets excluding fees waived	2.84	% (4)	3.59	% (4)	2.59	% (4)
Ratio of net investment income (loss) to average net assets	0.06	% (4)	(0.81	)% (4)	0.29	% (4)
Portfolio turnover	41	% (3)	41	% (3)	41	% (3)

*	Commencement of operations was May 9, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

20

YORKTOWN MID CAP FUND

FINANCIAL HIGHLIGHTS

	For the Period Ended January 31, 2017 *
	Class A Shares		Class L Shares		Institutional Class Shares
For a share outstanding throughout each period
Net asset value, at beginning of period	$10.00		$10.00		$10.00

Income from investment operations
Net investment income (loss)	(0.02	) (1)	(0.07	) (1)	0.00	(1)(2)
Net realized and unrealized gain on investments	0.67		0.67		0.68

Total from investment operations	0.65		0.60		0.68

Distributions from:
Net investment income	—	(2)	—		(0.01)
Net realized gain on security transactions	—	(2)	—	(2)	—	(2)

Total from distributions	—	(2)	—	(2)	(0.01)

Net asset value, at end of period	$10.65		$10.60		$10.67

Total Return (excludes sales charges, if applicable)	6.53	% (3)	6.01	% (3)	6.83	% (3)

Ratios/Supplemental Data:
Net assets at end of period (thousands)	$6		$97		$15,858
Ratio of expenses to average net assets	1.50	% (4)	2.25	% (4)	1.25	% (4)
Ratio of expenses to average net assets excluding fees waived	3.06	% (4)	3.81	% (4)	2.81	% (4)
Ratio of net investment income (loss) to average net assets	(0.31	)% (4)	(0.99	)% (4)	0.00	% (4)(5)
Portfolio turnover	44	% (3)	44	% (3)	44	% (3)

*	Commencement of operations was May 10, 2016.

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less that $0.005 per share.

(3)	Not annualized for periods less than one year.

(4)	Annualized for periods less than one year.

(5)	Amount is less than 0.005% per share.

The accompanying notes are an integral part of these financial statements.

21

API FUNDS

NOTES TO FINANCIAL STATEMENTS

January 31, 2017

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements include the Yorktown Small Cap Fund (the “Small Cap Fund”) and Yorktown Mid Cap Fund (the “Mid Cap Fund”) (collectively the “Funds”). Each Fund offers Class A, Class L and Institutional Class shares. Class C shares are currently not available for purchase.

The Small Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, Yorktown Management & Research Company, Inc., the Funds’ investment adviser (the “Adviser”) and Vericimetry Advisors, LLC, the Small Cap Fund’s sub-adviser, seek to achieve the Small Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of U.S. small capitalized (“small cap”) value companies. The Fund may also invest in securities issued by investment companies (“Underlying Funds”), and index securities (“Index Securities”), including exchange traded funds (“ETFs”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Mid Cap Fund’s investment objective is to seek to achieve long term capital appreciation. Under normal conditions, the Adviser and, when appointed, its sub-adviser, seek to achieve the Mid Cap Fund’s investment objective by investing at least 80% of its assets (plus the amount of any borrowings for investment purposes) in the common stock of medium capitalized (“mid cap”) companies. The Fund may also invest in securities issued by Underlying Funds, and Index Securities. William Blair Investment Management, LLC acted as the Mid Cap Fund’s sub-adviser from May 10, 2016 through December 19, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in Underlying Funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Securities that are listed on U.S. exchanges (other than ETFs) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are valued at an evaluated mean of the bid and asked prices. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

22

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.

•

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3—Unobservable inputs for the asset, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of January 31, 2017, in valuing the Funds’ assets carried at fair value.

Small Cap Fund

Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$16,770,927	$3,659	(1)	$—	$16,774,586
Investment Companies	1,040,363	—		—	1,040,363

Total	$17,811,290	$3,659		$—	$17,814,949

Mid Cap Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$15,702,020	$—	$—	$15,702,020
Investment Companies	262,590	—	—	262,590

Total	$15,964,610	$—	$—	$15,964,610

See schedule of investments for breakdown of industries in which the Funds invest. Transfers are recognized at the end of the reporting period.

(1)	Due to no readily available market price for Maui Land & Pineapple Co., Inc., held in the Small Cap Fund, management has determined this security to be Level 2 based on Trust’s pricing procedures.

23

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Security Transactions and Investment Income

Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer Class A shares which include a front-end sales charge (load). The maximum front-end sales charge is 5.75% for each Fund. Class A shares may be purchased without a front-end sales charge under certain circumstances.

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Principal Risks

In the normal course of business the Funds may trade securities, where the risk of potential loss exists due to such things as changes in the market (market risk) or the size of the companies it invest in (small company risk).

Market Risks—The Funds’ investments in securities expose the Funds to various risks such as, but not limited to, interest rate and equity risks.

The market value of equities, such as common stocks and preferred securities, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor senti-

24

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

3.	Principal Risks, continued

ment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Small Company Risk—Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers may often have narrow markets, fewer product lines, and limited managerial and financial resources.

4.	Investment Advisory and Mutual Fund Services Agreements

The Adviser, whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment adviser and manager. For its services, the Adviser receives a fee, calculated daily and payable monthly, at an annual rate of 0.90% of the average daily net assets of the Small Cap Fund; and 1.15% of the average daily net assets of the Mid Cap Fund. During the period ended January 31, 2017, the Adviser contractually waived fees and reimbursed expenses of $125,765 and $126,840 in the Small Cap Fund and Mid Cap Fund, respectively.

In the interest of limiting expenses of the Funds, the Adviser has entered into a five year contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, for the first five fiscal years of each Fund’s operations, the Adviser has agreed to waive or limit its fees and assume other expenses of the Funds (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Small Cap Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares, 2.15% for Class L Shares, and 1.15% for Institutional Class Shares and that the Mid Cap Fund’s ratio of total annual operating expenses is limited to 1.50% for Class A Shares, 2.25% for Class L Shares, and 1.25% for Institutional Class Shares. The Adviser is entitled to the reimbursement of fees waived or reimbursed subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the applicable Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 90 day notice, or if the Adviser ceases to serve as adviser to the Funds. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board of Trustees.

The amounts subject to recoupment by the Funds pursuant to the aforementioned conditions at January 31, 2017 were as follows:

	Amount	Recoupable through January 31,
Small Cap Fund	$125,765	2020
Mid Cap Fund	126,840	2020

25

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

4.	Investment Advisory and Mutual Fund Services Agreements, continued

The Adviser has retained sub-advisers to provide portfolio management and related services to the Funds. The sub-advisers receive a fee from the Adviser (not the Funds) for these services.

In addition, the Trust retains Ultimus Asset Services, LLC (“Ultimus”), to provide certain transfer agency, fund accounting, fund administration, and compliance support services for the Funds. For the period ended January 31, 2017, Ultimus earned fees of $36,008 and $35,933 for fund accounting, fund administration, and compliance support services from the Small Cap Fund and Mid Cap Fund, respectively. Ultimus contractually agreed to reduce its base minimum transfer agency fee by 100% for the first six months and 50% for the second six months after the inception of the Funds.

5.	Distribution Plan and Fees

The Trust has adopted Rule 12b-1 Plans of Distribution providing for the payment of distribution and service fees to the Funds’ distributor. Class A Shares of the Funds pay a fee of 0.25% of each Class A shares’ average daily net assets for distribution fees. Class L Shares of the Funds pay a fee of 1.00% of each Class L Shares’ average daily net assets. Of this amount, not more than 0.25% may represent shareholder servicing fees paid to institutions that have agreements with the distributor to provide such services.

6.	Investment Activity

For the period ended January 31, 2017, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Small Cap Fund	$20,555,491	$5,467,882	$—	$—
Mid Cap Fund	20,399,857	5,610,224	—	—

7.	Fund Share Transactions

Share transactions for the period ended January 31, 2017 were as follows:

	Amount				Shares
	Sold	Reinvested From Distributions	Redeemed	Net Change	Sold	Reinvested From Distributions		Redeemed	Net Change
Small Cap Fund:
Class A	$36,658	$30	$(25,083)	$11,605	3,113	3		(2,076)	1,040
Class L	132,806	—	(5,190)	127,616	12,239	—		(496)	11,743
Institutional Class	15,084,202	2,377	(1,714)	15,084,865	1,473,363	197		(159)	1,473,401
Mid Cap Fund:
Class A	6,095	2	—	6,097	598	—	(a)	—	598
Class L	94,275	12	—	94,287	9,175	1		—	9,176
Institutional Class	14,957,861	912	(1,637)	14,957,136	1,486,909	87		(162)	1,486,834

(a)	Amount is less than 0.5 shares.

26

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

8.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2017, the API Multi-Asset Income Fund and the API Master Allocation Fund, as record shareholders, owned 67% and 27%, respectively, of the outstanding shares of the Small Cap Fund and 67% and 28%, respectively, of the outstanding shares of the Mid Cap Fund.

9.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes may differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Virginia State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

At January 31, 2017, the gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes, were as follows:

	Small Cap Fund	Mid Cap Fund
Cost of investments	$15,013,508	$15,116,531

Gross unrealized appreciation	$3,005,939	$1,177,839
Gross unrealized depreciation	(204,498)	(329,760)

Net unrealized appreciation/(depreciation) on investments	$2,801,441	$848,079

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and wash sales.

27

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

9.	Federal Income Tax Information, continued

Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended January 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Mid Cap Fund	$—	$4,649	$(4,649)

As of January 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Small Cap Fund	Mid Cap Fund
Undistributed ordinary income	$—	$65,654
Undistributed long-term capital gains	—	3,136

Accumulated earnings	—	68,790
Accumulated capital and other losses	(217,242)	(13,504)
Unrealized appreciation/(depreciation) on investments	2,801,441	848,079

Total accumulated earnings/(deficit)	$2,584,199	$903,365

The tax character of distributions paid during the period ended January 31, 2017 was as follows:

	January 31, 2017
	Ordinary Income	Long-Term Capital Gains	Total Distributions
Small Cap Fund	$48,004	$—	$48,004
Mid Cap Fund	17,437	2,151	19,588

At January 31, 2017, the Funds had accumulated non-expiring capital loss carryforwards as follows:

Short-Term
Small Cap Fund	$198,164

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

28

API FUNDS

NOTES TO FINANCIAL STATEMENTS, Continued

9.	Federal Income Tax Information, continued

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of January 31, 2017, the Funds had Qualified Late Year Ordinary losses of:

Small Cap Fund	$19,078
Mid Cap Fund	13,504

10.	Subsequent Event

Management of the Funds has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. On February 13, 2017, a special meeting of the shareholders of the Mid Cap Fund was held at the offices of the Trust, Poplar Forest Capital LLC was approved as the sub-adviser of the Mid Cap Fund. Management has determined that there were no additional items requiring additional disclosure.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

American Pension Investors Trust

Lynchburg, Virginia

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the American Pension Investors Trust, comprised of Yorktown Small Cap Fund and Yorktown Mid Cap Fund, collectively referred to as the “Funds”, as of January 31, 2017, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period May 9, 2016 (commencement of operations) through January 31, 2017 for the Yorktown Small Cap Fund and for the period May 10, 2016 (commencement of operations) through January 31, 2017 for Yorktown Mid Cap Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Pension Investors Trust as of January 31, 2017, the results of their operations, the statements of changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 30, 2017

30

The graphs that follow assume an initial investment of $10,000 made on May 9, 2016 (commencement of operations) for the Small Cap Fund and May 10, 2016 (commencement of operations) for the Mid Cap Fund and held through January 31, 2017. THE FUNDS’ RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The Russell 2000 Index is a widely recognized unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. Russell Midcap Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000 Index. Individuals cannot invest directly in the Indexes; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Gross operating expense ratios by Fund and share class, as disclosed in the current prospectus as of the date of this report, are: Small Cap Fund Class A - 1.53%; Small Cap Fund Class L - 2.28%; Small Cap Fund Institutional Class - 1.28%; Mid Cap Fund Class A - 1.78%; Mid Cap Fund Class L - 2.53%; Mid Cap Fund Institutional Class - 1.53%.

The performance data quoted represents past performance and does not guarantee future results. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the Funds, to obtain performance data current to the most recent month end, or to obtain a prospectus, please call 1-800-544-6060. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of each Fund before investing. A Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. Total returns, with load, include the 5.75% maximum front-end sales charge (load).

The Funds are distributed by Unified Financial Securities, LLC, member FINRA.

31

32

33

34

Expense Examples

API Trust Yorktown Funds

As a shareholder in an API Yorktown Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2016 to January 31, 2017.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

35

	Beginning Account Value	Ending Account Value, January 31, 2017	Expenses Paid During the Period(a)	Annualized Expense Ratio
Small Cap Fund
Class A
Actual	$1,000.00	$1,114.10	$7.44	1.40%
Hypothetical (5% return before expenses)	1,000.00	1,017.90	7.02	1.40%
Class L
Actual	1,000.00	1,110.80	11.41	2.15%
Hypothetical (5% return before expenses)	1,000.00	1,014.17	10.77	2.15%
Institutional Class
Actual	1,000.00	1,115.30	6.11	1.15%
Hypothetical (5% return before expenses)	1,000.00	1,019.15	5.77	1.15%

Mid Cap Fund
Class A
Actual	1,000.00	1,029.20	7.65	1.50%
Hypothetical (5% return before expenses)	1,000.00	1,017.41	7.52	1.50%
Class L
Actual	1,000.00	1,025.30	11.45	2.25%
Hypothetical (5% return before expenses)	1,000.00	1,013.68	11.26	2.25%
Institutional Class
Actual	1,000.00	1,031.20	6.38	1.25%
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.27	1.25%

(a)

The dollar amounts shown as “Expenses Paid” are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 366 (to reflect the one-half year period).

Other Information

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The filed forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

36

TRUSTEES AND OFFICERS

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

David D. Basten Age 66	President and Trustee	Since 1985	All (consisting of seven portfolios)	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services). He is the father of David M. Basten.

David M. Basten Age 39	Vice-President, Assistant Secretary and Trustee	Since 2008	All (consisting of seven portfolios)	Portfolio Manager, Yorktown Management & Research Company, Inc.. He is the son of David D. Basten.

Mark A. Borel Age 64	Trustee	Since 1985	All (consisting of seven portfolios)	President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); President, Humble, LLC (real estate); Member/Manager, Humble II, LLC (real estate); Partner, JBO, LLC (real estate); Partner, JAMBO International, LLC (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbor’s Place Restaurant; Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, A & K - BO, LLC (real estate); Partner, TABO International, LLC (real estate); Partner, Braxton Park, LLC (real estate); Partner, BOJAM, LLC (commercial real estate); Partner, New London Development Company (real estate); Partner, Lake Group, LLC (real estate); Member/Manager, Bootleggers Lynchburg, LLC (Restaurant)

Stephen B. Cox Age 68	Trustee	Since 1995	All (consisting of seven portfolios)	Retired

37

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

G. Edgar Dawson III Age 60	Trustee	Since 1995	All (consisting of seven portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).

Wayne C. Johnson Age 64	Trustee	Since 1988	All (consisting of seven portfolios)	Retired; Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).

David D. Jones Age 59	Secretary/Chief Compliance Officer	Since 2008	All (consisting of seven portfolios)	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm)

Charles D. Foster Age 56	Chief Financial Officer	Since 1988	All (consisting of seven portfolios)	Chief Financial Officer, Yorktown Management & Research Company, Inc.

M. Dennis Stratton Age 54	Controller	Since 1989	All (consisting of seven portfolios)	Controller, Yorktown Management & Research Company, Inc.

(*)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS

IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST

BY CALLING 1-800-544-6060.

38

SHAREHOLDER SERVICES

API Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(888) 933-8274

For Overnight Deliveries:

API Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

EXECUTIVE OFFICES

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is submitted for the general information of the shareholders of the Trust.

The report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus.

www.yorktownfunds.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. The Registrant hereby undertakes to provide to any person without charge, upon request, a copy of such code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-544-6060.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant’s financial statements, supervision of the Registrant’s preparation of its financial statements, and oversight of the work of the Registrant’s independent auditors. Each of the members of the Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for the fiscal years ended January 31, 2017 and January 31, 2016 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $115,000 and $86,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended January 31, 2017 and January 31, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended January 31, 2017 and January 31, 2016 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $23,000 and $21,500, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended January 31, 2017 and January 31, 2016 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1)	Pre-Approval Policies and Procedures. The Registrant’s Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended January 31, 2017 and January 31, 2016 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $23,000 and $21,500, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT. The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST
Date: April 7, 2017

/s/ David D. Basten
David D. Basten
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 7, 2017

/s/ David D. Basten
David D. Basten
President

Date: April 7, 2017

/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer